UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-5511

Variable Insurance Products Fund II
 (Exact name of registrant as specified in charter)

82 Devonshire St., Boston, Massachusetts 02109
 (Address of principal executive offices)       (Zip code)

Scott C. Goebel, Secretary

82 Devonshire St.

Boston, Massachusetts 02109
(Name and address of agent for service)

Registrant's telephone number, including area code: 617-563-7000

Date of fiscal year end:	December 31

Date of reporting period:	December 31, 2011

Item 1. Reports to Stockholders

Fidelity® Variable Insurance Products:

Index 500 Portfolio

Annual Report

December 31, 2011

Contents

Performance	(Click Here)	How the fund has done over time.
Management's Discussion of Fund Performance	(Click Here)	The Portfolio Manager's review of fund performance and strategy.
Shareholder Expense Example	(Click Here)	An example of shareholder expenses.
Investment Changes	(Click Here)	A summary of major shifts in the fund's investments over the past six months.
Investments	(Click Here)	A complete list of the fund's investments with their market values.
Financial Statements	(Click Here)	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	(Click Here)	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	(Click Here)
Trustees and Officers	(Click Here)
Distributions	(Click Here)
Board Approval of Investment Advisory Contracts and Management Fees	(Click Here)

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Fidelity Variable Insurance Products are separate account options which are purchased through a variable insurance contract.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. Performance numbers are net of all underlying fund operating expenses, but do not include any insurance charges imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total returns would have been lower. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended December 31, 2011	Past 1 year	Past 5 years	Past 10 years
VIP Index 500 Portfolio - Initial Class	2.04%	-0.26%	2.83%
VIP Index 500 Portfolio - Service Class	1.93%	-0.36%	2.73%
VIP Index 500 Portfolio - Service Class 2	1.78%	-0.51%	2.58%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in VIP Index 500 Portfolio - Initial Class on December 31, 2001. The chart shows how the value of your investment would have changed, and also shows how the S&P 500 ® Index performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Market Recap: Extreme market volatility took center stage during the 12 months ending December 31, 2011, stealing the spotlight from signs of progress in the global economy. Early in the year, aggressive monetary stimulus by the U.S. federal government, improving credit-market conditions and solid corporate earnings buoyed most major asset classes. As the period progressed, however, fresh worries about sovereign debt in Europe, inflation in China, gridlock over raising the debt ceiling in the U.S. - along with Standard & Poor's early-August downgrade of the nation's long-term sovereign credit rating - and a dimmed outlook for global growth punctured investor confidence and ignited market instability. Domestic equities, as measured by the broad-based S&P 500® Index, gained 2.11%, easily outpacing the 13.61% decline of MSCI® ACWI® (All Country World Index) ex USA Index, a proxy for foreign stocks. Within the MSCI index, emerging markets declined the most (-18%), with investments here generally held back by a stronger U.S. dollar. The U.K. (-3%) fared better than the rest of Europe (-15%), which was the second-worst-performing index component. Bolstered by periodic flights to quality, U.S. investment-grade bonds posted a 7.84% advance, as reflected by the Barclays Capital® U.S. Aggregate Bond Index, outperforming the 4.37% gain of high-yield securities, as represented by The BofA Merrill LynchSM US High Yield Constrained Index. Hampered by financial woes in Europe, the sovereign debt of major developed markets outside the U.S. rose 4.86%, according to the Citigroup® Non-USD Group-of-Seven (G7) Equal Weighted Index, while the JPMorgan Emerging Markets Bond Index Global (EMBI Global) advanced 8.46%, despite the currency head wind.

Comments from James Francis, Senior Portfolio Manager of the Geode Capital Management, LLC, investment management team for VIP Index 500 Portfolio: For the year ending December 31, 2011, the fund's share classes performed roughly in line with the S&P 500® Index, which rose 2.11%. (For specific portfolio results, please refer to the performance section of this report.) The three largest stocks in the index also were its three top contributors during the year. Topping the list was Apple, the second-largest stock in the S&P 500. This consumer products and personal computer manufacturer enjoyed very strong sales, especially of its popular iPad® tablet computers and iPhone® smartphones. Energy giant Exxon Mobil, the index's largest position, benefited along with rising oil prices. A competitor of Exxon's, Chevron, also contributed in this favorable environment. Computer-services company International Business Machines, the third-largest stock in the index, also added value - its shares trended upward throughout most of 2011. Elsewhere, a couple of consumer staples stocks, tobacco manufacturer Philip Morris International and fast-food restaurant giant McDonald's, both performed well, while in health care, drug makers Pfizer and Bristol-Myers Squibb contributed. Semiconductor manufacturer Intel benefited from strong product demand that spurred better-than-expected sales growth, while in telecommunication services, Verizon Communications also was helpful. Unsurprisingly, given the tremendous market volatility seen during the past year, many financials stocks topped the list of detractors. The biggest absolute laggard was diversified financials company Bank of America, whose shares declined 58% during 2011. Other diversified financials firms also encountered substantial difficulty, including Citigroup (-40%), Goldman Sachs Group (-46%) and JPMorgan Chase (-20%). Meanwhile, in the information technology sector, computer and peripherals company Hewlett-Packard had a difficult year. In August, the company announced plans - which were rescinded a few months later - to exit the personal computer business. Investors appeared to have little confidence in this move, causing the stock to lose 20% of its value in a single day - the biggest one-day decline for the company since October 1987. Shares of U.S. automaker Ford Motor performed poorly, shedding about one-third of their value during the year. Other notable detractors included database-software maker Oracle, mining business Freeport-McMoRan Copper & Gold and oil-field services company Schlumberger.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2011 to December 31, 2011).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. The estimate of expenses does not include any fees or other expenses of any variable annuity or variable life insurance product. If they were, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The estimate of expenses does not include any fees or other expenses of any variable annuity or variable life insurance product. If they were, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Annualized Expense Ratio	Beginning Account Value July 1, 2011	Ending Account Value December 31, 2011	Expenses Paid During Period* July 1, 2011 to December 31, 2011
Initial Class	.10%
Actual		$ 1,000.00	$ 962.70	$ .49
HypotheticalA		$ 1,000.00	$ 1,024.70	$ .51
Service Class	.20%
Actual		$ 1,000.00	$ 962.20	$ .99
HypotheticalA		$ 1,000.00	$ 1,024.20	$ 1.02
Service Class 2.35%
Actual		$ 1,000.00	$ 961.50	$ 1.73
HypotheticalA		$ 1,000.00	$ 1,023.44	$ 1.79

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Annual Report

Investment Changes (Unaudited)

Top Ten Stocks as of December 31, 2011
	% of fund's net assets	% of fund's net assets 6 months ago
Exxon Mobil Corp.	3.5	3.3
Apple, Inc.	3.2	2.5
International Business Machines Corp.	1.9	1.7
Chevron Corp.	1.8	1.7
Microsoft Corp.	1.7	1.6
General Electric Co.	1.6	1.6
Procter & Gamble Co.	1.6	1.5
AT&T, Inc.	1.5	1.5
Johnson & Johnson	1.5	1.5
Pfizer, Inc.	1.4	1.3
	19.7
Market Sectors as of December 31, 2011
	% of fund's net assets	% of fund's net assets 6 months ago
Information Technology	18.5	17.6
Financials	13.1	15.0
Energy	11.9	12.6
Health Care	11.5	11.6
Consumer Staples	11.2	10.5
Industrials	10.4	11.1
Consumer Discretionary	10.4	10.5
Utilities	3.7	3.4
Materials	3.4	3.6
Telecommunication Services	3.1	3.1
Asset Allocation
To match the S&P 500® Index, the VIP Index 500 Portfolio seeks 100% investment exposure to stocks at all times.

Annual Report

Investments December 31, 2011

Showing Percentage of Net Assets

Common Stocks - 97.2%
	Shares	Value
CONSUMER DISCRETIONARY - 10.4%
Auto Components - 0.3%
BorgWarner, Inc. (a)	20,581	$ 1,311,833
Johnson Controls, Inc.	127,626	3,989,589
The Goodyear Tire & Rubber Co. (a)	45,836	649,496
		5,950,918
Automobiles - 0.4%
Ford Motor Co.	712,824	7,669,986
Harley-Davidson, Inc.	43,588	1,694,266
		9,364,252
Distributors - 0.1%
Genuine Parts Co.	29,197	1,786,856
Diversified Consumer Services - 0.1%
Apollo Group, Inc. Class A (non-vtg.) (a)(d)	21,800	1,174,366
DeVry, Inc.	11,358	436,829
H&R Block, Inc.	54,943	897,219
		2,508,414
Hotels, Restaurants & Leisure - 2.0%
Carnival Corp. unit	84,883	2,770,581
Chipotle Mexican Grill, Inc. (a)(d)	5,871	1,982,872
Darden Restaurants, Inc.	24,728	1,127,102
International Game Technology	55,824	960,173
Marriott International, Inc. Class A	50,290	1,466,959
McDonald's Corp.	191,935	19,256,839
Starbucks Corp.	139,822	6,433,210
Starwood Hotels & Resorts Worldwide, Inc.	36,047	1,729,175
Wyndham Worldwide Corp.	28,628	1,082,997
Wynn Resorts Ltd.	14,855	1,641,329
Yum! Brands, Inc.	86,380	5,097,284
		43,548,521
Household Durables - 0.2%
D.R. Horton, Inc.	52,171	657,876
Harman International Industries, Inc.	13,150	500,226
Leggett & Platt, Inc.	26,098	601,298
Lennar Corp. Class A (d)	30,168	592,801
Newell Rubbermaid, Inc.	54,304	877,010
PulteGroup, Inc. (a)(d)	63,186	398,704
Whirlpool Corp.	14,338	680,338
		4,308,253
Internet & Catalog Retail - 0.8%
Amazon.com, Inc. (a)	68,242	11,812,690
Expedia, Inc.	17,781	516,005
Netflix, Inc. (a)	10,385	719,577
Priceline.com, Inc. (a)	9,338	4,367,476
TripAdvisor, Inc. (a)	17,781	448,259
		17,864,007

	Shares	Value
Leisure Equipment & Products - 0.1%
Hasbro, Inc.	21,776	$ 694,437
Mattel, Inc.	63,523	1,763,398
		2,457,835
Media - 3.0%
Cablevision Systems Corp. - NY Group Class A	41,412	588,879
CBS Corp. Class B	122,755	3,331,571
Comcast Corp. Class A	511,126	12,118,797
DIRECTV (a)	132,353	5,659,414
Discovery Communications, Inc. (a)(d)	49,572	2,030,965
Gannett Co., Inc.	44,698	597,612
Interpublic Group of Companies, Inc.	86,507	841,713
McGraw-Hill Companies, Inc.	55,036	2,474,969
News Corp. Class A	411,355	7,338,573
Omnicom Group, Inc.	51,749	2,306,970
Scripps Networks Interactive, Inc. Class A	18,245	773,953
The Walt Disney Co.	336,990	12,637,125
Time Warner Cable, Inc.	59,859	3,805,237
Time Warner, Inc.	187,746	6,785,140
Viacom, Inc. Class B (non-vtg.)	103,584	4,703,749
Washington Post Co. Class B (d)	912	343,651
		66,338,318
Multiline Retail - 0.8%
Big Lots, Inc. (a)	12,296	464,297
Dollar Tree, Inc. (a)	22,327	1,855,597
Family Dollar Stores, Inc.	22,020	1,269,673
JCPenney Co., Inc.	26,809	942,336
Kohl's Corp.	47,539	2,346,050
Macy's, Inc.	78,750	2,534,175
Nordstrom, Inc.	30,346	1,508,500
Sears Holdings Corp. (a)(d)	7,217	229,356
Target Corp.	125,978	6,452,593
		17,602,577
Specialty Retail - 2.0%
Abercrombie & Fitch Co. Class A	16,125	787,545
AutoNation, Inc. (a)(d)	8,922	328,954
AutoZone, Inc. (a)	5,238	1,702,193
Bed Bath & Beyond, Inc. (a)	45,032	2,610,505
Best Buy Co., Inc.	55,047	1,286,448
CarMax, Inc. (a)(d)	42,474	1,294,608
GameStop Corp. Class A (a)(d)	25,961	626,439
Gap, Inc.	65,079	1,207,215
Home Depot, Inc.	289,168	12,156,623
Limited Brands, Inc.	46,139	1,861,709
Lowe's Companies, Inc.	234,956	5,963,183
O'Reilly Automotive, Inc. (a)	24,072	1,924,556
Orchard Supply Hardware Stores Corp. Class A	324	2,441
Ross Stores, Inc.	43,368	2,061,281
Staples, Inc.	131,198	1,822,340
Tiffany & Co., Inc.	23,815	1,577,982
Common Stocks - continued
	Shares	Value
CONSUMER DISCRETIONARY - continued
Specialty Retail - continued
TJX Companies, Inc.	70,744	$ 4,566,525
Urban Outfitters, Inc. (a)(d)	20,828	574,020
		42,354,567
Textiles, Apparel & Luxury Goods - 0.6%
Coach, Inc.	54,741	3,341,391
NIKE, Inc. Class B	69,580	6,705,425
Ralph Lauren Corp.	12,097	1,670,354
VF Corp.	16,355	2,076,921
		13,794,091
TOTAL CONSUMER DISCRETIONARY		227,878,609
CONSUMER STAPLES - 11.2%
Beverages - 2.6%
Beam, Inc.	29,161	1,493,918
Brown-Forman Corp. Class B (non-vtg.)	18,920	1,523,249
Coca-Cola Enterprises, Inc.	58,528	1,508,852
Constellation Brands, Inc. Class A (sub. vtg.) (a)	32,657	675,020
Dr Pepper Snapple Group, Inc.	40,214	1,587,649
Molson Coors Brewing Co. Class B	29,549	1,286,563
PepsiCo, Inc.	293,265	19,458,133
The Coca-Cola Co.	426,038	29,809,879
		57,343,263
Food & Staples Retailing - 2.3%
Costco Wholesale Corp.	81,291	6,773,166
CVS Caremark Corp.	244,160	9,956,845
Kroger Co.	112,013	2,712,955
Safeway, Inc.	63,759	1,341,489
SUPERVALU, Inc. (d)	39,810	323,257
Sysco Corp.	110,654	3,245,482
Wal-Mart Stores, Inc.	327,627	19,578,990
Walgreen Co.	166,814	5,514,871
Whole Foods Market, Inc.	29,967	2,085,104
		51,532,159
Food Products - 1.9%
Archer Daniels Midland Co.	125,300	3,583,580
Campbell Soup Co.	33,641	1,118,227
ConAgra Foods, Inc.	77,751	2,052,626
Dean Foods Co. (a)	34,458	385,930
General Mills, Inc.	120,700	4,877,487
H.J. Heinz Co.	60,070	3,246,183
Hershey Co.	28,715	1,774,013
Hormel Foods Corp.	25,871	757,762
Kellogg Co.	46,485	2,350,746
Kraft Foods, Inc. Class A	331,407	12,381,366
McCormick & Co., Inc. (non-vtg.)	24,886	1,254,752
Mead Johnson Nutrition Co. Class A	38,185	2,624,455
Sara Lee Corp.	110,812	2,096,563

	Shares	Value
The J.M. Smucker Co.	21,354	$ 1,669,242
Tyson Foods, Inc. Class A	54,799	1,131,051
		41,303,983
Household Products - 2.3%
Clorox Co.	24,743	1,646,894
Colgate-Palmolive Co.	90,789	8,387,996
Kimberly-Clark Corp.	73,925	5,437,923
Procter & Gamble Co.	516,093	34,428,564
		49,901,377
Personal Products - 0.2%
Avon Products, Inc.	80,805	1,411,663
Estee Lauder Companies, Inc. Class A	20,952	2,353,329
		3,764,992
Tobacco - 1.9%
Altria Group, Inc.	385,744	11,437,310
Lorillard, Inc.	25,325	2,887,050
Philip Morris International, Inc.	325,823	25,570,589
Reynolds American, Inc.	63,419	2,626,815
		42,521,764
TOTAL CONSUMER STAPLES		246,367,538
ENERGY - 11.9%
Energy Equipment & Services - 1.9%
Baker Hughes, Inc.	81,872	3,982,254
Cameron International Corp. (a)	45,995	2,262,494
Diamond Offshore Drilling, Inc.	13,039	720,535
FMC Technologies, Inc. (a)(d)	44,697	2,334,524
Halliburton Co.	172,605	5,956,599
Helmerich & Payne, Inc.	20,098	1,172,919
Nabors Industries Ltd. (a)	53,940	935,320
National Oilwell Varco, Inc.	79,505	5,405,545
Noble Corp.	47,352	1,430,977
Rowan Companies, Inc. (a)	23,444	711,057
Schlumberger Ltd.	251,756	17,197,452
		42,109,676
Oil, Gas & Consumable Fuels - 10.0%
Alpha Natural Resources, Inc. (a)	41,231	842,349
Anadarko Petroleum Corp.	93,410	7,129,985
Apache Corp.	72,042	6,525,564
Cabot Oil & Gas Corp.	19,601	1,487,716
Chesapeake Energy Corp.	123,665	2,756,493
Chevron Corp.	373,563	39,747,103
ConocoPhillips	249,058	18,148,856
CONSOL Energy, Inc.	42,547	1,561,475
Denbury Resources, Inc. (a)	74,519	1,125,237
Devon Energy Corp.	75,764	4,697,368
El Paso Corp.	144,661	3,843,643
EOG Resources, Inc.	50,431	4,967,958
EQT Corp.	28,031	1,535,818
Exxon Mobil Corp.	899,111	76,208,646
Hess Corp.	55,901	3,175,177
Common Stocks - continued
	Shares	Value
ENERGY - continued
Oil, Gas & Consumable Fuels - continued
Marathon Oil Corp.	132,004	$ 3,863,757
Marathon Petroleum Corp.	66,876	2,226,302
Murphy Oil Corp.	36,301	2,023,418
Newfield Exploration Co. (a)	24,854	937,741
Noble Energy, Inc.	32,931	3,108,357
Occidental Petroleum Corp.	152,276	14,268,261
Peabody Energy Corp.	50,811	1,682,352
Pioneer Natural Resources Co.	22,956	2,054,103
QEP Resources, Inc.	33,193	972,555
Range Resources Corp.	29,342	1,817,443
Southwestern Energy Co. (a)	65,162	2,081,274
Spectra Energy Corp. (d)	121,992	3,751,254
Sunoco, Inc.	20,026	821,467
Tesoro Corp. (a)(d)	26,679	623,221
Valero Energy Corp.	104,994	2,210,124
Williams Companies, Inc.	110,562	3,650,757
		219,845,774
TOTAL ENERGY		261,955,450
FINANCIALS - 13.1%
Capital Markets - 1.8%
Ameriprise Financial, Inc.	42,441	2,106,771
Bank of New York Mellon Corp.	227,466	4,528,848
BlackRock, Inc. Class A	18,792	3,349,486
Charles Schwab Corp.	202,491	2,280,049
E*TRADE Financial Corp. (a)	47,625	379,095
Federated Investors, Inc. Class B (non-vtg.) (d)	17,323	262,443
Franklin Resources, Inc.	27,303	2,622,726
Goldman Sachs Group, Inc.	92,348	8,351,030
Invesco Ltd.	84,598	1,699,574
Legg Mason, Inc.	23,335	561,207
Morgan Stanley	278,388	4,212,010
Northern Trust Corp.	45,206	1,792,870
State Street Corp.	92,280	3,719,807
T. Rowe Price Group, Inc.	47,390	2,698,861
		38,564,777
Commercial Banks - 2.6%
BB&T Corp.	130,766	3,291,380
Comerica, Inc.	37,269	961,540
Fifth Third Bancorp	172,532	2,194,607
First Horizon National Corp.	49,450	395,600
Huntington Bancshares, Inc.	162,083	889,836
KeyCorp	178,743	1,374,534
M&T Bank Corp.	23,565	1,798,952
PNC Financial Services Group, Inc.	98,688	5,691,337
Regions Financial Corp.	236,140	1,015,402
SunTrust Banks, Inc.	100,730	1,782,921
U.S. Bancorp	357,979	9,683,332

	Shares	Value
Wells Fargo & Co.	989,209	$ 27,262,600
Zions Bancorporation	34,569	562,783
		56,904,824
Consumer Finance - 0.7%
American Express Co.	189,548	8,940,979
Capital One Financial Corp.	86,226	3,646,498
Discover Financial Services	103,101	2,474,424
SLM Corp.	95,429	1,278,749
		16,340,650
Diversified Financial Services - 2.6%
Bank of America Corp.	1,901,289	10,571,167
Citigroup, Inc.	548,430	14,429,193
CME Group, Inc.	12,454	3,034,666
IntercontinentalExchange, Inc. (a)	13,628	1,642,855
JPMorgan Chase & Co.	712,761	23,699,303
Leucadia National Corp.	37,162	845,064
Moody's Corp.	36,646	1,234,237
NYSE Euronext	49,146	1,282,711
The NASDAQ Stock Market, Inc. (a)	23,929	586,500
		57,325,696
Insurance - 3.5%
ACE Ltd.	63,182	4,430,322
AFLAC, Inc.	87,560	3,787,846
Allstate Corp.	94,794	2,598,304
American International Group, Inc. (a)(d)	81,939	1,900,985
Aon Corp.	60,643	2,838,092
Assurant, Inc.	17,278	709,435
Berkshire Hathaway, Inc. Class B (a)	329,777	25,161,985
Cincinnati Financial Corp.	30,403	926,075
Genworth Financial, Inc. Class A (a)	92,089	603,183
Hartford Financial Services Group, Inc.	83,612	1,358,695
Lincoln National Corp.	56,586	1,098,900
Loews Corp.	57,279	2,156,554
Marsh & McLennan Companies, Inc.	100,912	3,190,837
MetLife, Inc.	198,391	6,185,831
Principal Financial Group, Inc.	57,241	1,408,129
Progressive Corp.	115,681	2,256,936
Prudential Financial, Inc.	88,538	4,437,525
The Chubb Corp.	52,161	3,610,584
The Travelers Companies, Inc.	77,428	4,581,415
Torchmark Corp.	19,122	829,704
Unum Group (d)	54,845	1,155,584
XL Group PLC Class A	60,123	1,188,632
		76,415,553
Real Estate Investment Trusts - 1.8%
Apartment Investment & Management Co. Class A	22,681	519,622
AvalonBay Communities, Inc.	17,836	2,329,382
Boston Properties, Inc.	27,692	2,758,123
Equity Residential (SBI)	55,642	3,173,263
HCP, Inc.	76,493	3,169,105
Health Care REIT, Inc.	35,599	1,941,213
Common Stocks - continued
	Shares	Value
FINANCIALS - continued
Real Estate Investment Trusts - continued
Host Hotels & Resorts, Inc.	132,476	$ 1,956,671
Kimco Realty Corp.	76,334	1,239,664
Plum Creek Timber Co., Inc.	30,253	1,106,050
Prologis, Inc.	85,959	2,457,568
Public Storage	26,632	3,580,939
Simon Property Group, Inc.	55,110	7,105,883
Ventas, Inc.	54,008	2,977,461
Vornado Realty Trust	34,608	2,659,971
Weyerhaeuser Co.	100,621	1,878,594
		38,853,509
Real Estate Management & Development - 0.0%
CBRE Group, Inc. (a)	60,834	925,893
Thrifts & Mortgage Finance - 0.1%
Hudson City Bancorp, Inc.	98,944	618,400
People's United Financial, Inc.	67,649	869,290
		1,487,690
TOTAL FINANCIALS		286,818,592
HEALTH CARE - 11.5%
Biotechnology - 1.2%
Amgen, Inc.	148,797	9,554,255
Biogen Idec, Inc. (a)	45,566	5,014,538
Celgene Corp. (a)	83,273	5,629,255
Gilead Sciences, Inc. (a)	140,899	5,766,996
		25,965,044
Health Care Equipment & Supplies - 1.7%
Baxter International, Inc.	105,770	5,233,500
Becton, Dickinson & Co.	40,309	3,011,888
Boston Scientific Corp. (a)	277,901	1,483,991
C. R. Bard, Inc.	16,091	1,375,781
CareFusion Corp. (a)	42,133	1,070,600
Covidien PLC	90,494	4,073,135
DENTSPLY International, Inc.	26,553	929,089
Edwards Lifesciences Corp. (a)	21,398	1,512,839
Intuitive Surgical, Inc. (a)	7,315	3,386,918
Medtronic, Inc.	197,961	7,572,008
St. Jude Medical, Inc.	59,836	2,052,375
Stryker Corp.	61,015	3,033,056
Varian Medical Systems, Inc. (a)(d)	21,114	1,417,383
Zimmer Holdings, Inc. (a)(d)	33,610	1,795,446
		37,948,009
Health Care Providers & Services - 2.0%
Aetna, Inc.	67,960	2,867,232
AmerisourceBergen Corp. (d)	48,460	1,802,227
Cardinal Health, Inc.	64,810	2,631,934
CIGNA Corp.	53,547	2,248,974
Coventry Health Care, Inc. (a)	27,064	821,934
DaVita, Inc. (a)	17,539	1,329,632
Express Scripts, Inc. (a)(d)	91,259	4,078,365

	Shares	Value
Humana, Inc.	30,670	$ 2,686,999
Laboratory Corp. of America Holdings (a)(d)	18,589	1,598,096
McKesson Corp.	46,062	3,588,690
Medco Health Solutions, Inc. (a)	72,622	4,059,570
Patterson Companies, Inc. (d)	16,423	484,807
Quest Diagnostics, Inc.	29,592	1,718,112
Tenet Healthcare Corp. (a)(d)	81,475	417,967
UnitedHealth Group, Inc.	199,965	10,134,226
WellPoint, Inc.	65,252	4,322,945
		44,791,710
Health Care Technology - 0.1%
Cerner Corp. (a)(d)	27,328	1,673,840
Life Sciences Tools & Services - 0.4%
Agilent Technologies, Inc. (a)	65,130	2,274,991
Life Technologies Corp. (a)	33,428	1,300,683
PerkinElmer, Inc.	21,212	424,240
Thermo Fisher Scientific, Inc. (a)(d)	70,958	3,190,981
Waters Corp. (a)	16,809	1,244,706
		8,435,601
Pharmaceuticals - 6.1%
Abbott Laboratories	292,212	16,431,081
Allergan, Inc.	57,218	5,020,307
Bristol-Myers Squibb Co.	317,861	11,201,422
Eli Lilly & Co.	191,112	7,942,615
Forest Laboratories, Inc. (a)	50,113	1,516,419
Hospira, Inc. (a)	30,896	938,312
Johnson & Johnson	512,253	33,593,552
Merck & Co., Inc.	571,730	21,554,221
Mylan, Inc. (a)	80,005	1,716,907
Perrigo Co.	17,481	1,700,901
Pfizer, Inc.	1,441,923	31,203,214
Watson Pharmaceuticals, Inc. (a)	23,852	1,439,230
		134,258,181
TOTAL HEALTH CARE		253,072,385
INDUSTRIALS - 10.4%
Aerospace & Defense - 2.6%
General Dynamics Corp.	66,800	4,436,188
Goodrich Corp.	23,489	2,905,589
Honeywell International, Inc.	145,093	7,885,805
L-3 Communications Holdings, Inc.	18,732	1,249,050
Lockheed Martin Corp.	49,770	4,026,393
Northrop Grumman Corp.	49,011	2,866,163
Precision Castparts Corp.	27,047	4,457,075
Raytheon Co.	64,922	3,140,926
Rockwell Collins, Inc. (d)	28,386	1,571,733
Textron, Inc.	52,179	964,790
The Boeing Co.	139,416	10,226,164
United Technologies Corp.	169,964	12,422,669
		56,152,545
Common Stocks - continued
	Shares	Value
INDUSTRIALS - continued
Air Freight & Logistics - 1.0%
C.H. Robinson Worldwide, Inc.	30,797	$ 2,149,015
Expeditors International of Washington, Inc.	39,773	1,629,102
FedEx Corp.	59,504	4,969,179
United Parcel Service, Inc. Class B (d)	181,013	13,248,341
		21,995,637
Airlines - 0.1%
Southwest Airlines Co.	146,035	1,250,060
Building Products - 0.0%
Masco Corp.	67,116	703,376
Commercial Services & Supplies - 0.4%
Avery Dennison Corp.	19,732	565,914
Cintas Corp. (d)	20,683	719,975
Iron Mountain, Inc.	34,818	1,072,394
Pitney Bowes, Inc. (d)	37,448	694,286
R.R. Donnelley & Sons Co.	35,228	508,340
Republic Services, Inc.	59,052	1,626,883
Stericycle, Inc. (a)(d)	15,966	1,244,071
Waste Management, Inc.	86,349	2,824,476
		9,256,339
Construction & Engineering - 0.1%
Fluor Corp.	31,826	1,599,257
Jacobs Engineering Group, Inc. (a)(d)	24,036	975,381
Quanta Services, Inc. (a)	39,417	849,042
		3,423,680
Electrical Equipment - 0.5%
Cooper Industries PLC Class A	29,657	1,605,927
Emerson Electric Co.	138,012	6,429,979
Rockwell Automation, Inc.	26,621	1,953,183
Roper Industries, Inc.	18,097	1,572,086
		11,561,175
Industrial Conglomerates - 2.5%
3M Co.	131,465	10,744,634
Danaher Corp.	106,858	5,026,600
General Electric Co.	1,980,350	35,468,069
Tyco International Ltd.	86,658	4,047,795
		55,287,098
Machinery - 2.0%
Caterpillar, Inc.	121,293	10,989,146
Cummins, Inc.	36,175	3,184,124
Deere & Co.	77,644	6,005,763
Dover Corp.	34,773	2,018,573
Eaton Corp.	62,689	2,728,852
Flowserve Corp.	10,422	1,035,113
Illinois Tool Works, Inc.	90,637	4,233,654
Ingersoll-Rand PLC	58,558	1,784,262
Joy Global, Inc.	19,714	1,477,959
PACCAR, Inc.	67,194	2,517,759
Pall Corp.	21,599	1,234,383

	Shares	Value
Parker Hannifin Corp.	28,340	$ 2,160,925
Snap-On, Inc. (d)	10,913	552,416
Stanley Black & Decker, Inc.	31,683	2,141,771
Xylem, Inc.	34,622	889,439
		42,954,139
Professional Services - 0.1%
Dun & Bradstreet Corp.	9,118	682,300
Equifax, Inc.	22,712	879,863
Robert Half International, Inc. (d)	26,816	763,183
		2,325,346
Road & Rail - 0.9%
CSX Corp.	196,950	4,147,767
Norfolk Southern Corp.	63,047	4,593,604
Ryder System, Inc.	9,590	509,613
Union Pacific Corp.	90,616	9,599,859
		18,850,843
Trading Companies & Distributors - 0.2%
Fastenal Co. (d)	55,374	2,414,860
W.W. Grainger, Inc.	11,383	2,130,784
		4,545,644
TOTAL INDUSTRIALS		228,305,882
INFORMATION TECHNOLOGY - 18.5%
Communications Equipment - 2.0%
Cisco Systems, Inc.	1,008,406	18,231,980
F5 Networks, Inc. (a)	14,910	1,582,249
Harris Corp.	21,723	782,897
JDS Uniphase Corp. (a)	42,981	448,722
Juniper Networks, Inc. (a)	98,669	2,013,834
Motorola Mobility Holdings, Inc.	49,444	1,918,427
Motorola Solutions, Inc.	53,736	2,487,439
QUALCOMM, Inc.	315,308	17,247,348
		44,712,896
Computers & Peripherals - 4.5%
Apple, Inc. (a)	174,339	70,607,295
Dell, Inc. (a)	286,441	4,190,632
EMC Corp. (a)	382,656	8,242,410
Hewlett-Packard Co.	372,716	9,601,164
Lexmark International, Inc. Class A	13,468	445,387
NetApp, Inc. (a)(d)	67,267	2,439,774
SanDisk Corp. (a)	45,075	2,218,141
Western Digital Corp. (a)	43,854	1,357,281
		99,102,084
Electronic Equipment & Components - 0.4%
Amphenol Corp. Class A	31,089	1,411,130
Corning, Inc.	294,797	3,826,465
FLIR Systems, Inc.	29,261	733,573
Jabil Circuit, Inc.	34,366	675,636
Molex, Inc.	25,721	613,703
TE Connectivity Ltd.	79,619	2,453,061
		9,713,568
Common Stocks - continued
	Shares	Value
INFORMATION TECHNOLOGY - continued
Internet Software & Services - 2.0%
Akamai Technologies, Inc. (a)	33,658	$ 1,086,480
eBay, Inc. (a)	215,517	6,536,631
Google, Inc. Class A (a)	47,389	30,608,555
VeriSign, Inc. (d)	29,838	1,065,813
Yahoo!, Inc. (a)	232,656	3,752,741
		43,050,220
IT Services - 3.8%
Accenture PLC Class A	120,222	6,399,417
Automatic Data Processing, Inc.	91,670	4,951,097
Cognizant Technology Solutions Corp. Class A (a)	56,671	3,644,512
Computer Sciences Corp.	29,086	689,338
Fidelity National Information Services, Inc.	45,502	1,209,898
Fiserv, Inc. (a)	26,422	1,552,028
International Business Machines Corp.	221,085	40,653,110
MasterCard, Inc. Class A	19,998	7,455,654
Paychex, Inc.	60,498	1,821,595
SAIC, Inc. (a)(d)	51,811	636,757
Teradata Corp. (a)	31,401	1,523,263
The Western Union Co.	116,138	2,120,680
Total System Services, Inc.	30,409	594,800
Visa, Inc. Class A	95,399	9,685,860
		82,938,009
Office Electronics - 0.1%
Xerox Corp.	260,184	2,071,065
Semiconductors & Semiconductor Equipment - 2.3%
Advanced Micro Devices, Inc. (a)(d)	109,812	592,985
Altera Corp.	60,188	2,232,975
Analog Devices, Inc.	55,892	1,999,816
Applied Materials, Inc.	244,912	2,623,008
Broadcom Corp. Class A	90,995	2,671,613
First Solar, Inc. (a)	11,024	372,170
Intel Corp.	955,159	23,162,606
KLA-Tencor Corp.	31,263	1,508,440
Linear Technology Corp.	42,725	1,283,032
LSI Corp. (a)	105,699	628,909
Microchip Technology, Inc. (d)	35,852	1,313,259
Micron Technology, Inc. (a)(d)	185,249	1,165,216
Novellus Systems, Inc. (a)	12,491	515,753
NVIDIA Corp. (a)	114,546	1,587,608
Teradyne, Inc. (a)(d)	34,525	470,576
Texas Instruments, Inc.	214,339	6,239,408
Xilinx, Inc.	49,233	1,578,410
		49,945,784
Software - 3.4%
Adobe Systems, Inc. (a)	92,082	2,603,158
Autodesk, Inc. (a)	42,543	1,290,329
BMC Software, Inc. (a)	31,926	1,046,534
CA, Inc.	69,413	1,403,184

	Shares	Value
Citrix Systems, Inc. (a)	34,983	$ 2,124,168
Electronic Arts, Inc. (a)	62,169	1,280,681
Intuit, Inc.	55,758	2,932,313
Microsoft Corp.	1,404,384	36,457,809
Oracle Corp.	738,089	18,931,983
Red Hat, Inc. (a)	36,173	1,493,583
salesforce.com, Inc. (a)(d)	25,511	2,588,346
Symantec Corp. (a)	138,277	2,164,035
		74,316,123
TOTAL INFORMATION TECHNOLOGY		405,849,749
MATERIALS - 3.4%
Chemicals - 2.2%
Air Products & Chemicals, Inc.	39,479	3,363,216
Airgas, Inc.	12,816	1,000,673
CF Industries Holdings, Inc.	12,265	1,778,180
Dow Chemical Co.	221,685	6,375,661
E.I. du Pont de Nemours & Co.	173,309	7,934,086
Eastman Chemical Co.	25,807	1,008,021
Ecolab, Inc.	56,302	3,254,819
FMC Corp.	13,210	1,136,588
International Flavors & Fragrances, Inc.	15,175	795,474
Monsanto Co.	100,432	7,037,270
PPG Industries, Inc.	28,967	2,418,455
Praxair, Inc.	56,229	6,010,880
Sherwin-Williams Co.	16,155	1,442,157
Sigma Aldrich Corp.	22,592	1,411,096
The Mosaic Co.	55,851	2,816,566
		47,783,142
Construction Materials - 0.0%
Vulcan Materials Co.	24,242	953,923
Containers & Packaging - 0.1%
Ball Corp.	30,509	1,089,476
Bemis Co., Inc.	19,317	581,055
Owens-Illinois, Inc. (a)	30,809	597,078
Sealed Air Corp.	36,019	619,887
		2,887,496
Metals & Mining - 0.9%
Alcoa, Inc.	199,642	1,726,903
Allegheny Technologies, Inc.	19,951	953,658
Cliffs Natural Resources, Inc.	26,826	1,672,601
Freeport-McMoRan Copper & Gold, Inc.	177,809	6,541,593
Newmont Mining Corp.	92,818	5,570,008
Nucor Corp.	59,407	2,350,735
Titanium Metals Corp.	15,444	231,351
United States Steel Corp. (d)	27,011	714,711
		19,761,560
Common Stocks - continued
	Shares	Value
MATERIALS - continued
Paper & Forest Products - 0.2%
International Paper Co.	81,986	$ 2,426,786
MeadWestvaco Corp.	32,028	959,239
		3,386,025
TOTAL MATERIALS		74,772,146
TELECOMMUNICATION SERVICES - 3.1%
Diversified Telecommunication Services - 2.8%
AT&T, Inc.	1,111,600	33,614,784
CenturyLink, Inc.	115,851	4,309,657
Frontier Communications Corp.	186,666	961,330
Verizon Communications, Inc.	531,057	21,306,007
Windstream Corp.	109,322	1,283,440
		61,475,218
Wireless Telecommunication Services - 0.3%
American Tower Corp. Class A	73,724	4,424,177
MetroPCS Communications, Inc. (a)	55,042	477,765
Sprint Nextel Corp. (a)(d)	561,956	1,314,977
		6,216,919
TOTAL TELECOMMUNICATION SERVICES		67,692,137
UTILITIES - 3.7%
Electric Utilities - 2.0%
American Electric Power Co., Inc.	90,585	3,742,066
Duke Energy Corp.	249,994	5,499,868
Edison International	61,116	2,530,202
Entergy Corp.	33,036	2,413,280
Exelon Corp.	124,368	5,393,840
FirstEnergy Corp.	78,449	3,475,291
NextEra Energy, Inc.	79,259	4,825,288
Northeast Utilities	33,208	1,197,813
Pepco Holdings, Inc.	42,572	864,212
Pinnacle West Capital Corp.	20,480	986,726
PPL Corp.	108,477	3,191,393
Progress Energy, Inc.	55,337	3,099,979
Southern Co.	161,681	7,484,213
		44,704,171
Gas Utilities - 0.1%
AGL Resources, Inc.	21,896	925,325
ONEOK, Inc.	19,319	1,674,764
		2,600,089
Independent Power Producers & Energy Traders - 0.2%
Constellation Energy Group, Inc.	37,809	1,499,883

	Shares	Value
NRG Energy, Inc. (a)	43,137	$ 781,642
The AES Corp. (a)	120,941	1,431,941
		3,713,466
Multi-Utilities - 1.4%
Ameren Corp.	45,439	1,505,394
CenterPoint Energy, Inc.	79,897	1,605,131
CMS Energy Corp. (d)	47,269	1,043,700
Consolidated Edison, Inc.	54,943	3,408,114
Dominion Resources, Inc.	106,848	5,671,492
DTE Energy Co.	31,748	1,728,679
Integrys Energy Group, Inc.	14,615	791,841
NiSource, Inc. (d)	52,731	1,255,525
PG&E Corp.	76,136	3,138,326
Public Service Enterprise Group, Inc.	94,898	3,132,583
SCANA Corp.	21,645	975,324
Sempra Energy	44,955	2,472,525
TECO Energy, Inc.	40,474	774,672
Wisconsin Energy Corp. (d)	43,381	1,516,600
Xcel Energy, Inc.	90,968	2,514,356
		31,534,262
TOTAL UTILITIES		82,551,988
TOTAL COMMON STOCKS (Cost $1,348,696,325)		2,135,264,476
Nonconvertible Preferred Stocks - 0.0%

CONSUMER DISCRETIONARY - 0.0%
Specialty Retail - 0.0%
Orchard Supply Hardware Stores Corp. Series A (a) (Cost $1)	324	0
U.S. Treasury Obligations - 0.2%
Principal Amount
U.S. Treasury Bills, yield at date of purchase 0.03% 6/7/12 (e) (Cost $3,499,497)	$ 3,500,000	3,499,318
Money Market Funds - 5.0%
	Shares	Value
Fidelity Cash Central Fund, 0.11% (b)	54,860,007	$ 54,860,007
Fidelity Securities Lending Cash Central Fund, 0.13% (b)(c)	54,788,279	54,788,279
TOTAL MONEY MARKET FUNDS (Cost $109,648,286)		109,648,286
TOTAL INVESTMENT PORTFOLIO - 102.4% (Cost $1,461,844,109)		2,248,412,080
NET OTHER ASSETS (LIABILITIES) - (2.4)%		(52,553,345)
NET ASSETS - 100%		$ 2,195,858,735
Futures Contracts
	Expiration Date	Underlying Face Amount at Value	Unrealized Appreciation/(Depreciation)
Purchased
Equity Index Contracts
1 CME E-mini S&P 500 Index Contracts	March 2012	$ 62,630	$ 171
195 CME S&P 500 Index Contracts	March 2012	61,064,250	459,601
TOTAL EQUITY INDEX CONTRACTS		$ 61,126,880	$ 459,772

The face value of futures purchased as a percentage of net assets is 2.8%
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
(e) Security or a portion of the security was pledged to cover margin requirements for futures contracts. At the period end, the value of securities pledged amounted to $3,499,318.
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 35,403
Fidelity Securities Lending Cash Central Fund	407,068
Total	$ 442,471
Other Information

The following is a summary of the inputs used, as of December 31, 2011, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the tables below, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$ 227,878,609	$ 227,876,168	$ -	$ 2,441
Consumer Staples	246,367,538	246,367,538	-	-
Energy	261,955,450	261,955,450	-	-
Financials	286,818,592	286,818,592	-	-
Health Care	253,072,385	253,072,385	-	-
Industrials	228,305,882	228,305,882	-	-
Information Technology	405,849,749	405,849,749	-	-
Materials	74,772,146	74,772,146	-	-
Telecommunication Services	67,692,137	67,692,137	-	-
Utilities	82,551,988	82,551,988	-	-
U.S. Government and Government Agency Obligations	3,499,318	-	3,499,318	-
Money Market Funds	109,648,286	109,648,286	-	-
Total Investments in Securities:	$ 2,248,412,080	$ 2,244,910,321	$ 3,499,318	$ 2,441
Derivative Instruments:
Assets
Futures Contracts	$ 459,772	$ 459,772	$ -	$ -
The following is a reconciliation of Investments in Securities for which Level 3 inputs were used in determining value:
Investments in Securities:
Beginning Balance	$ -
Total Realized Gain (Loss)	-
Total Unrealized Gain (Loss)	-
Cost of Purchases	2,441
Proceeds of Sales	-
Amortization/Accretion	-
Transfers in to Level 3	-
Transfers out of Level 3	-
Ending Balance	$ 2,441
The change in unrealized gain (loss) for the period attributable to Level 3 securities held at December 31, 2011	$ -

The information used in the above reconciliation represents fiscal year to date activity for any Investments in Securities identified as using Level 3 inputs at either the beginning or the end of the current fiscal period. Transfers in or out of Level 3 represent the beginning value of any Security or Instrument where a change in the pricing level occurred from the beginning to the end of the period. The cost of purchases and the proceeds of sales may include securities received or delivered through corporate actions or exchanges. Realized and unrealized gains (losses) disclosed in the reconciliation are included in Net Gain (Loss) on the Fund's Statement of Operations.

Value of Derivative Instruments

The following table is a summary of the Fund's value of derivative instruments by risk exposure as of December 31, 2011. For additional information on derivative instruments, please refer to the Derivative Instruments section in the accompanying Notes to Financial Statements.

Risk Exposure / Derivative Type	Value
	Asset	Liability
Equity Risk
Futures Contracts (a)	$ 459,772	$ -
Total Value of Derivatives	$ 459,772	$ -

(a) Reflects cumulative appreciation/(depreciation) on futures contracts as disclosed on the Schedule of Investments. Only the period end variation margin is separately disclosed on the Statement of Assets and Liabilities.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	December 31, 2011

Assets
Investment in securities, at value (including securities loaned of $53,380,901) - See accompanying schedule: Unaffiliated issuers (cost $1,352,195,823)	$ 2,138,763,794
Fidelity Central Funds (cost $109,648,286)	109,648,286
Total Investments (cost $1,461,844,109)		$ 2,248,412,080
Segregated cash with broker for futures contracts		581,000
Cash		86,734
Receivable for investments sold		340,859
Receivable for fund shares sold		548,630
Dividends receivable		3,227,662
Distributions receivable from Fidelity Central Funds		21,681
Other receivables		54,040
Total assets		2,253,272,686

Liabilities
Payable for fund shares redeemed	$ 2,124,039
Accrued management fee	81,060
Distribution and service plan fees payable	52,524
Payable for daily variation margin on futures contracts	234,239
Other affiliated payables	99,132
Other payables and accrued expenses	34,678
Collateral on securities loaned, at value	54,788,279
Total liabilities		57,413,951

Net Assets		$ 2,195,858,735
Net Assets consist of:
Paid in capital		$ 1,385,103,124
Distributions in excess of net investment income		(371,329)
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		24,099,197
Net unrealized appreciation (depreciation) on investments		787,027,743
Net Assets		$ 2,195,858,735

Statement of Assets and Liabilities - continued

December 31, 2011

Initial Class: Net Asset Value, offering price and redemption price per share ($1,918,592,202 ÷ 14,835,137 shares)	$ 129.33

Service Class: Net Asset Value, offering price and redemption price per share ($37,094,649 ÷ 287,546 shares)	$ 129.00

Service Class 2: Net Asset Value, offering price and redemption price per share ($240,171,884 ÷ 1,872,845 shares)	$ 128.24

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Operations

	Year ended December 31, 2011

Investment Income
Dividends		$ 45,165,004
Interest		4,262
Income from Fidelity Central Funds		442,471
Total income		45,611,737

Expenses
Management fee	$ 1,829,853
Transfer agent fees	419,390
Distribution and service plan fees	644,850
Independent trustees' compensation	12,811
Miscellaneous	6,738
Total expenses before reductions	2,913,642
Expense reductions	(31,744)	2,881,898
Net investment income (loss)		42,729,839
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	29,512,006
Foreign currency transactions	(236)
Futures contracts	(1,096,644)
Total net realized gain (loss)		28,415,126
Change in net unrealized appreciation (depreciation) on: Investment securities	(27,904,262)
Futures contracts	(246,251)
Total change in net unrealized appreciation (depreciation)		(28,150,513)
Net gain (loss)		(264,613)
Net increase (decrease) in net assets resulting from operations		$ 42,994,452

Statement of Changes in Net Assets

	Year ended December 31, 2011	Year ended December 31, 2010
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 42,729,839	$ 38,610,465
Net realized gain (loss)	28,415,126	49,816,060
Change in net unrealized appreciation (depreciation)	(28,150,513)	198,653,430
Net increase (decrease) in net assets resulting from operations	42,994,452	287,079,955
Distributions to shareholders from net investment income	(43,244,270)	(39,528,264)
Distributions to shareholders from net realized gain	(51,595,129)	(38,021,665)
Total distributions	(94,839,399)	(77,549,929)
Share transactions - net increase (decrease)	36,547,032	(19,052,019)
Total increase (decrease) in net assets	(15,297,915)	190,478,007

Net Assets
Beginning of period	2,211,156,650	2,020,678,643
End of period (including distributions in excess of net investment income of $371,329 and distributions in excess of net investment income of $35,740, respectively)	$ 2,195,858,735	$ 2,211,156,650

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Initial Class

Years ended December 31,	2011	2010	2009	2008	2007
Selected Per-Share Data
Net asset value, beginning of period	$ 132.39	$ 119.62	$ 99.19	$ 164.03	$ 161.36
Income from Investment Operations
Net investment income (loss) C	2.58	2.35	2.37	3.03	3.11
Net realized and unrealized gain (loss)	.10	15.13	23.03	(63.32)	5.59
Total from investment operations	2.68	17.48	25.40	(60.29)	8.70
Distributions from net investment income	(2.65)	(2.44)	(2.72)	(3.07)	(6.03)
Distributions from net realized gain	(3.09)	(2.27)	(2.25)	(1.48)	-
Total distributions	(5.74)	(4.71)	(4.97)	(4.55)	(6.03)
Net asset value, end of period	$ 129.33	$ 132.39	$ 119.62	$ 99.19	$ 164.03
Total Return A, B	2.04%	15.02%	26.61%	(37.00)%	5.45%
Ratios to Average Net Assets D, F
Expenses before reductions	.10%	.10%	.10%	.10%	.10%
Expenses net of fee waivers, if any	.10%	.10%	.10%	.10%	.10%
Expenses net of all reductions	.10%	.10%	.10%	.10%	.10%
Net investment income (loss)	1.96%	1.94%	2.31%	2.22%	1.86%
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,918,592	$ 1,931,271	$ 1,767,750	$ 1,525,779	$ 2,626,891
Portfolio turnover rate E	5%	5%	6%	6%	5%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

Financial Highlights - Service Class

Years ended December 31,	2011	2010	2009	2008	2007
Selected Per-Share Data
Net asset value, beginning of period	$ 132.07	$ 119.35	$ 98.99	$ 163.66	$ 160.88
Income from Investment Operations
Net investment income (loss) C	2.44	2.22	2.27	2.88	2.93
Net realized and unrealized gain (loss)	.10	15.09	22.96	(63.14)	5.58
Total from investment operations	2.54	17.31	25.23	(60.26)	8.51
Distributions from net investment income	(2.52)	(2.32)	(2.62)	(2.93)	(5.73)
Distributions from net realized gain	(3.09)	(2.27)	(2.25)	(1.48)	-
Total distributions	(5.61)	(4.59)	(4.87)	(4.41)	(5.73)
Net asset value, end of period	$ 129.00	$ 132.07	$ 119.35	$ 98.99	$ 163.66
Total Return A, B	1.93%	14.91%	26.48%	(37.07)%	5.34%
Ratios to Average Net Assets D, F
Expenses before reductions	.20%	.20%	.20%	.20%	.20%
Expenses net of fee waivers, if any	.20%	.20%	.20%	.20%	.20%
Expenses net of all reductions	.20%	.20%	.20%	.20%	.20%
Net investment income (loss)	1.86%	1.84%	2.21%	2.12%	1.76%
Supplemental Data
Net assets, end of period (000 omitted)	$ 37,095	$ 37,209	$ 32,708	$ 24,340	$ 38,960
Portfolio turnover rate E	5%	5%	6%	6%	5%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Service Class 2

Years ended December 31,	2011	2010	2009	2008	2007
Selected Per-Share Data
Net asset value, beginning of period	$ 131.31	$ 118.71	$ 98.50	$ 162.79	$ 159.90
Income from Investment Operations
Net investment income (loss) C	2.23	2.03	2.11	2.66	2.67
Net realized and unrealized gain (loss)	.11	14.97	22.82	(62.74)	5.54
Total from investment operations	2.34	17.00	24.93	(60.08)	8.21
Distributions from net investment income	(2.32)	(2.13)	(2.47)	(2.73)	(5.32)
Distributions from net realized gain	(3.09)	(2.27)	(2.25)	(1.48)	-
Total distributions	(5.41)	(4.40)	(4.72)	(4.21)	(5.32)
Net asset value, end of period	$ 128.24	$ 131.31	$ 118.71	$ 98.50	$ 162.79
Total Return A, B	1.78%	14.73%	26.30%	(37.16)%	5.17%
Ratios to Average Net Assets D, F
Expenses before reductions	.35%	.35%	.35%	.35%	.35%
Expenses net of fee waivers, if any	.35%	.35%	.35%	.35%	.35%
Expenses net of all reductions	.35%	.35%	.35%	.35%	.35%
Net investment income (loss)	1.71%	1.69%	2.06%	1.97%	1.61%
Supplemental Data
Net assets, end of period (000 omitted)	$ 240,172	$ 242,677	$ 220,221	$ 170,637	$ 269,769
Portfolio turnover rate E	5%	5%	6%	6%	5%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended December 31, 2011

1. Organization.

VIP Index 500 Portfolio (the Fund) is a fund of Variable Insurance Products Fund II (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. Shares of the Fund may only be purchased by insurance companies for the purpose of funding variable annuity or variable life insurance contracts. The Fund offers the following classes of shares: Initial Class shares, Service Class shares, and Service Class 2 shares. All classes have equal rights and voting privileges, except for matters affecting a single class. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but do not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm are available on the SEC web site or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Security Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Fund uses independent pricing services approved by the Board of Trustees to value its investments. When current market prices or quotations are not readily available or reliable, valuations may be determined in good faith in accordance with procedures adopted by the Board of Trustees. Factors used in determining value may include market or security specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The value used for net asset value (NAV) calculation under these procedures may differ from published prices for the same securities.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of December 31, 2011, as well as a roll forward of Level 3 securities, is included at the end of the Fund's Schedule of Investments. Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when significant market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-traded funds (ETFs) and certain indexes as well as quoted prices for similar securities are used and are categorized as Level 2 in the hierarchy in these circumstances. Utilizing these techniques may result in transfers between Level 1 and Level 2. For restricted equity securities and private placements where observable inputs are limited, assumptions about market activity and risk are used and are categorized as Level 3 in the hierarchy.

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Security Valuation - continued

Debt securities, including restricted securities, are valued based on evaluated prices received from independent pricing services or from dealers who make markets in such securities. For U.S. government and government agency obligations, pricing services utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type as well as dealer supplied prices and are generally categorized as Level 2 in the hierarchy. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing matrices which consider similar factors that would be used by independent pricing services. These are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day and are categorized as Level 1 in the hierarchy.

New Accounting Pronouncements. In May 2011, the Financial Accounting Standards Board issued Accounting Standard Update No. 2011-04, Fair Value Measurement (Topic 820) - Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs. The update is effective during interim and annual periods beginning after December 15, 2011 and will result in additional disclosure for transfers between levels as well as expanded disclosure for securities categorized as Level 3 under the fair value hierarchy.

In December 2011, the Financial Accounting Standards Board issued Accounting Standard Update No. 2011-11, Disclosures about Offsetting Assets and Liabilities. The update creates new disclosure requirements requiring entities to disclose both gross and net information for derivatives and other financial instruments that are either offset in the Statement of Assets and Liabilities or subject to an enforceable master netting arrangement or similar agreement. The disclosure requirements are effective for annual reporting periods beginning on or after January 1, 2013. Management is currently evaluating the impact of the update's adoption on the Fund's financial statement disclosures.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan), independent Trustees may elect to defer receipt of a portion of their annual compensation. Deferred amounts are invested in a cross-section of Fidelity funds, are marked-to-market and remain in the Fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees are included in the accompanying Statement of Assets and Liabilities.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company, including distributing substantially all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code. As a result, no provision for income taxes is required. As of December 31, 2011, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund

Annual Report

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. A fund's tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to futures transactions, foreign currency transactions, market discount, deferred trustees compensation and losses deferred due to wash sales and excise tax regulations.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 1,042,469,567
Gross unrealized depreciation	(257,875,631)
Net unrealized appreciation (depreciation) on securities and other investments	$ 784,593,936

Tax Cost	$ 1,463,818,144

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 304,922
Undistributed long-term capital gain	$ 26,228,080
Net unrealized appreciation (depreciation)	$ 784,593,936

The tax character of distributions paid was as follows:

	December 31, 2011	December 31, 2010
Ordinary Income	$ 46,257,668	$ 42,375,701
Long-term Capital Gains	48,581,731	35,174,228
Total	$ 94,839,399	$ 77,549,929

4. Derivative Instruments.

Risk Exposures and the Use of Derivative Instruments. The Fund used derivative instruments (derivatives), including futures contracts, in order to meet its investment objectives. The strategy is to use derivatives to increase returns and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

The Fund's use of derivatives increased or decreased its exposure to the following risk:

Equity Risk

Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

The Fund is also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that the Fund will be unable to sell the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to the Fund. The Fund's maximum risk of loss from counterparty credit risk is generally the aggregate unrealized appreciation and unpaid counterparty payments in excess of any collateral pledged by the counterparty to the Fund. Counterparty risk related to exchange-traded futures contracts is minimal because of the protection provided by the exchange on which they trade. Derivatives involve, to varying degrees, risk of loss in excess of the amounts recognized in the Statement of Assets and Liabilities.

Annual Report

Notes to Financial Statements - continued

4. Derivative Instruments - continued

Futures Contracts. A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a fixed price at a specified future date. The Fund used futures contracts to manage its exposure to the stock market.

Upon entering into a futures contract, a fund is required to deposit either cash or securities (initial margin) with a clearing broker in an amount equal to a certain percentage of the face value of the contract. Futures contracts are marked-to-market daily and subsequent payments (variation margin) are made or received by a fund depending on the daily fluctuations in the value of the futures contracts and are recorded as unrealized appreciation or (depreciation). This receivable and/or payable is included in daily variation margin on futures contracts in the Statement of Assets and Liabilities. Realized gain or (loss) is recorded upon the expiration or closing of a futures contract.

The underlying face amount at value of open futures contracts at period end is shown in the Schedule of Investments under the caption "Futures Contracts." This amount reflects each contract's exposure to the underlying instrument at period end and is representative of activity for the period. Securities deposited to meet initial margin requirements are identified in the Schedule of Investments.

Certain risks arise upon entering into futures contracts, including the risk that an illiquid market limits the ability to close out a futures contract prior to settlement date.

During the period the Fund recognized net realized gain (loss) of $(1,096,644) and a change in net unrealized appreciation (depreciation) of $(246,251) related to its investment in futures contracts. These amounts are included in the Statement of Operations.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $120,362,339 and $160,242,117, respectively.

6. Fees and Other Transactions with Affiliates.

Management Fee and Expense Contracts. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. During the period the Board of Trustees approved an amendment to the management contract, effective September 1, 2011, to reduce the management fee from an annual rate of .10% to .045% of the Fund's average net assets. Under the management contract, FMR pays all other fund-level expenses, except the compensation of the independent Trustees and certain other expenses such as interest expense. In addition, under an expense contract, FMR pays class-level expenses as necessary so that total expenses do not exceed an annual rate of .10% of each class' average net assets, excluding the distribution and service fee for each applicable class, with certain exceptions.

Sub-Adviser. Geode Capital Management, LLC (Geode), serves as sub-adviser for the Fund. Geode provides discretionary investment advisory services to the Fund and is paid by FMR for providing these services.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate 12b-1 Plans for each Service Class of shares. Each Service Class pays Fidelity Distributors Corporation (FDC), an affiliate of FMR, a service fee. For the period, the service fee is based on an annual rate of .10% of Service Class' average net assets and .25% of Service Class 2's average net assets.

For the period, total fees, all of which were re-allowed to insurance companies for the distribution of shares and providing shareholder support services were as follows:

Service Class	$ 37,589
Service Class 2	607,261
$ 644,850

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the transfer, dividend disbursing, and shareholder servicing agent for each class. FIIOC receives asset based fees of .067% of each class's average net assets. In addition, FIIOC receives an asset-based fee of .0045% of average net assets for typesetting, printing and mailing of shareholder reports, except proxy statements. FIIOC voluntarily agreed to waive this fee for the period September 1, 2011 through December 31, 2011. Prior to September 1, 2011, under the expense contract the classes did not pay transfer agent fees. Effective September 1, 2011, as a result of the amendment to the management contract referenced above, each class pays a portion of the transfer agent fees equal to an annual rate of .055% of the class' average net assets.

For the period, transfer agent fees for each class, including printing and out of pocket expenses, were as follows:

	Amount	% of Average Net Assets
Initial Class	$ 366,291.02
Service Class	7,114.02
Service Class 2	45,985.02
	$ 419,390

Annual Report

7. Committed Line of Credit.

The Fund participates with other funds managed by FMR or an affiliate in a $4.0 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $6,738 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, there were no borrowings on this line of credit.

8. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $407,068. During the period, there were no securities loaned to FCM.

9. Expense Reductions.

FMR or its affiliates agreed to waive certain fees during the period as noted in the table below.

Initial Class	$ 27,712
Service Class	538
Service Class 2	3,474
$ 31,724

In addition, through arrangements with the Fund's custodian, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's expenses by $20.

10. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended December 31,	2011	2010
From net investment income
Initial Class	$ 38,255,176	$ 35,017,804
Service Class	707,018	639,120
Service Class 2	4,282,076	3,871,340
Total	$ 43,244,270	$ 39,528,264
From net realized gain
Initial Class	$ 44,996,692	$ 33,213,569
Service Class	869,322	619,294
Service Class 2	5,729,115	4,188,802
Total	$ 51,595,129	$ 38,021,665

11. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended December 31,	2011	2010	2011	2010
Initial Class
Shares sold	1,835,066	1,562,668	$ 243,984,868	$ 191,691,853
Reinvestment of distributions	638,728	564,289	83,251,868	68,231,373
Shares redeemed	(2,226,316)	(2,317,208)	(294,250,679)	(279,458,721)
Net increase (decrease)	247,478	(190,251)	$ 32,986,057	$ (19,535,495)

Annual Report

Notes to Financial Statements - continued

11. Share Transactions - continued

	Shares		Dollars
Years ended December 31,	2011	2010	2011	2010
Service Class
Shares sold	31,831	33,640	$ 4,163,777	$ 4,058,019
Reinvestment of distributions	12,115	10,441	1,576,340	1,258,414
Shares redeemed	(38,138)	(36,392)	(4,956,107)	(4,366,671)
Net increase (decrease)	5,808	7,689	$ 784,010	$ 949,762
Service Class 2
Shares sold	359,331	337,917	$ 46,317,215	$ 40,695,508
Reinvestment of distributions	77,281	67,549	10,011,190	8,060,142
Shares redeemed	(411,858)	(412,564)	(53,551,440)	(49,221,936)
Net increase (decrease)	24,754	(7,098)	$ 2,776,965	$ (466,286)

12. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, FMR or its affiliates were the owners of record of 32% of the total outstanding shares of the Fund.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Variable Insurance Products Fund II and Shareholders of VIP Index 500 Portfolio:

We have audited the accompanying statement of assets and liabilities of VIP Index 500 Portfolio (the Fund), a fund of Variable Insurance Products Fund II, including the schedule of investments, as of December 31, 2011, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2011, by correspondence with the custodians and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of VIP Index 500 Portfolio as of December 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

February 10, 2012

Annual Report

Trustees and Officers

The Trustees, Members of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Except for James C. Curvey, each of the Trustees oversees 226 funds advised by FMR or an affiliate. Mr. Curvey oversees 429 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Members hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Fund's Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. James C. Curvey is an interested person (as defined in the 1940 Act) and currently serves as Acting Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's equity and high income funds and another Board oversees Fidelity's investment-grade bond, money market, and asset allocation funds. The asset allocation funds may invest in Fidelity funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. In addition, the Independent Trustees have worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board. For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity funds' valuation-related activities, reporting and risk management. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of FMR's risk management program for the Fidelity funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Fund's Trustees."

Annual Report

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupations and Other Relevant Experience+
James C. Curvey (76)

Year of Election or Appointment: 2007

Mr. Curvey is Trustee and Acting Chairman of the Board of Trustees of certain Trusts. Mr. Curvey also serves as Trustee (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of Fidelity Investments Money Management, Inc. (2009-present), Director of Fidelity Research & Analysis Co. (2009-present) and Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2007-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University. Previously, Mr. Curvey was the Vice Chairman (2006-2007) and Director (2000-2007) of FMR Corp.

Ronald P. O'Hanley (54)

Year of Election or Appointment: 2011

Mr. O'Hanley is Director of FMR Co., Inc. (2010-present), Director of Fidelity Investments Money Management, Inc. (2010-present), Director of Fidelity Research & Analysis Company (2010-present), President of Fidelity Asset Management and Corporate Services and a member of Fidelity's Executive Committee (2010-present). Previously, Mr. O'Hanley served as President and Chief Executive Officer of BNY Mellon Asset Management (2007-2010). Mr. O'Hanley also served as Vice Chairman of Bank New York Mellon Corp. and a member of that firm's Executive Committee. Prior to the 2007 merger of The Bank of New York and Mellon Financial Corporation, he was Vice Chairman of Mellon Financial Corporation and President and Chief Executive Officer of Mellon Asset Management. He joined Mellon in February 1997. Mr. O'Hanley currently serves as Chairman of the Boston Public Library Foundation Board of Directors and sits on the Board of Directors of Beth Israel Deaconess Medical Center, the Board of Trustees of the Marine Biological Laboratory and the Advisory Board of the Maxwell School of Citizenship and Public Administration at Syracuse University. Mr. O'Hanley also chairs the Council on Asset Management for the Financial Services Roundtable and is a member of the Board of Directors of Institutional Investor's U.S. Institute.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupations and Other Relevant Experience+
Dennis J. Dirks (63)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Mr. Dirks is a member of the Independent Directors Council (IDC) Governing Council (2010-present) and Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (58)

Year of Election or Appointment: 2008

Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (private equity). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of Dave & Buster's, Inc. (restaurant and entertainment complexes, 2010-present), The Hillman Companies, Inc. (hardware wholesalers, 2010-present), and Bristol-Myers Squibb Company (global pharmaceuticals, 2007-present). Mr. Lacy is a member of the Board of Trustees of The National Parks Conservation Association (2006-present). Previously, Mr. Lacy served as Chairman of the Board of Trustees of the National Parks Conservation Association (2008-2011) and as a member of the Board of Directors for the Western Union Company (global money transfer, 2006-2011).

Ned C. Lautenbach (67)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is also a member of the Board of Directors of the Philharmonic Center for the Arts in Naples, Florida (1999-present); a member of the Board of Trustees of Fairfield University (2005-present); and a member of the Council on Foreign Relations (1994-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (67)

Year of Election or Appointment: 2008

Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present) and of Arcadia Resources Inc. (health care services and products, 2007-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007).

Robert W. Selander (61)

Year of Election or Appointment: 2011

Previously, Mr. Selander served as a Member of the Advisory Board of Fidelity's Equity and High Income Funds (2011), Executive Vice Chairman (2010), Chief Executive Officer (2009-2010), and President and Chief Executive Officer (1997-2009) of Mastercard, Inc.

Cornelia M. Small (67)

Year of Election or Appointment: 2005

Ms. Small is a member of the Board of Directors of the Teagle Foundation (2009-present). Ms. Small is also a member of the Investment Committee, and Chair (2008-present) and a member of the Board of Trustees of Smith College. In addition, Ms. Small serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson of the Investment Committee (2002-2008) of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (72)

Year of Election or Appointment: 2001

Mr. Stavropoulos is Vice Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of Univar (global distributor of commodity and specialty chemicals, 2010-present), a Director of Teradata Corporation (data warehousing and technology solutions, 2008-present), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate), Tyco International, Inc. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital (private equity investment, 2005-present). Mr. Stavropoulos is a special advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science.

David M. Thomas (62)

Year of Election or Appointment: 2008

Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). In addition, Mr. Thomas serves as a member of the Board of Directors of Fortune Brands, Inc. (consumer products), and Interpublic Group of Companies, Inc. (marketing communication, 2004-present).

Michael E. Wiley (61)

Year of Election or Appointment: 2008

Mr. Wiley also serves as a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-present). Mr. Wiley serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-present), and a Director of Bill Barrett Corporation (exploration and production, 2005-present). In addition, Mr. Wiley also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-2010), as a Senior Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production, 2001-2005).

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Advisory Board Members and Executive Officers:

Correspondence intended for each executive officer, Edward C. Johnson 3d, and Peter S. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (81)

Year of Election or Appointment: 2011

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR LLC, and also serves as Chairman and Director of FIL Limited. Previously, Mr. Johnson served as a Trustee and Chairman of the Board of certain Fidelity Trusts, Chairman and a Director of FMR, Chairman and a Director of FMR Co., Inc., and President of FMR LLC (2006-2007).

Peter S. Lynch (67)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Lynch is Vice Chairman and a Director of FMR and FMR Co., Inc. In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Kenneth B. Robins (42)

Year of Election or Appointment: 2008

President and Treasurer of Fidelity's Equity and High Income Funds. Mr. Robins also serves as President and Treasurer (2010-present) and Assistant Treasurer (2009-present) of other Fidelity funds and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Deputy Treasurer of the Fidelity funds (2005-2008) and Treasurer and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2006-2008).

Brian B. Hogan (47)

Year of Election or Appointment: 2009

Vice President of Equity and High Income Funds. Mr. Hogan also serves as President of FMR's Equity Division (2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Thomas C. Hense (47)

Year of Election or Appointment: 2008 or 2010

Vice President of Fidelity's High Income (2008), Small Cap (2008), and Value (2010) Funds. Previously, Mr. Hense served as a portfolio manager for Fidelity's Institutional Money Management Group (Pyramis) (2003-2008).

Scott C. Goebel (43)

Year of Election or Appointment: 2008

Secretary and Chief Legal Officer (CLO) of the Fidelity funds. Mr. Goebel also serves as Secretary of Fidelity Investments Money Management, Inc. (FIMM) (2010-present) and Fidelity Research and Analysis Company (FRAC) (2010-present); Secretary and CLO of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-present); General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); employed by FMR LLC or an affiliate (2001-present); Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present), and Fidelity Management & Research (U.K.) Inc. (2008-present). Previously, Mr. Goebel served as Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and the Funds (2007-2008) and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

William C. Coffey (42)

Year of Election or Appointment: 2009

Assistant Secretary of Fidelity's Equity and High Income Funds. Mr. Coffey also serves as Senior Vice President and Deputy General Counsel of FMR LLC (2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Holly C. Laurent (57)

Year of Election or Appointment: 2008

Anti-Money Laundering (AML) Officer of the Fidelity funds. Ms. Laurent also serves as AML Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-present) and is an employee of Fidelity Investments. Previously, Ms. Laurent was Senior Vice President and Head of Legal for Fidelity Business Services India Pvt. Ltd. (2006-2008), and Senior Vice President, Deputy General Counsel and Group Head for FMR LLC (2005-2006).

Christine Reynolds (53)

Year of Election or Appointment: 2008

Chief Financial Officer of the Fidelity funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. Ms. Reynolds served as Chief Operating Officer of FPCMS (2007-2008). Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007).

Kenneth A. Rathgeber (64)

Year of Election or Appointment: 2004

Chief Compliance Officer of Fidelity's Equity and High Income Funds. Mr. Rathgeber is Chief Compliance Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present), Fidelity Management & Research (Japan) Inc. (2008-present), FMR (2005-present), FMR Co., Inc. (2005-present), Fidelity Management & Research (U.K.) Inc. (2005-present), Fidelity Research & Analysis Company (2005-present), Fidelity Investments Money Management, Inc. (2005-present), Pyramis Global Advisors, LLC (2005-present), and Strategic Advisers, Inc. (2005-present).

Jeffrey S. Christian (50)

Year of Election or Appointment: 2009

Deputy Treasurer of the Fidelity funds. Mr. Christian is an employee of Fidelity Investments. Previously, Mr. Christian served as Chief Financial Officer (2008-2009) of certain Fidelity funds and Senior Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (2004-2009).

Joseph F. Zambello (54)

Year of Election or Appointment: 2011

Deputy Treasurer of the Fidelity funds. Mr. Zambello is an employee of Fidelity Investments. Previously, Mr. Zambello served as Vice President of FMR's Program Management Group (2009-2011) and Vice President of the Transfer Agent Oversight Group (2005-2009).

Adrien E. Deberghes (44)

Year of Election or Appointment: 2008

Deputy Treasurer of Fidelity's Equity and High Income Funds. Mr. Deberghes also serves as Vice President and Assistant Treasurer of Fidelity Rutland Square Trust II and Fidelity Commonwealth Trust II (2011-present), Assistant Treasurer of other Fidelity funds (2010-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (42)

Year of Election or Appointment: 2010

Assistant Treasurer of Fidelity's Equity and High Income Funds. Ms. Dorsey also serves as Deputy Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments (2008-present). Previously, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

John R. Hebble (53)

Year of Election or Appointment: 2009

Assistant Treasurer of Fidelity's Equity and High Income Funds. Mr. Hebble also serves as President (2011-present), Treasurer, and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-present), President and Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments.

Gary W. Ryan (53)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Ryan is an employee of Fidelity Investments. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

Jonathan Davis (43)

Year of Election or Appointment: 2010

Assistant Treasurer of the Fidelity funds. Mr. Davis is also Assistant Treasurer of Fidelity Rutland Square Trust II and Fidelity Commonwealth Trust II. Mr. Davis is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (2003-2010).

Annual Report

Distributions (Unaudited)

The Board of Trustees of VIP Index 500 Portfolio voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities:

	Pay Date	Record Date	Capital Gains
Initial Class	02/03/2012	02/03/2012	$1.557

Service Class	02/03/2012	02/03/2012	$1.557

Service Class 2	02/03/2012	02/03/2012	$1.557

The fund hereby designates as a capital gain dividend with respect to the taxable year ended December 31, 2011, $26,269,863, or, if subsequently determined to be different, the net capital gain of such year.

Initial Class designates 51% and 98%; Service Class designates 51% and 100%; and Service Class 2 designates 51% and 100% of the dividends distributed in February and December as qualifying for the dividends-received deduction for corporate shareholders.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

VIP Index 500 Portfolio

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and considers at each of its meetings factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees, each composed of Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to the Fidelity funds.

At its July 2011 meeting, the Board of Trustees, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; (iv) the extent to which economies of scale would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts is in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts is fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Nature, Extent, and Quality of Services Provided. The Board considered the staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the backgrounds of the fund's investment personnel and the fund's investment objective and discipline. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund.

Resources Dedicated to Investment Management and Support Services. The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of the Investment Advisers' investment staff, including its size, education, experience, and resources, as well as the Investment Advisers' approach to recruiting, training, managing, and compensating investment personnel. The Board also noted that FMR has devoted increased resources to non-U.S. offices.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the investment adviser's supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers, with 35 new branches opening since 2010.

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including (i) continuing to dedicate additional resources to investment research and support of the senior management team that oversees asset management; (ii) rationalizing product lines through the mergers of six funds into other funds; (iii) continuing to migrate the Freedom Funds to dedicated lower cost underlying funds; (iv) obtaining shareholder approval to broaden the investment strategies for Fidelity Consumer Finance Portfolio, Fidelity Emerging Asia Fund, and Fidelity Environment and Alternative Energy Portfolio; (v) contractually agreeing to reduce the management fees and impose other expense limitations on Spartan 500 Index Fund and U.S. Bond Index Fund in connection with launching new institutional classes of these funds; (vi) changing the name, primary and supplemental benchmarks, and investment policies of Fidelity Global Strategies Fund to support the fund's flexible investment mandate and global orientation; and (vii) reducing the transfer agency account fee rates on certain accounts.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees - continued

Investment Performance. The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund's absolute investment performance for each class, as well as the fund's relative investment performance for each class measured over multiple periods against (i) a broad-based securities market index, and (ii) a peer group of mutual funds deemed appropriate by Fidelity and reviewed by the Board. The following charts considered by the Board show, over the one-, three-, and five-year periods ended December 31, 2010, the cumulative total returns of Initial Class and Service Class 2 of the fund, the cumulative total returns of a broad-based securities market index ("benchmark"), and a range of cumulative total returns of a peer group of mutual funds identified by Lipper Inc. as having an investment objective similar to that of the fund. The returns of Initial Class and Service Class 2 show the performance of the highest and lowest performing classes, respectively (based on five-year performance). The box within each chart shows the 25th percentile return (bottom of box) and the 75th percentile return (top of box) of the peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten numbers noted below each chart correspond to the percentile box and represent the percentage of funds in the peer group whose performance was equal to or lower than that of the class indicated.

VIP Index 500 Portfolio

The Board reviewed the fund's relative investment performance against its peer group and noted that the performance of Initial Class of the fund was in the first quartile for all the periods shown. The Board also noted that the investment performance of Initial Class of the fund compared favorably to its benchmark for the three- and five-year periods, although the fund's one-year total return was lower than its benchmark. The Board considered that the variations in performance among the fund's classes reflect the variations in class expenses, which result in lower performance for higher expense classes. The Board also reviewed the fund's performance since inception as well as performance in the current year.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should benefit the fund's shareholders.

Competitiveness of Management Fee and Total Expense Ratio. The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

Management Fee. The Board considered two proprietary management fee comparisons for the 12-month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group is broader than the Lipper peer group used by the Board for performance comparisons because the Total Mapped Group combines several Lipper investment objective categories while the Lipper peer group does not. The Total Mapped Group comparison focuses on a fund's standing relative to the total universe of comparable funds available to investors in terms of gross management fees before expense reimbursements or caps. "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 0% means that 100% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked, is also included in the chart and considered by the Board. For a more meaningful comparison of management fees, the fund is compared on the basis of a hypothetical "net management fee," which is derived by subtracting payments made by FMR for "fund-level" non-management expenses (including pricing and bookkeeping fees and non-affiliated custody fees) from the fund's management fee. In this regard, the Board realizes that net management fees can vary from year to year because of differences in "fund-level" non-management expenses. The Board noted, however, that FMR does not pay transfer agent fees or other "class-level" expenses (including 12b-1 fees, if applicable) under the fund's management contract.

Annual Report

VIP Index 500 Portfolio

The Board noted that the fund's hypothetical net management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2010.

Furthermore, the Board considered that, in July 2011, after the periods shown in the chart above, it had approved an amended and restated management contract (effective September 1, 2011) that lowered the fund's management fee from 10 basis points to 4.5 basis points. The Board also considered that it had approved an amended and restated sub-advisory contract for the fund with Geode Capital Management, LLC (Geode) that lowered the sub-advisory fees that FMR pays Geode.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio. In its review of each class's total expense ratio, the Board considered the fund's hypothetical net management fee as well as the fund's gross management fee. The Board also considered other "fund-level" expenses, such as pricing and bookkeeping fees and custodial, legal, and audit fees. The Board also considered other "class-level" expenses, such as transfer agent fees and fund-paid 12b-1 fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses. As part of its review, the Board also considered the current and historical total expense ratios of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board also considered that the current contractual arrangements for the fund (i) have the effect of setting the total "fund-level" expenses (including, among other expenses, the management fee) at 10 basis points, and (ii) limit the total expenses of the fund's existing classes of shareholders to 10 basis points for Initial Class, 20 basis points for Service Class, and 35 basis points for Service Class 2. These contractual expense limits may not be increased without the approval of the Board and the shareholders of the applicable class.

The Board noted that the total expense ratio of each class ranked below its competitive median for 2010. The Board considered that various factors, including 12b-1 fees, positive or negative performance adjustments, and relatively higher other expenses in the case of small fund size, can affect total expense ratios. The Board also noted that Investor Class has higher transfer agent fees than traditional variable annuity classes because it is designed for lower cost annuity products, where the majority of servicing costs are incorporated into the funds' total expense ratios rather than being paid at the annuity level.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees - continued

Fees Charged to Other Fidelity Clients. The Board also considered Fidelity fee structures and other information with respect to clients of FMR and its affiliates, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients. In March 2010, the Board created an ad hoc joint committee with the board of other Fidelity funds (the Committee) to review and compare Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the total expense ratio of each class of the fund was reasonable in light of the services that the fund and its shareholders receive and the other factors considered, including the findings of the Committee.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive in the circumstances.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions. The Board also noted that in 2009, it and the board of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether FMR attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that any potential economies of scale are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including (i) fund performance trends, actions to be taken by FMR to improve certain funds' overall performance, and Fidelity's long-term strategies for certain funds; (ii) portfolio manager changes that have occurred during the past year and length of portfolio manager tenure for different categories of funds over time; (iii) Fidelity's compensation structure for portfolio managers and other key personnel and strategies for attracting and retaining non-investment personnel; (iv) the amount of the investment that each portfolio manager has made in the Fidelity fund(s) that he or she manages; (v) historical trends in Fidelity's realization of fall-out benefits; (vi) Fidelity's group fee structures and the rationale for the individual fee rates of certain funds; (vii) fund profitability methodology and the impact of certain factors on fund profitability results; (viii) trends regarding industry use of performance fee structures and Fidelity's compliance practices with respect to performance adjustment calculations; (ix) the fee structures in place for certain other Fidelity clients; and (x) explanations regarding the relative total expense ratios of certain funds and classes, total expense competitive trends, and actions that might be taken by FMR to reduce total expense ratios for certain funds and classes.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Investment Adviser

Fidelity Management & Research Company
Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Geode Capital Management, LLC

General Distributor

Fidelity Distributors Corporation
Boston, MA

Transfer and Service Agents

Fidelity Investments Institutional Operations Company, Inc.
Boston, MA

Fidelity Service Company, Inc.
Boston, MA

Custodian

The Bank of New York Mellon
New York, NY

VIPIDX-ANN-0212
1.540028.114

Fidelity® Variable Insurance Products:

Disciplined Small Cap Portfolio

Annual Report

December 31, 2011

Contents

Performance	(Click Here)	How the fund has done over time.
Management's Discussion of Fund Performance	(Click Here)	The Portfolio Manager's review of fund performance and strategy.
Shareholder Expense Example	(Click Here)	An example of shareholder expenses.
Investment Changes	(Click Here)	A summary of major shifts in the fund's investments over the past six months.
Investments	(Click Here)	A complete list of the fund's investments with their market values.
Financial Statements	(Click Here)	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	(Click Here)	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	(Click Here)
Trustees and Officers	(Click Here)
Distributions	(Click Here)
Board Approval of Investment Advisory Contracts and Management Fees	(Click Here)

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Fidelity Variable Insurance Products are separate account options which are purchased through a variable insurance contract.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. Performance numbers are net of all underlying fund operating expenses, but do not include any insurance charges imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total returns would have been lower. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended December 31, 2011	Past 1 year	Past 5 years	Life of fund A
VIP Disciplined Small Cap Portfolio - Initial Class	-1.36%	-0.40%	2.13%
VIP Disciplined Small Cap Portfolio - Service Class	-1.41%	-0.51%	2.02%
VIP Disciplined Small Cap Portfolio - Service Class 2	-1.58%	-0.68%	1.85%
VIP Disciplined Small Cap Portfolio - Investor Class	-1.35%	-0.49%	2.04%

A From December 27, 2005.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in VIP Disciplined Small Cap Portfolio - Initial Class on December 27, 2005, when the fund started. The chart shows how the value of your investment would have changed, and also shows how the Russell 2000® Index performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Market Recap: Extreme market volatility took center stage during the 12 months ending December 31, 2011, stealing the spotlight from signs of progress in the global economy. Early in the year, aggressive monetary stimulus by the U.S. federal government, improving credit-market conditions and solid corporate earnings buoyed most major asset classes. As the period progressed, however, fresh worries about sovereign debt in Europe, inflation in China, gridlock over raising the debt ceiling in the U.S. - along with Standard & Poor's early-August downgrade of the nation's long-term sovereign credit rating - and a dimmed outlook for global growth punctured investor confidence and ignited market instability. Domestic equities, as measured by the broad-based S&P 500® Index, gained 2.11%, easily outpacing the 13.61% decline of MSCI® ACWI® (All Country World Index) ex USA Index, a proxy for foreign stocks. Within the MSCI index, emerging markets declined the most (-18%), with investments here generally held back by a stronger U.S. dollar. The U.K. (-3%) fared better than the rest of Europe (-15%), which was the second-worst-performing index component. Bolstered by periodic flights to quality, U.S. investment-grade bonds posted a 7.84% advance, as reflected by the Barclays Capital® U.S. Aggregate Bond Index, outperforming the 4.37% gain of high-yield securities, as represented by The BofA Merrill LynchSM US High Yield Constrained Index. Hampered by financial woes in Europe, the sovereign debt of major developed markets outside the U.S. rose 4.86%, according to the Citigroup® Non-USD Group-of-Seven (G7) Equal Weighted Index, while the JPMorgan Emerging Markets Bond Index Global (EMBI Global) advanced 8.46%, despite the currency head wind.

Comments from Maximilian Kaufmann, Portfolio Manager of the Geode Capital Management, LLC, investment management team for VIP Disciplined Small Cap Portfolio: For the year, the fund's share classes lost modest ground but significantly outpaced the Russell 2000® Index. (For specific portfolio results, please refer to the performance section of this report.) Security selection in the consumer discretionary, information technology, financials and energy sectors had the greatest positive impact on the fund's relative performance, while stock picking in materials and, to a lesser extent, telecommunication services, hampered results the most. On an individual basis, Domino's Pizza, whose shares more than doubled during 2011, was the top contributor. The pizza chain's stock rose in part on better-than-expected profits and strong international same-store sales. PriceSmart, a U.S.-based membership warehouse club with a dominant presence in Central America, also added significant value. Other notable contributors included solar-energy semiconductor manufacturer GT Solar International (which changed its name in August to GT Advanced Technologies); Hercules Offshore, a provider of energy drilling services; wireless-communications equipment maker Powerwave Technologies; and Buckeye Technologies, a materials company specializing in cellulose-based products. On the negative side, mining stocks Golden Star Resources and Hecla Mining were disappointments, while shares of for-profit higher education company Lincoln Educational Services declined after the company cut its revenue forecast for 2011. Five Star Quality Care, an operator of assisted-living centers, underperformed, as did Global Sources, a Bermuda-based media and marketing firm, and Global Crossing, a telecommunications-network operator acquired by Level 3 Communications in October. Some of the stocks I've mentioned in this update were no longer held at period end.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2011 to December 31, 2011).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. The estimate of expenses does not include any fees or other expenses of any variable annuity or variable life insurance product. If they were, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The estimate of expenses does not include any fees or other expenses of any variable annuity or variable life insurance product. If they were, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Annualized Expense Ratio	Beginning Account Value July 1, 2011	Ending Account Value December 31, 2011	Expenses Paid During Period* July 1, 2011 to December 31, 2011
Initial Class	.92%
Actual		$ 1,000.00	$ 912.70	$ 4.44
HypotheticalA		$ 1,000.00	$ 1,020.57	$ 4.69
Service Class	1.02%
Actual		$ 1,000.00	$ 911.60	$ 4.91
HypotheticalA		$ 1,000.00	$ 1,020.06	$ 5.19
Service Class 2	1.25%
Actual		$ 1,000.00	$ 911.40	$ 6.02
HypotheticalA		$ 1,000.00	$ 1,018.90	$ 6.36
Investor Class	.99%
Actual		$ 1,000.00	$ 912.70	$ 4.77
HypotheticalA		$ 1,000.00	$ 1,020.21	$ 5.04

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Annual Report

Investment Changes (Unaudited)

Top Ten Stocks as of December 31, 2011
	% of fund's net assets	% of fund's net assets 6 months ago
Alaska Air Group, Inc.	0.8	0.6
Rent-A-Center, Inc.	0.8	0.4
ViroPharma, Inc.	0.8	0.5
Centene Corp.	0.7	0.3
Domino's Pizza, Inc.	0.7	0.5
Hexcel Corp.	0.7	0.0
Curtiss-Wright Corp.	0.7	0.5
Nu Skin Enterprises, Inc. Class A	0.7	0.3
Cleco Corp.	0.7	0.6
Wellcare Health Plans, Inc.	0.7	0.6
	7.3
Top Five Market Sectors as of December 31, 2011
	% of fund's net assets	% of fund's net assets 6 months ago
Financials	19.9	18.2
Information Technology	16.5	19.7
Consumer Discretionary	14.4	13.1
Industrials	13.9	12.9
Health Care	11.0	11.6
Asset Allocation (% of fund's net assets)
As of December 31, 2011*		As of June 30, 2011**
	Stocks and Equity Futures 100.0%		Stocks and Equity Futures 99.9%
	Short-Term Investments and Net Other Assets 0.0%		Short-Term Investments and Net Other Assets 0.1%
* Foreign investments	3.1%	** Foreign investments	2.5%

Annual Report

Investments December 31, 2011

Showing Percentage of Net Assets

Common Stocks - 96.9%
	Shares	Value
CONSUMER DISCRETIONARY - 14.4%
Auto Components - 0.7%
Dana Holding Corp. (a)	26,297	$ 319,509
Standard Motor Products, Inc.	11,570	231,979
		551,488
Distributors - 0.0%
Core-Mark Holding Co., Inc.	203	8,039
VOXX International Corp. (a)	3,300	27,885
		35,924
Diversified Consumer Services - 0.5%
Capella Education Co. (a)	737	26,569
Lincoln Educational Services Corp.	22,253	175,799
Sotheby's Class A (Ltd. vtg.)	5,150	146,930
		349,298
Hotels, Restaurants & Leisure - 3.6%
AFC Enterprises, Inc. (a)	1,779	26,151
Ameristar Casinos, Inc.	17,317	299,411
Biglari Holdings, Inc. (a)	470	173,073
Bob Evans Farms, Inc.	11,275	378,164
Carrols Restaurant Group, Inc. (a)	3,229	37,360
CEC Entertainment, Inc.	1,400	48,230
DineEquity, Inc. (a)	1,625	68,591
Domino's Pizza, Inc. (a)(d)	16,314	553,860
Krispy Kreme Doughnuts, Inc. (a)	8,872	58,023
Multimedia Games Holdng Co., Inc. (a)	1,365	10,838
Papa John's International, Inc. (a)	8,189	308,562
Ruth's Hospitality Group, Inc. (a)	12,747	63,353
Scientific Games Corp. Class A (a)	16,479	159,846
Shuffle Master, Inc. (a)	1,453	17,029
Sonic Corp. (a)	37,629	253,243
The Cheesecake Factory, Inc. (a)	8,088	237,383
		2,693,117
Household Durables - 1.7%
American Greetings Corp. Class A	23	288
Blyth, Inc.	4,154	235,947
Helen of Troy Ltd. (a)	9,632	295,702
iRobot Corp. (a)(d)	4,875	145,519
Libbey, Inc. (a)	5,276	67,216
Tempur-Pedic International, Inc. (a)(d)	5,260	276,308
Tupperware Brands Corp.	5,085	284,607
		1,305,587
Leisure Equipment & Products - 1.4%
Arctic Cat, Inc. (a)	12,248	276,192
Brunswick Corp.	5,605	101,226
Leapfrog Enterprises, Inc. Class A (a)	3,150	17,609
Polaris Industries, Inc.	6,536	365,885
Smith & Wesson Holding Corp. (a)	1,846	8,049
Steinway Musical Instruments, Inc. (a)	642	16,076
Sturm, Ruger & Co., Inc.	8,250	276,045
		1,061,082

	Shares	Value
Media - 0.4%
Digital Generation, Inc. (a)(d)	13,192	$ 157,249
Global Sources Ltd. (a)	36,571	177,369
Valassis Communications, Inc. (a)	3	58
		334,676
Specialty Retail - 5.1%
Aeropostale, Inc. (a)(d)	16,712	254,858
America's Car Mart, Inc. (a)(d)	1,867	73,149
Barnes & Noble, Inc.	43	623
bebe Stores, Inc.	10,900	90,797
Big 5 Sporting Goods Corp.	1,500	15,660
Build-A-Bear Workshop, Inc. (a)	723	6,117
Conn's, Inc. (a)	12,318	136,730
Express, Inc.	17,523	349,409
Finish Line, Inc. Class A (d)	20,371	392,855
GNC Holdings, Inc.	10,335	299,198
Group 1 Automotive, Inc.	3,590	185,962
Kirkland's, Inc. (a)	429	5,706
Pier 1 Imports, Inc. (a)(d)	36,316	505,882
Rent-A-Center, Inc.	15,698	580,826
Select Comfort Corp. (a)(d)	17,976	389,899
Stein Mart, Inc.	6,816	46,417
Systemax, Inc. (a)	1,715	28,143
The Cato Corp. Class A (sub. vtg.)	13,325	322,465
Tractor Supply Co.	3,069	215,290
		3,899,986
Textiles, Apparel & Luxury Goods - 1.0%
Crocs, Inc. (a)	6,014	88,827
Fossil, Inc. (a)	857	68,012
Iconix Brand Group, Inc. (a)(d)	19,174	312,344
Movado Group, Inc.	13,868	251,982
		721,165
TOTAL CONSUMER DISCRETIONARY		10,952,323
CONSUMER STAPLES - 4.4%
Beverages - 0.2%
Coca-Cola Bottling Co. CONSOLIDATED	2,268	132,791
National Beverage Corp.	1,025	16,472
		149,263
Food & Staples Retailing - 1.5%
Andersons, Inc.	1,725	75,314
Casey's General Stores, Inc.	4,141	213,303
Ingles Markets, Inc. Class A	500	7,530
PriceSmart, Inc. (d)	1,675	116,563
Rite Aid Corp. (a)	40,863	51,487
Ruddick Corp.	11,976	510,657
Spartan Stores, Inc.	2,399	44,382
Susser Holdings Corp. (a)	2,133	48,248
The Pantry, Inc. (a)	1,118	13,382
Common Stocks - continued
	Shares	Value
CONSUMER STAPLES - continued
Food & Staples Retailing - continued
Village Super Market, Inc. Class A	1	$ 28
Winn-Dixie Stores, Inc. (a)(d)	7,334	68,793
		1,149,687
Food Products - 1.7%
B&G Foods, Inc. Class A	19,702	474,227
Darling International, Inc. (a)(d)	20,556	273,189
Fresh Del Monte Produce, Inc.	12,807	320,303
Seneca Foods Corp. Class A (a)	458	11,826
Smart Balance, Inc. (a)	34,131	182,942
		1,262,487
Personal Products - 1.0%
Elizabeth Arden, Inc. (a)	4,832	178,977
Nature's Sunshine Products, Inc. (a)	3,648	56,617
Nu Skin Enterprises, Inc. Class A (d)	10,865	527,713
Nutraceutical International Corp. (a)	600	6,792
Schiff Nutrition International, Inc. (a)	2,672	28,590
		798,689
TOTAL CONSUMER STAPLES		3,360,126
ENERGY - 6.3%
Energy Equipment & Services - 2.8%
Bristow Group, Inc.	3,021	143,165
Complete Production Services, Inc. (a)	2,236	75,040
Gulf Island Fabrication, Inc.	5,757	168,162
Helix Energy Solutions Group, Inc. (a)(d)	28,815	455,277
Hercules Offshore, Inc. (a)(d)	50,330	223,465
Newpark Resources, Inc. (a)(d)	44,017	418,162
OYO Geospace Corp. (a)	3,804	294,163
RigNet, Inc.	7,990	133,753
Tesco Corp. (a)	12,055	152,375
TETRA Technologies, Inc. (a)	4,915	45,906
		2,109,468
Oil, Gas & Consumable Fuels - 3.5%
Alon USA Energy, Inc.	17,562	152,965
Callon Petroleum Co. (a)	15,753	78,292
CAMAC Energy, Inc. (a)(d)	13,092	13,223
Cloud Peak Energy, Inc. (a)(d)	15,091	291,558
Crosstex Energy, Inc.	13,511	170,779
CVR Energy, Inc. (a)	20,480	383,590
Delek US Holdings, Inc.	8	91
Golar LNG Ltd. (NASDAQ)	5,987	266,122
Petroquest Energy, Inc. (a)(d)	9,112	60,139
Rex American Resources Corp. (a)	4,281	94,653
Stone Energy Corp. (a)(d)	13,886	366,313
Targa Resources Corp.	2,700	109,863
Vaalco Energy, Inc. (a)(d)	50,271	303,637

	Shares	Value
Warren Resources, Inc. (a)(d)	21,091	$ 68,757
Western Refining, Inc.	22,394	297,616
		2,657,598
TOTAL ENERGY		4,767,066
FINANCIALS - 19.9%
Capital Markets - 1.2%
American Capital Ltd. (a)	49,446	332,772
Arlington Asset Investment Corp.	3,590	76,575
Artio Global Investors, Inc. Class A	6,518	31,808
Gleacher & Co., Inc. (a)	20,504	34,447
Kohlberg Capital Corp.	8,831	55,724
Medallion Financial Corp.	1,963	22,339
Prospect Capital Corp.	165	1,533
SWS Group, Inc.	1,694	11,638
TICC Capital Corp.	13,103	113,341
Triangle Capital Corp.	11,287	215,807
		895,984
Commercial Banks - 4.6%
Alliance Financial Corp.	1,836	56,696
American National Bankshares, Inc.	2,172	42,332
BancFirst Corp.	1,406	52,781
Banco Latin Americano de Exporaciones SA (BLADEX) Series E	20,068	322,091
Bank of Marin Bancorp	1,486	55,859
Bank of the Ozarks, Inc.	9,520	282,078
Banner Bank	19,995	342,914
BBCN Bancorp, Inc. (a)	2,976	28,123
Boston Private Financial Holdings, Inc.	5,604	44,496
Central Pacific Financial Corp. (a)	5,069	65,491
Citizens & Northern Corp.	3,781	69,835
Columbia Banking Systems, Inc.	1,087	20,946
Community Bank System, Inc.	2,709	75,310
Eagle Bancorp, Inc., Maryland (a)	4,219	61,344
Financial Institutions, Inc.	411	6,634
First Interstate Bancsystem, Inc.	1,293	16,848
First Merchants Corp.	7,440	63,017
Hanmi Financial Corp. (a)	17,430	128,982
MainSource Financial Group, Inc.	2,696	23,806
Merchants Bancshares, Inc.	8,818	257,486
National Penn Bancshares, Inc.	5,561	46,935
Old National Bancorp, Indiana	16,772	195,394
Pacific Capital Bancorp NA (a)	9,859	278,418
Park Sterling Corp. (a)	1,480	6,038
PrivateBancorp, Inc.	13,908	152,710
Prosperity Bancshares, Inc.	1,167	47,088
Republic Bancorp, Inc., Kentucky Class A	11,204	256,572
SCBT Financial Corp.	957	27,763
Southside Bancshares, Inc.	3,042	65,890
Southwest Bancorp, Inc., Oklahoma (a)	3,460	20,622
State Bank Financial Corp. (a)	7,683	116,090
Sterling Financial Corp., Washington (a)	540	9,018
Common Stocks - continued
	Shares	Value
FINANCIALS - continued
Commercial Banks - continued
Susquehanna Bancshares, Inc.	2,644	$ 22,157
Tompkins Financial Corp.	12	462
Washington Banking Co., Oak Harbor	381	4,538
Washington Trust Bancorp, Inc.	4,082	97,397
WesBanco, Inc.	6,328	123,206
		3,487,367
Consumer Finance - 2.9%
Advance America Cash Advance Centers, Inc. (d)	42,928	384,206
Cash America International, Inc. (d)	7,993	372,714
Credit Acceptance Corp. (a)	3,382	278,271
EZCORP, Inc. (non-vtg.) Class A (a)	13,175	347,425
First Cash Financial Services, Inc. (a)(d)	6,899	242,086
Nelnet, Inc. Class A	19,104	467,475
Nicholas Financial, Inc.	172	2,205
World Acceptance Corp. (a)	1,772	130,242
		2,224,624
Diversified Financial Services - 0.7%
Compass Diversified Holdings	4,202	52,063
Encore Capital Group, Inc. (a)	8,091	172,015
MarketAxess Holdings, Inc.	7,041	212,005
PHH Corp. (a)	5,017	53,682
Vector Capital Corp. rights	5,673	0
		489,765
Insurance - 1.4%
Amerisafe, Inc. (a)	473	10,997
Amtrust Financial Services, Inc.	3,571	84,811
Employers Holdings, Inc.	1,558	28,184
FBL Financial Group, Inc. Class A (d)	10,511	357,584
First American Financial Corp.	3,888	49,261
Flagstone Reinsurance Holdings Ltd.	11,853	98,261
Horace Mann Educators Corp.	1,512	20,730
Maiden Holdings Ltd.	37,534	328,798
Primerica, Inc.	979	22,752
ProAssurance Corp.	714	56,991
Symetra Financial Corp.	3,188	28,915
		1,087,284
Real Estate Investment Trusts - 8.2%
Alexanders, Inc.	768	284,183
American Capital Mortgage Investment Corp.	249	4,686
Anworth Mortgage Asset Corp.	61,186	384,248
Capstead Mortgage Corp.	33,681	418,992
CBL & Associates Properties, Inc.	26,250	412,125
Crexus Investment Corp.	26,990	280,156
CubeSmart	18,600	197,904
Dynex Capital, Inc.	13,673	124,834
Education Realty Trust, Inc.	10,200	104,346
Equity Lifestyle Properties, Inc.	7,255	483,836
Extra Space Storage, Inc.	10,467	253,615

	Shares	Value
Hatteras Financial Corp.	1,001	$ 26,396
Highwoods Properties, Inc. (SBI)	12,715	377,254
Home Properties, Inc. (d)	8,420	484,739
LTC Properties, Inc.	13,249	408,864
MFA Financial, Inc.	67,372	452,740
Mid-America Apartment Communities, Inc.	3,396	212,420
Mission West Properties, Inc.	9,055	81,676
National Health Investors, Inc.	1,729	76,041
NorthStar Realty Finance Corp. (d)	11,720	55,904
Pennymac Mortgage Investment Trust	9,126	151,674
PS Business Parks, Inc.	6,943	384,850
RAIT Financial Trust (d)	21,300	101,175
RLJ Lodging Trust	3,022	50,860
Sabra Health Care REIT, Inc.	1,511	18,268
Saul Centers, Inc.	4,475	158,505
Universal Health Realty Income Trust (SBI)	1,156	45,084
Urstadt Biddle Properties, Inc. Class A	1,704	30,808
Winthrop Realty Trust	11,897	120,992
		6,187,175
Thrifts & Mortgage Finance - 0.9%
BofI Holding, Inc. (a)(d)	15,099	245,359
Dime Community Bancshares, Inc.	13,395	168,777
Doral Financial Corp. (a)	26,084	24,936
Flushing Financial Corp.	6,509	82,209
Fox Chase Bancorp, Inc.	3,859	48,739
Kaiser Federal Financial Group, Inc.	3,381	43,344
NASB Financial, Inc. (a)	276	2,956
Ocwen Financial Corp. (a)	5,678	82,217
		698,537
TOTAL FINANCIALS		15,070,736
HEALTH CARE - 11.0%
Biotechnology - 2.0%
Affymax, Inc. (a)	225	1,487
Alkermes PLC (a)	2,900	50,344
Astex Pharmaceuticals, Inc. (a)	70,469	133,186
AVEO Pharmaceuticals, Inc. (a)	15,931	274,013
Cepheid, Inc. (a)	916	31,520
Cubist Pharmaceuticals, Inc. (a)	1,205	47,742
Emergent BioSolutions, Inc. (a)	4,000	67,360
Medivation, Inc. (a)	849	39,147
Nabi Biopharmaceuticals (a)	33,953	63,832
Neurocrine Biosciences, Inc. (a)	4,588	38,998
ONYX Pharmaceuticals, Inc. (a)(d)	1,944	85,439
Osiris Therapeutics, Inc. (a)(d)	4,118	22,031
PDL BioPharma, Inc.	69,873	433,213
SciClone Pharmaceuticals, Inc. (a)(d)	26,303	112,840
Spectrum Pharmaceuticals, Inc. (a)	9,638	141,004
		1,542,156
Health Care Equipment & Supplies - 3.1%
Accuray, Inc. (a)(d)	697	2,948
Common Stocks - continued
	Shares	Value
HEALTH CARE - continued
Health Care Equipment & Supplies - continued
ArthroCare Corp. (a)(d)	11,615	$ 367,963
Atrion Corp.	100	24,023
Cantel Medical Corp.	3,867	108,005
CONMED Corp. (a)	3,373	86,585
Greatbatch, Inc. (a)(d)	12,474	275,675
Haemonetics Corp. (a)(d)	1,129	69,117
Invacare Corp.	11,981	183,189
Kensey Nash Corp.	3,885	74,553
OraSure Technologies, Inc. (a)	4,300	39,173
RTI Biologics, Inc. (a)	48,333	214,599
Sirona Dental Systems, Inc. (a)	7,028	309,513
SurModics, Inc. (a)	3,716	54,477
Symmetry Medical, Inc. (a)	3,100	24,769
Thoratec Corp. (a)	10,968	368,086
Young Innovations, Inc.	4,990	147,854
		2,350,529
Health Care Providers & Services - 4.2%
Alliance Healthcare Services, Inc. (a)	2,800	3,528
AMERIGROUP Corp. (a)(d)	5,821	343,905
Centene Corp. (a)	14,055	556,437
Chemed Corp. (d)	3,549	181,744
Chindex International, Inc. (a)(d)	4,096	34,898
Five Star Quality Care, Inc. (a)	64,164	192,492
Magellan Health Services, Inc. (a)	9,623	476,050
Metropolitan Health Networks, Inc. (a)	2,931	21,895
Molina Healthcare, Inc. (a)(d)	16,901	377,399
National Healthcare Corp.	359	15,042
PharMerica Corp. (a)	17,160	260,489
Providence Service Corp. (a)	6,643	91,408
Select Medical Holdings Corp. (a)	500	4,240
Skilled Healthcare Group, Inc. (a)	1,220	6,661
Triple-S Management Corp. (a)	2,343	46,907
Universal American Spin Corp. (a)	1,538	19,548
Wellcare Health Plans, Inc. (a)	9,840	516,600
		3,149,243
Health Care Technology - 0.3%
Computer Programs & Systems, Inc.	1,687	86,223
HealthStream, Inc. (a)(d)	4,274	78,855
MedAssets, Inc. (a)	3,547	32,810
		197,888
Life Sciences Tools & Services - 0.2%
Affymetrix, Inc. (a)	36,055	147,465
Medtox Scientific, Inc.	1,143	16,059
		163,524
Pharmaceuticals - 1.2%
Cornerstone Therapeutics, Inc. (a)	4,638	25,973
Medicis Pharmaceutical Corp. Class A	770	25,603
Par Pharmaceutical Companies, Inc. (a)	5,524	180,801
Pozen, Inc. (a)	5,871	23,190
Questcor Pharmaceuticals, Inc. (a)	1,141	47,443

	Shares	Value
Salix Pharmaceuticals Ltd. (a)	1,408	$ 67,373
ViroPharma, Inc. (a)(d)	20,547	562,782
		933,165
TOTAL HEALTH CARE		8,336,505
INDUSTRIALS - 13.9%
Aerospace & Defense - 3.5%
AAR Corp.	988	18,940
AeroVironment, Inc. (a)	11,891	374,210
American Science & Engineering, Inc.	549	37,392
Ceradyne, Inc. (a)	9,991	267,559
Cubic Corp.	4,215	183,732
Curtiss-Wright Corp. (d)	15,118	534,119
Esterline Technologies Corp. (a)	6,925	387,592
Hexcel Corp. (a)(d)	22,068	534,266
LMI Aerospace, Inc. (a)	2,222	38,996
Moog, Inc. Class A (a)	6,709	294,726
		2,671,532
Air Freight & Logistics - 0.4%
Atlas Air Worldwide Holdings, Inc. (a)	6,972	267,934
Park-Ohio Holdings Corp. (a)	2,749	49,042
		316,976
Airlines - 1.3%
Alaska Air Group, Inc. (a)	8,067	605,743
Hawaiian Holdings, Inc. (a)	2,417	14,019
JetBlue Airways Corp. (a)	5,359	27,867
Republic Airways Holdings, Inc. (a)	1,877	6,438
Spirit Airlines, Inc. (a)	4,873	76,019
US Airways Group, Inc. (a)	43,261	219,333
		949,419
Building Products - 0.2%
Gibraltar Industries, Inc. (a)	11,478	160,233
Commercial Services & Supplies - 1.7%
Cenveo, Inc. (a)	1,738	5,909
Consolidated Graphics, Inc. (a)	5,030	242,848
Courier Corp.	700	8,211
Ennis, Inc.	1,900	25,327
G&K Services, Inc. Class A	12,163	354,065
Intersections, Inc.	9,288	103,004
Multi-Color Corp.	2,411	62,035
Steelcase, Inc. Class A	15,050	112,273
Sykes Enterprises, Inc. (a)	1,645	25,761
Tetra Tech, Inc. (a)(d)	6,970	150,482
TMS International Corp.	2,215	21,884
Unifirst Corp. Massachusetts	2,729	154,843
		1,266,642
Construction & Engineering - 0.8%
Great Lakes Dredge & Dock Corp.	45,689	254,031
Layne Christensen Co. (a)	5,759	139,368
MasTec, Inc. (a)	6,456	112,141
Michael Baker Corp. (a)	442	8,668
Common Stocks - continued
	Shares	Value
INDUSTRIALS - continued
Construction & Engineering - continued
Pike Electric Corp. (a)	1,926	$ 13,848
Sterling Construction Co., Inc. (a)	4,027	43,371
		571,427
Electrical Equipment - 0.5%
Brady Corp. Class A	1,497	47,260
EnerSys (a)	2,750	71,418
Franklin Electric Co., Inc.	6,800	296,208
		414,886
Machinery - 3.3%
Alamo Group, Inc.	1,829	49,255
Albany International Corp. Class A	5,972	138,073
Ampco-Pittsburgh Corp.	600	11,604
Astec Industries, Inc. (a)(d)	3,271	105,359
Briggs & Stratton Corp. (d)	3,136	48,577
Cascade Corp.	4,616	217,737
CLARCOR, Inc.	6,339	316,887
Colfax Corp. (a)(d)	9,289	264,551
Hurco Companies, Inc. (a)	1,434	30,114
Kadant, Inc. (a)	12,802	289,453
L.B. Foster Co. Class A	2,213	62,606
NACCO Industries, Inc. Class A	287	25,606
Nordson Corp.	7,204	296,661
RBC Bearings, Inc. (a)	5,044	210,335
Sauer-Danfoss, Inc. (a)	1,898	68,727
Sun Hydraulics Corp.	443	10,379
Tennant Co.	5,383	209,237
Twin Disc, Inc. (d)	3,387	123,016
		2,478,177
Professional Services - 0.8%
Barrett Business Services, Inc.	300	5,988
CBIZ, Inc. (a)	7,963	48,654
GP Strategies Corp. (a)	1,422	19,169
Huron Consulting Group, Inc. (a)	730	28,280
ICF International, Inc. (a)	3,270	81,031
Insperity, Inc.	7,568	191,849
Kelly Services, Inc. Class A (non-vtg.)	9,928	135,815
Kforce, Inc. (a)	1,097	13,526
Navigant Consulting, Inc. (a)	1,063	12,129
On Assignment, Inc. (a)	3,947	44,127
RPX Corp.	1,178	14,902
TrueBlue, Inc. (a)	1,757	24,387
		619,857
Road & Rail - 0.7%
AMERCO	4,117	363,943
Arkansas Best Corp.	7,500	144,525
Quality Distribution, Inc. (a)	3,216	36,180
		544,648
Trading Companies & Distributors - 0.7%
Aceto Corp.	697	4,809

	Shares	Value
Aircastle Ltd.	2,721	$ 34,611
Applied Industrial Technologies, Inc.	6,504	228,746
Beacon Roofing Supply, Inc. (a)	5,499	111,245
DXP Enterprises, Inc. (a)	1,239	39,896
H&E Equipment Services, Inc. (a)	646	8,669
Interline Brands, Inc. (a)	1,216	18,933
SeaCube Container Leasing Ltd.	3,073	45,511
		492,420
Transportation Infrastructure - 0.0%
Wesco Aircraft Holdings, Inc. (a)	2,321	32,471
TOTAL INDUSTRIALS		10,518,688
INFORMATION TECHNOLOGY - 16.5%
Communications Equipment - 1.2%
Anaren, Inc. (a)	13,920	231,350
Black Box Corp.	2,751	77,138
Blue Coat Systems, Inc. (a)(d)	4,075	103,709
Communications Systems, Inc.	1,858	26,123
Comtech Telecommunications Corp.	7,000	200,340
Plantronics, Inc.	5,313	189,355
Riverbed Technology, Inc. (a)	1,904	44,744
Tessco Technologies, Inc.	5,096	70,427
		943,186
Computers & Peripherals - 0.2%
Cray, Inc. (a)	8,260	53,442
Quantum Corp. (a)(d)	14,074	33,778
Xyratex Ltd.	6,077	80,946
		168,166
Electronic Equipment & Components - 3.0%
Anixter International, Inc. (a)(d)	6,737	401,795
Brightpoint, Inc. (a)	15,588	167,727
Coherent, Inc. (a)	6,679	349,111
Daktronics, Inc.	2,000	19,140
Electro Scientific Industries, Inc.	14,921	216,056
Insight Enterprises, Inc. (a)	12,343	188,724
Measurement Specialties, Inc. (a)(d)	3,890	108,764
MTS Systems Corp.	2,190	89,243
Multi-Fineline Electronix, Inc. (a)	2,421	49,752
Newport Corp. (a)	19,886	270,648
OSI Systems, Inc. (a)	4,560	222,437
PC Connection, Inc.	1,300	14,417
Pulse Electronics Corp.	22	62
SYNNEX Corp. (a)(d)	3,400	103,564
Vishay Precision Group, Inc. (a)	2,930	46,821
X-Rite, Inc. (a)	6,387	29,636
		2,277,897
Internet Software & Services - 0.5%
InfoSpace, Inc. (a)	16,622	182,676
Liquidity Services, Inc. (a)	3,929	144,980
Common Stocks - continued
	Shares	Value
INFORMATION TECHNOLOGY - continued
Internet Software & Services - continued
Perficient, Inc. (a)	1,900	$ 19,019
Rackspace Hosting, Inc. (a)	41	1,763
		348,438
IT Services - 3.4%
Acxiom Corp. (a)	1,814	22,149
CACI International, Inc. Class A (a)	8,664	484,491
Cardtronics, Inc. (a)	10,402	281,478
Convergys Corp. (a)(d)	6,003	76,658
CSG Systems International, Inc. (a)	2,044	30,067
Euronet Worldwide, Inc. (a)	6,275	115,962
Global Cash Access Holdings, Inc. (a)	12,854	57,200
Heartland Payment Systems, Inc.	3,929	95,710
Jack Henry & Associates, Inc.	7,241	243,370
Maximus, Inc. (d)	10,513	434,713
ServiceSource International, Inc.	759	11,909
Teletech Holdings, Inc. (a)(d)	18,701	302,956
TNS, Inc. (a)	608	10,774
Unisys Corp. (a)	4,747	93,563
VeriFone Systems, Inc. (a)	8,223	292,081
		2,553,081
Semiconductors & Semiconductor Equipment - 1.8%
ATMI, Inc. (a)	2,390	47,872
DSP Group, Inc. (a)	80	417
Entegris, Inc. (a)	43,725	381,501
GT Advanced Technologies, Inc. (a)	22,637	163,892
Kulicke & Soffa Industries, Inc. (a)	37,591	347,717
Lattice Semiconductor Corp. (a)	25,340	150,520
LTX-Credence Corp. (a)	38,508	206,018
Tessera Technologies, Inc. (a)	1,508	25,259
		1,323,196
Software - 6.4%
ACI Worldwide, Inc. (a)(d)	12,117	347,031
Actuate Corp. (a)	18,054	105,796
Aspen Technology, Inc. (a)	27,442	476,119
CommVault Systems, Inc. (a)	2,256	96,376
Fair Isaac Corp. (d)	14,204	509,071
JDA Software Group, Inc. (a)	8,376	271,299
Magma Design Automation, Inc. (a)	2,338	16,787
Manhattan Associates, Inc. (a)	10,408	421,316
Monotype Imaging Holdings, Inc. (a)(d)	27,113	422,692
NetScout Systems, Inc. (a)(d)	4,531	79,746
Opnet Technologies, Inc. (d)	7,745	284,009
Parametric Technology Corp. (a)	4,676	85,384
Progress Software Corp. (a)(d)	15,154	293,230
QAD, Inc.:
Class A	3,426	35,973
Class B	2,116	21,901
Quest Software, Inc. (a)	19,374	360,356
S1 Corp. (a)	4,700	44,979
SS&C Technologies Holdings, Inc. (a)	651	11,757

	Shares	Value
Take-Two Interactive Software, Inc. (a)(d)	26,410	$ 357,856
TeleCommunication Systems, Inc. Class A (a)(d)	17,377	40,836
TeleNav, Inc. (a)	19,891	155,349
TIBCO Software, Inc. (a)	14,353	343,180
Vasco Data Security International, Inc. (a)	2,047	13,346
Verint Systems, Inc. (a)	3,453	95,096
		4,889,485
TOTAL INFORMATION TECHNOLOGY		12,503,449
MATERIALS - 6.2%
Chemicals - 3.2%
Ferro Corp. (a)	16,827	82,284
FutureFuel Corp.	1,185	14,718
Georgia Gulf Corp. (a)	7,341	143,076
H.B. Fuller Co.	18,469	426,819
Innophos Holdings, Inc.	5,102	247,753
Innospec, Inc. (a)	7,132	200,195
LSB Industries, Inc. (a)(d)	8,704	243,973
Minerals Technologies, Inc.	1,800	101,754
OM Group, Inc. (a)(d)	10,662	238,722
Rockwood Holdings, Inc. (a)	6,522	256,771
Sensient Technologies Corp.	2,487	94,257
TPC Group, Inc. (a)	9,705	226,418
Tredegar Corp.	2,329	51,750
W.R. Grace & Co. (a)	2,842	130,505
		2,458,995
Construction Materials - 0.0%
Headwaters, Inc. (a)	2,897	6,431
Containers & Packaging - 0.2%
Boise, Inc.	4,379	31,178
Myers Industries, Inc.	7,904	97,535
		128,713
Metals & Mining - 1.2%
Golden Star Resources Ltd. (a)	90,821	148,931
Hecla Mining Co. (d)	66,514	347,868
Noranda Aluminium Holding Corp.	10,540	86,955
Worthington Industries, Inc. (d)	19,000	311,220
		894,974
Paper & Forest Products - 1.6%
Buckeye Technologies, Inc.	14,981	500,965
Domtar Corp.	4,403	352,064
Glatfelter	11,472	161,985
Kapstone Paper & Packaging Corp. (a)	13,688	215,449
		1,230,463
TOTAL MATERIALS		4,719,576
TELECOMMUNICATION SERVICES - 0.8%
Diversified Telecommunication Services - 0.8%
Cbeyond, Inc. (a)	1,491	11,943
Common Stocks - continued
	Shares	Value
TELECOMMUNICATION SERVICES - continued
Diversified Telecommunication Services - continued
Consolidated Communications Holdings, Inc.	7,118	$ 135,598
HickoryTech Corp.	1,345	14,903
inContact, Inc. (a)	197	873
Level 3 Communications, Inc. (a)	11,013	187,111
Premiere Global Services, Inc. (a)	3,930	33,287
Vonage Holdings Corp. (a)	100,945	247,315
		631,030
UTILITIES - 3.5%
Electric Utilities - 2.5%
Cleco Corp. (d)	13,672	520,903
El Paso Electric Co. (d)	13,947	483,124
Empire District Electric Co.	8,753	184,601
IDACORP, Inc.	1,404	59,544
MGE Energy, Inc.	2,822	131,985
Portland General Electric Co.	18,815	475,831
Unisource Energy Corp.	1,506	55,602
		1,911,590
Gas Utilities - 0.3%
Chesapeake Utilities Corp.	2,260	97,971
Piedmont Natural Gas Co., Inc.	788	26,776
Southwest Gas Corp.	3,042	129,255
		254,002
Multi-Utilities - 0.6%
Avista Corp.	3,166	81,525
NorthWestern Energy Corp.	9,752	349,024
		430,549
Water Utilities - 0.1%
California Water Service Group	2,324	42,436
Consolidated Water Co., Inc.	785	6,735
		49,171
TOTAL UTILITIES		2,645,312
TOTAL COMMON STOCKS (Cost $72,455,168)		73,504,811
U.S. Treasury Obligations - 0.2%
Principal Amount
U.S. Treasury Bills, yield at date of purchase 0.03% to 0.06% 1/19/12 to 3/15/12 (e) (Cost $179,994)	$ 180,000	179,998
Money Market Funds - 23.1%
	Shares	Value
Fidelity Cash Central Fund, 0.11% (b)	2,131,014	$ 2,131,014
Fidelity Securities Lending Cash Central Fund, 0.13% (b)(c)	15,413,178	15,413,178
TOTAL MONEY MARKET FUNDS (Cost $17,544,192)		17,544,192
TOTAL INVESTMENT PORTFOLIO - 120.2% (Cost $90,179,354)	91,229,001
NET OTHER ASSETS (LIABILITIES) - (20.2)%	(15,330,394)
NET ASSETS - 100%	$ 75,898,607
Futures Contracts
	Expiration Date	Underlying Face Amount at Value	Unrealized Appreciation/(Depreciation)
Purchased
Equity Index Contracts
32 NYFE Russell 2000 Mini Index Contracts	March 2012	$ 2,364,160	$ 16,170

The face value of futures purchased as a percentage of net assets is 3.1%
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
(e) Security or a portion of the security was pledged to cover margin requirements for futures contracts. At the period end, the value of securities pledged amounted to $179,998.
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 3,651
Fidelity Securities Lending Cash Central Fund	54,862
Total	$ 58,513
Other Information

The following is a summary of the inputs used, as of December 31, 2011, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$ 10,952,323	$ 10,952,323	$ -	$ -
Consumer Staples	3,360,126	3,360,126	-	-
Energy	4,767,066	4,767,066	-	-
Financials	15,070,736	15,070,736	-	-
Health Care	8,336,505	8,336,505	-	-
Industrials	10,518,688	10,518,688	-	-
Information Technology	12,503,449	12,503,449	-	-
Materials	4,719,576	4,719,576	-	-
Telecommunication Services	631,030	631,030	-	-
Utilities	2,645,312	2,645,312	-	-
U.S. Government and Government Agency Obligations	179,998	-	179,998	-
Money Market Funds	17,544,192	17,544,192	-	-
Total Investments in Securities:	$ 91,229,001	$ 91,049,003	$ 179,998	$ -
Derivative Instruments:
Assets
Futures Contracts	$ 16,170	$ 16,170	$ -	$ -
Value of Derivative Instruments

The following table is a summary of the Fund's value of derivative instruments by risk exposure as of December 31, 2011. For additional information on derivative instruments, please refer to the Derivative Instruments section in the accompanying Notes to Financial Statements.

Risk Exposure / Derivative Type	Value
	Asset	Liability
Equity Risk
Futures Contracts (a)	$ 16,170	$ -
Total Value of Derivatives	$ 16,170	$ -

(a) Reflects cumulative appreciation/(depreciation) on futures contracts as disclosed on the Schedule of Investments. Only the period end variation margin is separately disclosed on the Statement of Assets and Liabilities.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	December 31, 2011
Assets
Investment in securities, at value (including securities loaned of $14,901,238) - See accompanying schedule: Unaffiliated issuers (cost $72,635,162)	$ 73,684,809
Fidelity Central Funds (cost $17,544,192)	17,544,192
Total Investments (cost $90,179,354)		$ 91,229,001
Segregated cash with broker for futures contracts		76,000
Cash		7,000
Receivable for fund shares sold		66,103
Dividends receivable		123,923
Distributions receivable from Fidelity Central Funds		4,714
Prepaid expenses		277
Receivable from investment adviser for expense reductions		17
Total assets		91,507,035

Liabilities
Payable for fund shares redeemed	97,310
Accrued management fee	44,409
Distribution and service plan fees payable	360
Payable for daily variation margin on futures contracts	8,128
Other affiliated payables	10,318
Other payables and accrued expenses	34,725
Collateral on securities loaned, at value	15,413,178
Total liabilities		15,608,428

Net Assets		$ 75,898,607
Net Assets consist of:
Paid in capital		$ 74,894,590
Distributions in excess of net investment income		(7,973)
Accumulated undistributed net realized gain (loss) on investments		(53,827)
Net unrealized appreciation (depreciation) on investments		1,065,817
Net Assets		$ 75,898,607

Statement of Assets and Liabilities - continued

December 31, 2011
Initial Class: Net Asset Value, offering price and redemption price per share ($19,809,492 ÷ 1,810,595 shares)	$ 10.94

Service Class: Net Asset Value, offering price and redemption price per share ($234,600 ÷ 21,397 shares)	$ 10.96

Service Class 2: Net Asset Value, offering price and redemption price per share ($1,656,402 ÷ 151,171 shares)	$ 10.96

Investor Class: Net Asset Value, offering price and redemption price per share ($54,198,113 ÷ 4,964,242 shares)	$ 10.92

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Operations

	Year ended December 31, 2011
Investment Income
Dividends		$ 1,041,488
Interest		574
Income from Fidelity Central Funds		58,513
Total income		1,100,575

Expenses
Management fee	$ 563,120
Transfer agent fees	112,959
Distribution and service plan fees	5,043
Accounting and security lending fees	32,639
Custodian fees and expenses	11,389
Independent trustees' compensation	444
Audit	46,884
Legal	282
Miscellaneous	606
Total expenses before reductions	773,366
Expense reductions	(1,550)	771,816
Net investment income (loss)		328,759
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	8,079,976
Futures contracts	504,139
Total net realized gain (loss)		8,584,115
Change in net unrealized appreciation (depreciation) on: Investment securities	(10,976,050)
Futures contracts	(151,339)
Total change in net unrealized appreciation (depreciation)		(11,127,389)
Net gain (loss)		(2,543,274)
Net increase (decrease) in net assets resulting from operations		$ (2,214,515)

Statement of Changes in Net Assets

	Year ended December 31, 2011	Year ended December 31, 2010
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 328,759	$ 176,322
Net realized gain (loss)	8,584,115	2,273,230
Change in net unrealized appreciation (depreciation)	(11,127,389)	8,917,095
Net increase (decrease) in net assets resulting from operations	(2,214,515)	11,366,647
Distributions to shareholders from net investment income	(345,088)	(190,826)
Share transactions - net increase (decrease)	6,046,479	18,986,293
Total increase (decrease) in net assets	3,486,876	30,162,114

Net Assets
Beginning of period	72,411,731	42,249,617
End of period (including distributions in excess of net investment income of $7,973 and undistributed net investment income of $0, respectively)	$ 75,898,607	$ 72,411,731

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Initial Class

Years ended December 31,	2011	2010	2009	2008	2007
Selected Per-Share Data
Net asset value, beginning of period	$ 11.15	$ 8.91	$ 7.32	$ 11.17	$ 11.56
Income from Investment Operations
Net investment income (loss) C	.05	.04	.04	.07	.05
Net realized and unrealized gain (loss)	(.20)	2.24	1.59	(3.84)	(.32)
Total from investment operations	(.15)	2.28	1.63	(3.77)	(.27)
Distributions from net investment income	(.06)	(.04)	(.04)	(.08)	(.06)
Distributions from net realized gain	-	-	-	-	(.07)
Total distributions	(.06)	(.04)	(.04)	(.08)	(.12) G
Net asset value, end of period	$ 10.94	$ 11.15	$ 8.91	$ 7.32	$ 11.17
Total Return A, B	(1.36)%	25.54%	22.28%	(33.72)%	(2.33)%
Ratios to Average Net Assets D, F
Expenses before reductions	.91%	.95%	1.05%	1.04%	1.01%
Expenses net of fee waivers, if any	.91%	.94%	1.00%	1.00%	1.00%
Expenses net of all reductions	.91%	.94%	1.00%	1.00%	1.00%
Net investment income (loss)	.47%	.41%	.56%	.71%	.45%
Supplemental Data
Net assets, end of period (000 omitted)	$ 19,809	$ 19,742	$ 13,864	$ 8,381	$ 11,668
Portfolio turnover rate E	90%	71%	81%	87%	113%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Total distributions of $.12 per share is comprised of distributions from net investment income of $.059 and distributions from net realized gain of $.065 per share.

Financial Highlights - Service Class

Years ended December 31,	2011	2010	2009	2008	2007
Selected Per-Share Data
Net asset value, beginning of period	$ 11.16	$ 8.92	$ 7.33	$ 11.17	$ 11.56
Income from Investment Operations
Net investment income (loss) C	.04	.03	.03	.06	.04
Net realized and unrealized gain (loss)	(.20)	2.23	1.58	(3.84)	(.31)
Total from investment operations	(.16)	2.26	1.61	(3.78)	(.27)
Distributions from net investment income	(.04)	(.02)	(.02)	(.06)	(.05)
Distributions from net realized gain	-	-	-	-	(.07)
Total distributions	(.04)	(.02)	(.02)	(.06)	(.12) G
Net asset value, end of period	$ 10.96	$ 11.16	$ 8.92	$ 7.33	$ 11.17
Total Return A, B	(1.41)%	25.35%	22.03%	(33.79)%	(2.40)%
Ratios to Average Net Assets D, F
Expenses before reductions	1.01%	1.04%	1.10%	1.10%	1.09%
Expenses net of fee waivers, if any	1.01%	1.04%	1.10%	1.10%	1.09%
Expenses net of all reductions	1.01%	1.04%	1.10%	1.10%	1.08%
Net investment income (loss)	.38%	.32%	.46%	.61%	.37%
Supplemental Data
Net assets, end of period (000 omitted)	$ 235	$ 327	$ 426	$ 631	$ 1,411
Portfolio turnover rate E	90%	71%	81%	87%	113%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Total distributions of $.12 per share is comprised of distributions from net investment income of $.051 and distributions from net realized gain of $.065 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Service Class 2

Years ended December 31,	2011	2010	2009	2008	2007
Selected Per-Share Data
Net asset value, beginning of period	$ 11.15	$ 8.92	$ 7.33	$ 11.15	$ 11.55
Income from Investment Operations
Net investment income (loss) C	.02	.01	.02	.04	.02
Net realized and unrealized gain (loss)	(.20)	2.23	1.59	(3.82)	(.32)
Total from investment operations	(.18)	2.24	1.61	(3.78)	(.30)
Distributions from net investment income	(.01)	(.01)	(.02)	(.04)	(.04)
Distributions from net realized gain	-	-	-	-	(.07)
Total distributions	(.01)	(.01)	(.02)	(.04)	(.10) G
Net asset value, end of period	$ 10.96	$ 11.15	$ 8.92	$ 7.33	$ 11.15
Total Return A, B	(1.58)%	25.07%	21.94%	(33.91)%	(2.60)%
Ratios to Average Net Assets D, F
Expenses before reductions	1.26%	1.28%	1.41%	1.32%	1.24%
Expenses net of fee waivers, if any	1.25%	1.25%	1.25%	1.25%	1.24%
Expenses net of all reductions	1.25%	1.25%	1.25%	1.25%	1.24%
Net investment income (loss)	.14%	.11%	.31%	.46%	.21%
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,656	$ 2,513	$ 1,535	$ 1,494	$ 4,143
Portfolio turnover rate E	90%	71%	81%	87%	113%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Total distributions of $.10 per share is comprised of distributions from net investment income of $.038 and distributions from net realized gain of $.065 per share.

Financial Highlights - Investor Class

Years ended December 31,	2011	2010	2009	2008	2007
Selected Per-Share Data
Net asset value, beginning of period	$ 11.12	$ 8.89	$ 7.31	$ 11.15	$ 11.55
Income from Investment Operations
Net investment income (loss) C	.04	.03	.04	.06	.04
Net realized and unrealized gain (loss)	(.19)	2.23	1.57	(3.83)	(.32)
Total from investment operations	(.15)	2.26	1.61	(3.77)	(.28)
Distributions from net investment income	(.05)	(.03)	(.03)	(.07)	(.05)
Distributions from net realized gain	-	-	-	-	(.07)
Total distributions	(.05)	(.03)	(.03)	(.07)	(.12) G
Net asset value, end of period	$ 10.92	$ 11.12	$ 8.89	$ 7.31	$ 11.15
Total Return A, B	(1.35)%	25.44%	22.09%	(33.77)%	(2.50)%
Ratios to Average Net Assets D, F
Expenses before reductions	.99%	1.02%	1.12%	1.10%	1.10%
Expenses net of fee waivers, if any	.98%	1.01%	1.08%	1.08%	1.10%
Expenses net of all reductions	.98%	1.01%	1.08%	1.08%	1.10%
Net investment income (loss)	.40%	.34%	.48%	.63%	.35%
Supplemental Data
Net assets, end of period (000 omitted)	$ 54,198	$ 49,830	$ 26,426	$ 16,331	$ 21,872
Portfolio turnover rate E	90%	71%	81%	87%	113%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Total distributions of $.12 per share is comprised of distributions from net investment income of $.050 and distributions from net realized gain of $.065 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended December 31, 2011

1. Organization.

VIP Disciplined Small Cap Portfolio (the Fund) is a fund of Variable Insurance Products Fund II (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. Shares of the Fund may only be purchased by insurance companies for the purpose of funding variable annuity or variable life insurance contracts. The Fund offers the following classes of shares: Initial Class shares, Service Class shares, Service Class 2 shares and Investor Class shares. All classes have equal rights and voting privileges, except for matters affecting a single class. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but do not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC web site or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Security Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Fund uses independent pricing services approved by the Board of Trustees to value its investments. When current market prices or quotations are not readily available or reliable, valuations may be determined in good faith in accordance with procedures adopted by the Board of Trustees. Factors used in determining value may include market or security specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The value used for net asset value (NAV) calculation under these procedures may differ from published prices for the same securities.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of December 31, 2011, is included at the end of the Fund's Schedule of Investments. Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when significant market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-traded funds (ETFs)and certain indexes as well as quoted prices for similar securities are used and are categorized as Level 2 in the hierarchy in these circumstances. Utilizing these techniques may result in transfers between Level 1 and Level 2. For restricted equity securities and private placements where observable inputs are limited, assumptions about market activity and risk are used and are categorized as Level 3 in the hierarchy.

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Security Valuation - continued

Debt securities, including restricted securities, are valued based on evaluated prices received from independent pricing services or from dealers who make markets in such securities. For U.S. government and government agency obligations, pricing services utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type as well as dealer supplied prices and are generally categorized as Level 2 in the hierarchy. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing matrices which consider similar factors that would be used by independent pricing services. These are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day and are categorized as Level 1 in the hierarchy.

New Accounting Pronouncements. In May 2011, the Financial Accounting Standards Board issued Accounting Standard Update No. 2011-04, Fair Value Measurement (Topic 820) - Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs. The update is effective during interim and annual periods beginning after December 15, 2011 and will result in additional disclosures for transfers between levels as well as expanded disclosure for security categorized as Level 3 under the fair value hierarchy.

In December 2011, the Financial Accounting Standards Board issued Accounting Standard Update No. 2011-11, Disclosures about Offsetting Assets and Liabilities. The update creates new disclosure requirements requiring entities to disclose both gross and net information for derivatives and other financial instruments that are either offset in the Statement of Assets and Liabilities or subject to an enforceable master netting arrangement or similar agreement. The disclosure requirements are effective for annual reporting periods beginning on or after January 1, 2013. Management is currently evaluating the impact of the update's adoption on the Fund's financial statement disclosures.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company, including distributing substantially all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code. As a result, no provision for income taxes is required. As of December 31, 2011, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. A fund's tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to futures transactions, passive foreign investment companies (PFIC), partnerships, market discount, capital loss carryforwards and losses deferred due to wash sales.

Annual Report

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 9,199,556
Gross unrealized depreciation	(8,213,035)
Net unrealized appreciation (depreciation) on securities and other investments	$ 986,521

Tax Cost	$ 90,242,480

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 6,520
Undistributed long-term capital gain	$ 25,467
Net unrealized appreciation (depreciation)	$ 986,521

The tax character of distributions paid was as follows:

	December 31, 2011	December 31, 2010
Ordinary Income	$ 345,088	$ 190,826

4. Derivative Instruments.

Risk Exposures and the Use of Derivative Instruments. The Fund used derivative instruments (derivatives), including futures contracts in order to meet its investment objectives. The strategy is to use derivatives to increase returns and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

The Fund's use of derivatives increased or decreased its exposure to the following risk:

Equity Risk

Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

The Fund is also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that the Fund will be unable to sell the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to the Fund. The Fund's maximum risk of loss from counterparty credit risk is generally the aggregate unrealized appreciation and unpaid counterparty payments in excess of any collateral pledged by the counterparty to the Fund. Counterparty risk related to exchange-traded futures contracts is minimal because of the protection provided by the exchange on which they trade. Derivatives involve, to varying degrees, risk of loss in excess of the amounts recognized in the Statement of Assets and Liabilities.

Futures Contracts. A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a fixed price at a specified future date. The Fund used futures contracts to manage its exposure to the stock market.

Upon entering into a futures contract, a fund is required to deposit either cash or securities (initial margin) with a clearing broker in an amount equal to a certain percentage of the face value of the contract. Futures contracts are marked-to-market daily and subsequent payments (variation margin) are made or received by a fund depending on the daily fluctuations in the value of the futures contracts and are recorded as unrealized appreciation or (depreciation). This receivable and/or payable is included in daily variation margin on futures contracts in the Statement of Assets and Liabilities. Realized gain or (loss) is recorded upon the expiration or closing of a futures contract.

The underlying face amount at value of open futures contracts at period end is shown in the Schedule of Investments under the caption "Futures Contracts." This amount reflects each contract's exposure to the underlying instrument at period end and is representative of activity for the period. Securities deposited to meet initial margin requirements are identified in the Schedule of Investments.

Certain risks arise upon entering into futures contracts, including the risk that an illiquid market limits the ability to close out a futures contract prior to settlement date.

During the period the Fund recognized net realized gain (loss) of $504,139 and a change in net unrealized appreciation (depreciation) of $(151,339) related to its investment in futures contracts. These amounts are included in the Statement of Operations.

Annual Report

Notes to Financial Statements - continued

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $84,785,020 and $69,860,204, respectively.

6. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the Fund's average net assets and an annualized group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .71% of the Fund's average net assets.

Sub-Adviser. Geode Capital Management, LLC (Geode), serves as sub-adviser for the Fund. Geode provides discretionary investment advisory services to the Fund and is paid by FMR for providing these services.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate 12b-1 Plans for each Service Class of shares. Each Service Class pays Fidelity Distributors Corporation (FDC), an affiliate of FMR, a service fee. For the period, the service fee is based on an annual rate of .10% of Service Class' average net assets and .25% of Service Class 2's average net assets.

For the period, total fees, all of which were re-allowed to insurance companies for the distribution of shares and providing shareholder support services were as follows:

Service Class	$ 288
Service Class 2	4,755
$ 5,043

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the Fund's transfer, dividend disbursing, and shareholder servicing agent. FIIOC receives an asset-based fee with respect to each class. Each class (with the exception of Investor Class) pays a transfer agent fee, excluding out of pocket expenses, equal to an annual rate of .07% of average net assets. Investor Class pays a monthly asset-based transfer agent fee of .15% of average net assets. In addition, FIIOC receives an asset-based fee of .0045% of average net assets for typesetting, printing and mailing of shareholder reports, except proxy statements. FIIOC voluntarily agreed to waive this fee for the period August 1, 2011 through December 31, 2011 (see expense reduction note). For the period, transfer agent fees for each class, including printing and out of pocket expenses, were as follows:

Initial Class	$ 18,692
Service Class	247
Service Class 2	3,501
Investor Class	90,519
$ 112,959

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

7. Committed Line of Credit.

The Fund participates with other funds managed by FMR or an affiliate in a $4.0 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $228 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, there were no borrowings on this line of credit.

8. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the

Annual Report

8. Security Lending - continued

Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $54,862. During the period, there were no securities loaned to FCM.

9. Expense Reductions.

In addition to FIIOC waiving a portion of its transfer agent fee, FMR voluntarily agreed to reimburse each class to the extent annual operating expenses exceeded certain levels of average net assets as noted in the table below. Some expenses, for example interest expense, including commitment fees, are excluded from this reimbursement.

Expenses were reimbursed and/or waived for the following classes during the period:

	Expense Limitations	Reimbursement/ Waiver
Initial Class	1.00%	$ 366
Service Class	1.10%	5
Service Class 2	1.25%	221
Investor Class	1.08%	958
		$ 1,550

10. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended December 31,	2011	2010
From net investment income
Initial Class	$ 102,021	$ 57,782
Service Class	895	657
Service Class 2	1,949	1,252
Investor Class	240,223	131,135
Total	$ 345,088	$ 190,826

11. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended December 31,	2011	2010	2011	2010
Initial Class
Shares sold	799,889	872,164	$ 9,258,309	$ 8,757,192
Reinvestment of distributions	9,535	5,259	102,021	57,782
Shares redeemed	(770,169)	(662,913)	(8,596,529)	(6,175,473)
Net increase (decrease)	39,255	214,510	$ 763,801	$ 2,639,501
Service Class
Shares sold	-	-	$ -	$ -
Reinvestment of distributions	84	60	895	657
Shares redeemed	(7,941)	(18,520)	(86,551)	(177,365)
Net increase (decrease)	(7,857)	(18,460)	$ (85,656)	$ (176,708)
Service Class 2
Shares sold	112,730	109,184	$ 1,294,995	$ 1,100,967
Reinvestment of distributions	182	118	1,949	1,252
Shares redeemed	(187,048)	(56,115)	(2,135,089)	(539,602)
Net increase (decrease)	(74,136)	53,187	$ (838,145)	$ 562,617
Investor Class
Shares sold	2,193,939	2,258,001	$ 25,259,132	$ 22,969,167
Reinvestment of distributions	22,493	11,942	240,223	131,135
Shares redeemed	(1,732,651)	(762,231)	(19,292,876)	(7,139,419)
Net increase (decrease)	483,781	1,507,712	$ 6,206,479	$ 15,960,883

Annual Report

Notes to Financial Statements - continued

12. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, FMR or its affiliates were the owners of record of 98% of the total outstanding shares of the Fund.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Variable Insurance Products Fund II and Shareholders of VIP Disciplined Small Cap Portfolio:

We have audited the accompanying statement of assets and liabilities of VIP Disciplined Small Cap Portfolio (the Fund), a fund of Variable Insurance Products Fund II, including the schedule of investments, as of December 31, 2011, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2011, by correspondence with the custodians and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of VIP Disciplined Small Cap Portfolio as of December 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

February 10, 2012

Annual Report

Trustees and Officers

The Trustees, Members of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Except for James C. Curvey, each of the Trustees oversees 226 funds advised by FMR or an affiliate. Mr. Curvey oversees 429 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Members hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Fund's Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. James C. Curvey is an interested person (as defined in the 1940 Act) and currently serves as Acting Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's equity and high income funds and another Board oversees Fidelity's investment-grade bond, money market, and asset allocation funds. The asset allocation funds may invest in Fidelity funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. In addition, the Independent Trustees have worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board. For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity funds' valuation-related activities, reporting and risk management. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of FMR's risk management program for the Fidelity funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Fund's Trustees."

Annual Report

Trustees and Officers - continued

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupations and Other Relevant Experience+
James C. Curvey (76)

Year of Election or Appointment: 2007

Mr. Curvey is Trustee and Acting Chairman of the Board of Trustees of certain Trusts. Mr. Curvey also serves as Trustee (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of Fidelity Investments Money Management, Inc. (2009-present), Director of Fidelity Research & Analysis Co. (2009-present) and Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2007-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University. Previously, Mr. Curvey was the Vice Chairman (2006-2007) and Director (2000-2007) of FMR Corp.

Ronald P. O'Hanley (54)

Year of Election or Appointment: 2011

Mr. O'Hanley is Director of FMR Co., Inc. (2010-present), Director of Fidelity Investments Money Management, Inc. (2010-present), Director of Fidelity Research & Analysis Company (2010-present), President of Fidelity Asset Management and Corporate Services and a member of Fidelity's Executive Committee (2010-present). Previously, Mr. O'Hanley served as President and Chief Executive Officer of BNY Mellon Asset Management (2007-2010). Mr. O'Hanley also served as Vice Chairman of Bank New York Mellon Corp. and a member of that firm's Executive Committee. Prior to the 2007 merger of The Bank of New York and Mellon Financial Corporation, he was Vice Chairman of Mellon Financial Corporation and President and Chief Executive Officer of Mellon Asset Management. He joined Mellon in February 1997. Mr. O'Hanley currently serves as Chairman of the Boston Public Library Foundation Board of Directors and sits on the Board of Directors of Beth Israel Deaconess Medical Center, the Board of Trustees of the Marine Biological Laboratory and the Advisory Board of the Maxwell School of Citizenship and Public Administration at Syracuse University. Mr. O'Hanley also chairs the Council on Asset Management for the Financial Services Roundtable and is a member of the Board of Directors of Institutional Investor's U.S. Institute.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupations and Other Relevant Experience+
Dennis J. Dirks (63)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Mr. Dirks is a member of the Independent Directors Council (IDC) Governing Council (2010-present) and Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (58)

Year of Election or Appointment: 2008

Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (private equity). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of Dave & Buster's, Inc. (restaurant and entertainment complexes, 2010-present), The Hillman Companies, Inc. (hardware wholesalers, 2010-present), and Bristol-Myers Squibb Company (global pharmaceuticals, 2007-present). Mr. Lacy is a member of the Board of Trustees of The National Parks Conservation Association (2006-present). Previously, Mr. Lacy served as Chairman of the Board of Trustees of the National Parks Conservation Association (2008-2011) and as a member of the Board of Directors for the Western Union Company (global money transfer, 2006-2011).

Ned C. Lautenbach (67)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is also a member of the Board of Directors of the Philharmonic Center for the Arts in Naples, Florida (1999-present); a member of the Board of Trustees of Fairfield University (2005-present); and a member of the Council on Foreign Relations (1994-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (67)

Year of Election or Appointment: 2008

Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present) and of Arcadia Resources Inc. (health care services and products, 2007-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007).

Robert W. Selander (61)

Year of Election or Appointment: 2011

Previously, Mr. Selander served as a Member of the Advisory Board of Fidelity's Equity and High Income Funds (2011), Executive Vice Chairman (2010), Chief Executive Officer (2009-2010), and President and Chief Executive Officer (1997-2009) of Mastercard, Inc.

Cornelia M. Small (67)

Year of Election or Appointment: 2005

Ms. Small is a member of the Board of Directors of the Teagle Foundation (2009-present). Ms. Small is also a member of the Investment Committee, and Chair (2008-present) and a member of the Board of Trustees of Smith College. In addition, Ms. Small serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson of the Investment Committee (2002-2008) of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (72)

Year of Election or Appointment: 2001

Mr. Stavropoulos is Vice Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of Univar (global distributor of commodity and specialty chemicals, 2010-present), a Director of Teradata Corporation (data warehousing and technology solutions, 2008-present), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate), Tyco International, Inc. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital (private equity investment, 2005-present). Mr. Stavropoulos is a special advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science.

David M. Thomas (62)

Year of Election or Appointment: 2008

Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). In addition, Mr. Thomas serves as a member of the Board of Directors of Fortune Brands, Inc. (consumer products), and Interpublic Group of Companies, Inc. (marketing communication, 2004-present).

Michael E. Wiley (61)

Year of Election or Appointment: 2008

Mr. Wiley also serves as a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-present). Mr. Wiley serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-present), and a Director of Bill Barrett Corporation (exploration and production, 2005-present). In addition, Mr. Wiley also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-2010), as a Senior Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production, 2001-2005).

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Advisory Board Members and Executive Officers:

Correspondence intended for each executive officer, Edward C. Johnson 3d, and Peter S. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (81)

Year of Election or Appointment: 2011

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR LLC, and also serves as Chairman and Director of FIL Limited. Previously, Mr. Johnson served as a Trustee and Chairman of the Board of certain Fidelity Trusts, Chairman and a Director of FMR, Chairman and a Director of FMR Co., Inc., and President of FMR LLC (2006-2007).

Peter S. Lynch (67)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Lynch is Vice Chairman and a Director of FMR and FMR Co., Inc. In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Kenneth B. Robins (42)

Year of Election or Appointment: 2008

President and Treasurer of Fidelity's Equity and High Income Funds. Mr. Robins also serves as President and Treasurer (2010-present) and Assistant Treasurer (2009-present) of other Fidelity funds and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Deputy Treasurer of the Fidelity funds (2005-2008) and Treasurer and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2006-2008).

Brian B. Hogan (47)

Year of Election or Appointment: 2009

Vice President of Equity and High Income Funds. Mr. Hogan also serves as President of FMR's Equity Division (2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Thomas C. Hense (47)

Year of Election or Appointment: 2008 or 2010

Vice President of Fidelity's High Income (2008), Small Cap (2008), and Value (2010) Funds. Previously, Mr. Hense served as a portfolio manager for Fidelity's Institutional Money Management Group (Pyramis) (2003-2008).

Scott C. Goebel (43)

Year of Election or Appointment: 2008

Secretary and Chief Legal Officer (CLO) of the Fidelity funds. Mr. Goebel also serves as Secretary of Fidelity Investments Money Management, Inc. (FIMM) (2010-present) and Fidelity Research and Analysis Company (FRAC) (2010-present); Secretary and CLO of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-present); General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); employed by FMR LLC or an affiliate (2001-present); Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present), and Fidelity Management & Research (U.K.) Inc. (2008-present). Previously, Mr. Goebel served as Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and the Funds (2007-2008) and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

William C. Coffey (42)

Year of Election or Appointment: 2009

Assistant Secretary of Fidelity's Equity and High Income Funds. Mr. Coffey also serves as Senior Vice President and Deputy General Counsel of FMR LLC (2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Holly C. Laurent (57)

Year of Election or Appointment: 2008

Anti-Money Laundering (AML) Officer of the Fidelity funds. Ms. Laurent also serves as AML Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-present) and is an employee of Fidelity Investments. Previously, Ms. Laurent was Senior Vice President and Head of Legal for Fidelity Business Services India Pvt. Ltd. (2006-2008), and Senior Vice President, Deputy General Counsel and Group Head for FMR LLC (2005-2006).

Christine Reynolds (53)

Year of Election or Appointment: 2008

Chief Financial Officer of the Fidelity funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. Ms. Reynolds served as Chief Operating Officer of FPCMS (2007-2008). Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007).

Kenneth A. Rathgeber (64)

Year of Election or Appointment: 2004

Chief Compliance Officer of Fidelity's Equity and High Income Funds. Mr. Rathgeber is Chief Compliance Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present), Fidelity Management & Research (Japan) Inc. (2008-present), FMR (2005-present), FMR Co., Inc. (2005-present), Fidelity Management & Research (U.K.) Inc. (2005-present), Fidelity Research & Analysis Company (2005-present), Fidelity Investments Money Management, Inc. (2005-present), Pyramis Global Advisors, LLC (2005-present), and Strategic Advisers, Inc. (2005-present).

Jeffrey S. Christian (50)

Year of Election or Appointment: 2009

Deputy Treasurer of the Fidelity funds. Mr. Christian is an employee of Fidelity Investments. Previously, Mr. Christian served as Chief Financial Officer (2008-2009) of certain Fidelity funds and Senior Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (2004-2009).

Joseph F. Zambello (54)

Year of Election or Appointment: 2011

Deputy Treasurer of the Fidelity funds. Mr. Zambello is an employee of Fidelity Investments. Previously, Mr. Zambello served as Vice President of FMR's Program Management Group (2009-2011) and Vice President of the Transfer Agent Oversight Group (2005-2009).

Adrien E. Deberghes (44)

Year of Election or Appointment: 2008

Deputy Treasurer of Fidelity's Equity and High Income Funds. Mr. Deberghes also serves as Vice President and Assistant Treasurer of Fidelity Rutland Square Trust II and Fidelity Commonwealth Trust II (2011-present), Assistant Treasurer of other Fidelity funds (2010-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (42)

Year of Election or Appointment: 2010

Assistant Treasurer of Fidelity's Equity and High Income Funds. Ms. Dorsey also serves as Deputy Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments (2008-present). Previously, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

John R. Hebble (53)

Year of Election or Appointment: 2009

Assistant Treasurer of Fidelity's Equity and High Income Funds. Mr. Hebble also serves as President (2011-present), Treasurer, and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-present), President and Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments.

Gary W. Ryan (53)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Ryan is an employee of Fidelity Investments. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

Jonathan Davis (43)

Year of Election or Appointment: 2010

Assistant Treasurer of the Fidelity funds. Mr. Davis is also Assistant Treasurer of Fidelity Rutland Square Trust II and Fidelity Commonwealth Trust II. Mr. Davis is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (2003-2010).

Annual Report

Distributions (Unaudited)

The Board of Trustees of VIP Disciplined Small Cap Portfolio voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
Initial Class	02/03/11	02/03/11	$0.001	$0.004
Service Class	02/03/11	02/03/11	$0.001	$0.004
Service Class 2	02/03/11	02/03/11	$0.001	$0.004
Investor Class	02/03/11	02/03/11	$0.001	$0.004

The fund hereby designates as a capital gain dividend with respect to the taxable year ended December 31, 2011, $25,466, or, if subsequently determined to be different, the net capital gain of such year.

Initial Class, Service Class, Service Class 2, and Investor Class designate 100% of the dividends distributed during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

VIP Disciplined Small Cap Portfolio

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and considers at each of its meetings factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees, each composed of Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to the Fidelity funds.

At its July 2011 meeting, the Board of Trustees, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; (iv) the extent to which economies of scale would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts is in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts is fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Nature, Extent, and Quality of Services Provided. The Board considered the staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the backgrounds of the fund's investment personnel and the fund's investment objective and discipline. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund.

Resources Dedicated to Investment Management and Support Services. The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of the Investment Advisers' investment staff, including its size, education, experience, and resources, as well as the Investment Advisers' approach to recruiting, training, managing, and compensating investment personnel. The Board also noted that FMR has devoted increased resources to non-U.S. offices. The Board noted that Fidelity's analysts have extensive resources, tools and capabilities which allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and enhancers. The Board also believes that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools which permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in their deliberations, the Board considered the Investment Advisers' trading capabilities and resources which are an integral part of the investment management process.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the investment adviser's supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers, with 35 new branches opening since 2010.

Annual Report

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including (i) continuing to dedicate additional resources to investment research and support of the senior management team that oversees asset management; (ii) rationalizing product lines through the mergers of six funds into other funds; (iii) continuing to migrate the Freedom Funds to dedicated lower cost underlying funds; (iv) obtaining shareholder approval to broaden the investment strategies for Fidelity Consumer Finance Portfolio, Fidelity Emerging Asia Fund, and Fidelity Environment and Alternative Energy Portfolio; (v) contractually agreeing to reduce the management fees and impose other expense limitations on Spartan 500 Index Fund and U.S. Bond Index Fund in connection with launching new institutional classes of these funds; (vi) changing the name, primary and supplemental benchmarks, and investment policies of Fidelity Global Strategies Fund to support the fund's flexible investment mandate and global orientation; and (vii) reducing the transfer agency account fee rates on certain accounts.

Investment Performance. The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund's absolute investment performance for each class, as well as the fund's relative investment performance for each class measured over multiple periods against a broad-based securities market index. The Board noted that FMR does not believe that a meaningful peer group exists against which to compare the fund's performance. The following charts considered by the Board show, over the one-, three-, and five-year periods ended December 31, 2010, the cumulative total returns of Initial Class and Service Class 2 of the fund and the cumulative total returns of a broad-based securities market index ("benchmark"). The returns of Initial Class and Service Class 2 show the performance of the highest and lowest performing classes, respectively (based on five-year performance).

VIP Disciplined Small Cap Portfolio

The Board noted that the investment performance of the fund was lower than its benchmark for all the periods shown. The Board considered that the variations in performance among the fund's classes reflect the variations in class expenses, which result in lower performance for higher expense classes. The Board discussed with FMR actions that have been taken by FMR to improve the fund's below-benchmark performance. The Board noted that this fund had underperformed in 2009 and discussed with FMR its disappointment with the continued underperformance of the fund. The Board also reviewed the fund's performance since inception as well as performance in the current year. The Board will continue to closely monitor the performance of the fund in the coming year and discuss with FMR other appropriate actions to address the performance of the fund.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should benefit the fund's shareholders.

Competitiveness of Management Fee and Total Expense Ratio. The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees - continued

Management Fee. The Board considered two proprietary management fee comparisons for the 12-month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing relative to the total universe of comparable funds available to investors in terms of gross management fees before expense reimbursements or caps. "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 9% means that 91% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked, is also included in the chart and considered by the Board.

VIP Disciplined Small Cap Portfolio

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2010.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio. In its review of each class's total expense ratio, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses. As part of its review, the Board also considered the current and historical total expense ratios of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expense ratio of each of Initial Class, Investor Class, and Service Class ranked below its competitive median for 2010 and the total expense ratio of Service Class 2 ranked above its competitive median for 2010. The Board considered that various factors, including 12b-1 fees, positive or negative performance adjustments, and relatively higher other expenses in the case of small fund size, can affect total expense ratios. The Board also noted that Investor Class has higher transfer agent fees than traditional variable annuity classes because it is designed for lower cost annuity products, where the majority of servicing costs are incorporated into the funds' total expense ratios rather than being paid at the annuity level. The Board noted that the fund offers multiple classes, each of which has a different 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expense ratios of the classes vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

Fees Charged to Other Fidelity Clients. The Board also considered Fidelity fee structures and other information with respect to clients of FMR and its affiliates, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients. In March 2010, the Board created an ad hoc joint committee with the board of other Fidelity funds (the Committee) to review and compare Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Annual Report

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the total expense ratio of each class of the fund was reasonable, although Service Class 2 was above the median of the universe presented for comparison, in light of the services that the fund and its shareholders receive and the other factors considered, including the findings of the Committee.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive in the circumstances.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions. The Board also noted that in 2009, it and the board of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether FMR attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total fund assets under FMR's management increase, and for higher group fee rates as total fund assets under FMR's management decrease. FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that any potential economies of scale are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including (i) fund performance trends, actions to be taken by FMR to improve certain funds' overall performance, and Fidelity's long-term strategies for certain funds; (ii) portfolio manager changes that have occurred during the past year and length of portfolio manager tenure for different categories of funds over time; (iii) Fidelity's compensation structure for portfolio managers and other key personnel and strategies for attracting and retaining non-investment personnel; (iv) the amount of the investment that each portfolio manager has made in the Fidelity fund(s) that he or she manages; (v) historical trends in Fidelity's realization of fall-out benefits; (vi) Fidelity's group fee structures and the rationale for the individual fee rates of certain funds; (vii) fund profitability methodology and the impact of certain factors on fund profitability results; (viii) trends regarding industry use of performance fee structures and Fidelity's compliance practices with respect to performance adjustment calculations; (ix) the fee structures in place for certain other Fidelity clients; and (x) explanations regarding the relative total expense ratios of certain funds and classes, total expense competitive trends, and actions that might be taken by FMR to reduce total expense ratios for certain funds and classes.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Investment Adviser

Fidelity Management & Research Company
Boston, MA

Investment Sub-Advisers

Geode Capital Management, LLC

FMR Co., Inc.

General Distributor

Fidelity Distributors Corporation
Boston, MA

Transfer and Service Agents

Fidelity Investments Institutional Operations Company, Inc.
Boston, MA

Fidelity Service Company, Inc.
Boston, MA

Custodian

The Northern Trust Company

Chicago, IL

VDSC-ANN-0212
1.820582.106

Fidelity® Variable Insurance Products:

Contrafund Portfolio

Annual Report

December 31, 2011

Contents

Performance	(Click Here)	How the fund has done over time.
Management's Discussion of Fund Performance	(Click Here)	The Portfolio Manager's review of fund performance and strategy.
Shareholder Expense Example	(Click Here)	An example of shareholder expenses.
Investment Changes	(Click Here)	A summary of major shifts in the fund's investments over the past six months.
Investments	(Click Here)	A complete list of the fund's investments with their market values.
Financial Statements	(Click Here)	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	(Click Here)	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	(Click Here)
Trustees and Officers	(Click Here)
Distributions	(Click Here)
Board Approval of Investment Advisory Contracts and Management Fees	(Click Here)

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Fidelity Variable Insurance Products are separate account options which are purchased through a variable insurance contract.

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Other third party marks appearing herein are the property of their respective owners.

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This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. Performance numbers are net of all underlying fund operating expenses, but do not include any insurance charges imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total returns would have been lower. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended December 31, 2011	Past 1 year	Past 5 years	Past 10 years
VIP Contrafund Portfolio - Initial Class	-2.53%	0.95%	6.30%
VIP Contrafund Portfolio - Service Class	-2.64%	0.85%	6.19%
VIP Contrafund Portfolio - Service Class 2	-2.78%	0.69%	6.03%
VIP Contrafund Portfolio - Investor Class A	-2.62%	0.85%	6.22%

A The initial offering of Investor Class shares took place on July 21, 2005. Returns prior to July 21, 2005, are those of Initial Class. Had Investor Class's transfer agent fee been reflected, returns prior to July 21, 2005, would have been lower.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in VIP Contrafund Portfolio - Initial Class on December 31, 2001. The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Market Recap: Extreme market volatility took center stage during the 12 months ending December 31, 2011, stealing the spotlight from signs of progress in the global economy. Early in the year, aggressive monetary stimulus by the U.S. federal government, improving credit-market conditions and solid corporate earnings buoyed most major asset classes. As the period progressed, however, fresh worries about sovereign debt in Europe, inflation in China, gridlock over raising the debt ceiling in the U.S. - along with Standard & Poor's early-August downgrade of the nation's long-term sovereign credit rating - and a dimmed outlook for global growth punctured investor confidence and ignited market instability. Domestic equities, as measured by the broad-based S&P 500® Index, gained 2.11%, easily outpacing the 13.61% decline of MSCI® ACWI® (All Country World Index) ex USA Index, a proxy for foreign stocks. Within the MSCI index, emerging markets declined the most (-18%), with investments here generally held back by a stronger U.S. dollar. The U.K. (-3%) fared better than the rest of Europe (-15%), which was the second-worst-performing index component. Bolstered by periodic flights to quality, U.S. investment-grade bonds posted a 7.84% advance, as reflected by the Barclays Capital® U.S. Aggregate Bond Index, outperforming the 4.37% gain of high-yield securities, as represented by The BofA Merrill LynchSM US High Yield Constrained Index. Hampered by financial woes in Europe, the sovereign debt of major developed markets outside the U.S. rose 4.86%, according to the Citigroup® Non-USD Group-of-Seven (G7) Equal Weighted Index, while the JPMorgan Emerging Markets Bond Index Global (EMBI Global) advanced 8.46%, despite the currency head wind.

Comments from Robert Stansky, Head of Fidelity's Stock Selector Large Cap Group, which manages VIP Contrafund Portfolio: For the year, the fund's share classes trailed the S&P 500®. (For specific portfolio results, please refer to the performance section of this report.) Security selection was weak overall, with utilities, materials, information technology and industrials detracting meaningfully. Energy also was disappointing, and market selection within the sleeves also had a negative impact. Conversely, the fund was helped by stock picking within financials - by far the worst-performing sector in the index - and industry positioning within consumer discretionary. In terms of individual stocks, not owning tech giant and index component International Business Machines was the biggest relative detractor, as the company reported strong financial results and its stock saw a solid gain. Underweighting Exxon Mobil and Chevron also hurt performance a lot. Both are high-quality companies that executed well operationally, and also acted as relative safe havens when uncertainty and market volatility picked up in the second half of the year. Within financials, an outsized stake in Citigroup hurt because its shares struggled amid increased regulatory pressure. Conversely, having only modest investments in Bank of America and Goldman Sachs Group helped, as these diversified financials stocks lost substantial ground. In tech hardware/equipment, the fund benefited from overweighting Apple, which enjoyed strong sales of its consumer products. Several of the stocks mentioned were sold from the fund by period end.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2011 to December 31, 2011).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. The estimate of expenses does not include any fees or other expenses of any variable annuity or variable life insurance product. If they were, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The estimate of expenses does not include any fees or other expenses of any variable annuity or variable life insurance product. If they were, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio	Beginning Account Value July 1, 2011	Ending Account Value December 31, 2011	Expenses Paid During Period* July 1, 2011 to December 31, 2011
Initial Class	.64%
Actual		$ 1,000.00	$ 926.60	$ 3.11
HypotheticalA		$ 1,000.00	$ 1,021.98	$ 3.26
Service Class	.74%
Actual		$ 1,000.00	$ 926.20	$ 3.59
HypotheticalA		$ 1,000.00	$ 1,021.48	$ 3.77
Service Class 2.89%
Actual		$ 1,000.00	$ 925.70	$ 4.32
HypotheticalA		$ 1,000.00	$ 1,020.72	$ 4.53
Service Class 2R	.89%
Actual		$ 1,000.00	$ 925.50	$ 4.32
HypotheticalA		$ 1,000.00	$ 1,020.72	$ 4.53
Investor Class	.73%
Actual		$ 1,000.00	$ 926.30	$ 3.54
HypotheticalA		$ 1,000.00	$ 1,021.53	$ 3.72

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Annual Report

Investment Changes (Unaudited)

Top Ten Stocks as of December 31, 2011
	% of fund's net assets	% of fund's net assets 6 months ago
Apple, Inc.	5.2	3.8
Procter & Gamble Co.	2.3	2.0
QUALCOMM, Inc.	2.2	1.7
The Coca-Cola Co.	1.9	1.7
JPMorgan Chase & Co.	1.9	0.0
Royal Dutch Shell PLC Class B sponsored ADR	1.8	1.3
Exxon Mobil Corp.	1.5	1.1
Google, Inc. Class A	1.5	1.6
British American Tobacco PLC sponsored ADR	1.5	0.9
U.S. Bancorp	1.3	1.2
	21.1
Market Sectors as of December 31, 2011
	% of fund's net assets	% of fund's net assets 6 months ago
Information Technology	19.7	18.6
Financials	13.3	14.9
Energy	11.8	12.4
Health Care	11.5	11.0
Consumer Staples	11.4	10.3
Industrials	10.8	11.1
Consumer Discretionary	9.8	10.1
Utilities	3.8	3.3
Materials	3.4	3.2
Telecommunication Services	2.8	3.2
Asset Allocation (% of fund's net assets)
As of December 31, 2011 *		As of June 30, 2011 **
	Stocks and Equity Futures 98.8%		Stocks and Equity Futures 98.8%
	Short-Term Investments and Net Other Assets 1.2%		Short-Term Investments and Net Other Assets 1.2%
* Foreign investments	16.8%	** Foreign investments	20.8%

Annual Report

Investments December 31, 2011

Showing Percentage of Net Assets

Common Stocks - 98.3%
	Shares	Value
CONSUMER DISCRETIONARY - 9.8%
Diversified Consumer Services - 0.2%
Weight Watchers International, Inc.	547,468	$ 30,116,215
Hotels, Restaurants & Leisure - 3.3%
Arcos Dorados Holdings, Inc.	1,824,100	37,448,773
Betfair Group PLC (d)	2,125,965	24,847,117
McDonald's Corp.	1,732,248	173,796,442
Starbucks Corp.	2,749,080	126,485,171
Yum! Brands, Inc.	2,178,860	128,574,529
		491,152,032
Internet & Catalog Retail - 0.0%
Groupon, Inc. Class A (a)	127,000	2,620,010
Media - 2.6%
Comcast Corp. Class A	1,842,249	43,679,724
DIRECTV (a)	3,003,690	128,437,784
Legend Pictures LLC (a)(g)(h)	6,611	4,958,250
Pandora Media, Inc.	134,416	1,345,504
The Walt Disney Co.	3,515,201	131,820,038
Time Warner, Inc.	2,213,953	80,012,261
Weinstein Co. Holdings LLC Class A-1 (a)(g)(h)	11,499	4,312,125
		394,565,686
Multiline Retail - 1.1%
Dollar General Corp. (a)	2,610,287	107,387,207
Kohl's Corp.	1,158,872	57,190,333
		164,577,540
Specialty Retail - 2.3%
Abercrombie & Fitch Co. Class A	1,475,384	72,057,755
Limited Brands, Inc.	1,429,299	57,672,215
Lowe's Companies, Inc.	3,152,994	80,022,988
Sally Beauty Holdings, Inc. (a)	469,000	9,909,970
TJX Companies, Inc.	1,808,792	116,757,524
		336,420,452
Textiles, Apparel & Luxury Goods - 0.3%
Under Armour, Inc. Class A (sub. vtg.) (a)	558,106	40,066,430
TOTAL CONSUMER DISCRETIONARY		1,459,518,365
CONSUMER STAPLES - 11.4%
Beverages - 4.7%
Anheuser-Busch InBev SA NV	876,451	53,498,869
Coca-Cola Bottling Co. CONSOLIDATED	150,671	8,821,787
Coca-Cola FEMSA SAB de CV sponsored ADR	92,147	8,773,316
Coca-Cola Icecek A/S	563,386	6,754,654
Companhia de Bebidas das Americas (AmBev) (PN) sponsored ADR	247,870	8,945,628
Constellation Brands, Inc. Class A (sub. vtg.) (a)	2,830,005	58,496,203
Diageo PLC sponsored ADR	666,382	58,255,114
Embotelladora Andina SA sponsored ADR	313,190	8,152,336

	Shares	Value
Molson Coors Brewing Co. Class B	1,337,594	$ 58,238,843
PepsiCo, Inc.	1,049,920	69,662,192
Pernod Ricard SA	462,679	42,916,579
Remy Cointreau SA	413,747	33,252,555
The Coca-Cola Co.	4,099,013	286,807,940
		702,576,016
Food & Staples Retailing - 1.3%
CVS Caremark Corp.	3,602,885	146,925,650
Drogasil SA	698,200	4,860,269
Walgreen Co.	1,309,545	43,293,558
		195,079,477
Food Products - 0.9%
Bunge Ltd.	482,401	27,593,337
Danone	16,200	1,018,478
First Resources Ltd.	3,005,000	3,498,092
Green Mountain Coffee Roasters, Inc. (a)	196,319	8,804,907
Mead Johnson Nutrition Co. Class A	204,300	14,041,539
Nestle SA	423,261	24,337,000
Orion Corp.	7,805	4,553,839
Pilgrims Pride Corp. (a)(d)	817,320	4,707,763
Unilever NV (NY Reg.) (d)	1,147,247	39,430,879
Viterra, Inc.	414,700	4,373,407
		132,359,241
Household Products - 2.5%
Colgate-Palmolive Co.	180,458	16,672,515
Procter & Gamble Co.	5,251,385	350,319,893
Spectrum Brands Holdings, Inc. (a)	303,267	8,309,516
		375,301,924
Personal Products - 0.5%
Amoreg	15,610	3,425,454
Avon Products, Inc.	734,561	12,832,781
L'Oreal SA	417,400	43,600,803
Nu Skin Enterprises, Inc. Class A	163,420	7,937,309
		67,796,347
Tobacco - 1.5%
British American Tobacco PLC sponsored ADR	2,318,198	219,950,626
Japan Tobacco, Inc.	862	4,054,362
Souza Cruz Industria Comerico	668,200	8,216,221
		232,221,209
TOTAL CONSUMER STAPLES		1,705,334,214
ENERGY - 11.8%
Energy Equipment & Services - 3.1%
Baker Hughes, Inc.	1,596,188	77,638,584
C&J Energy Services, Inc.	482,300	10,094,539
Discovery Offshore S.A. (a)(e)	1,310,900	1,863,335
Ensco International Ltd. ADR	876,901	41,144,195
Halliburton Co.	3,236,032	111,675,464
National Oilwell Varco, Inc.	927,957	63,091,796
Common Stocks - continued
	Shares	Value
ENERGY - continued
Energy Equipment & Services - continued
Noble Corp.	1,571,500	$ 47,490,730
Ocean Rig UDW, Inc.:
(Norway)	16,700	205,959
(United States)	971,264	11,849,421
Oceaneering International, Inc.	532,118	24,546,603
Schlumberger Ltd.	736,379	50,302,049
Transocean Ltd. (United States)	428,683	16,457,140
Vantage Drilling Co. (a)	5,923,400	6,871,144
		463,230,959
Oil, Gas & Consumable Fuels - 8.7%
Alpha Natural Resources, Inc. (a)	1,590,460	32,493,098
Anadarko Petroleum Corp.	1,204,717	91,956,049
Apache Corp.	1,151,983	104,346,620
BP PLC sponsored ADR	1,196,575	51,141,616
Canadian Natural Resources Ltd.	939,600	35,198,095
CVR Energy, Inc. (a)	514,940	9,644,826
EV Energy Partners LP	63,500	4,184,650
Exxon Mobil Corp.	2,689,623	227,972,445
HollyFrontier Corp.	2,651,818	62,052,541
InterOil Corp. (a)(d)	485,348	24,815,843
Marathon Oil Corp.	2,288,580	66,986,737
Marathon Petroleum Corp.	1,797,260	59,830,785
Niko Resources Ltd.	436,922	20,692,015
Occidental Petroleum Corp.	798,311	74,801,741
Petrobank Energy & Resources Ltd.	748,300	7,773,973
Petrominerales Ltd.	514,000	8,358,052
Resolute Energy Corp. (a)(d)	1,048,368	11,322,374
Royal Dutch Shell PLC:
Class A sponsored ADR	174,834	12,778,617
Class B sponsored ADR	3,476,788	264,270,656
Suncor Energy, Inc.	946,810	27,314,688
Talisman Energy, Inc.	2,453,000	31,264,670
Western Refining, Inc. (d)	934,628	12,421,206
Williams Companies, Inc.	1,633,400	53,934,868
		1,295,556,165
TOTAL ENERGY		1,758,787,124
FINANCIALS - 13.3%
Capital Markets - 1.5%
Ameriprise Financial, Inc.	766,407	38,044,443
E*TRADE Financial Corp. (a)	798,847	6,358,822
Evercore Partners, Inc. Class A	370,900	9,873,358
ICAP PLC	1,118,855	6,028,253
Invesco Ltd.	1,403,661	28,199,549
Morgan Stanley	1,593,745	24,113,362

	Shares	Value
State Street Corp.	2,391,706	$ 96,409,669
TD Ameritrade Holding Corp.	1,585,800	24,817,770
		233,845,226
Commercial Banks - 2.5%
CIT Group, Inc. (a)	346,812	12,093,334
Comerica, Inc.	1,315,134	33,930,457
FirstMerit Corp.	924,585	13,988,971
Huntington Bancshares, Inc.	4,931,075	27,071,602
Regions Financial Corp.	2,599,200	11,176,560
SunTrust Banks, Inc.	2,649,093	46,888,946
Synovus Financial Corp. (d)	5,627,386	7,934,614
U.S. Bancorp	7,365,034	199,224,170
Wells Fargo & Co.	784,829	21,629,887
		373,938,541
Consumer Finance - 1.5%
Capital One Financial Corp.	3,651,487	154,421,385
Credit Saison Co. Ltd.	493,800	9,899,739
Green Dot Corp. Class A (a)(d)	277,248	8,655,683
SLM Corp.	4,128,040	55,315,736
		228,292,543
Diversified Financial Services - 2.6%
African Bank Investments Ltd.	2,677,741	11,377,563
Citigroup, Inc.	2,960,218	77,883,336
JPMorgan Chase & Co.	8,476,852	281,855,329
NBH Holdings Corp. Class A (a)(e)	813,800	13,020,800
		384,137,028
Insurance - 3.6%
ACE Ltd.	803,620	56,349,834
Amlin PLC	2,692,656	13,127,608
Aon Corp.	553,939	25,924,345
Berkshire Hathaway, Inc.:
Class A (a)	252	28,918,260
Class B (a)	2,309,510	176,215,613
Fairfax Financial Holdings Ltd. (sub. vtg.)	143,000	61,363,344
MetLife, Inc.	4,857,740	151,464,333
Validus Holdings Ltd.	626,791	19,743,917
		533,107,254
Real Estate Investment Trusts - 1.2%
American Capital Agency Corp.	590,304	16,575,736
Camden Property Trust (SBI)	245,061	15,252,597
Equity Lifestyle Properties, Inc.	199,200	13,284,648
Japan Retail Fund Investment Corp.	6,242	9,245,605
Prologis, Inc.	1,194,310	34,145,323
Public Storage	428,809	57,657,658
The Macerich Co.	691,026	34,965,916
		181,127,483
Real Estate Management & Development - 0.1%
BR Malls Participacoes SA	639,600	6,220,240
PT Lippo Karawaci Tbk	135,352,750	9,851,980
		16,072,220
Common Stocks - continued
	Shares	Value
FINANCIALS - continued
Thrifts & Mortgage Finance - 0.3%
Ocwen Financial Corp. (a)	3,136,319	$ 45,413,899
TOTAL FINANCIALS		1,995,934,194
HEALTH CARE - 11.5%
Biotechnology - 2.6%
Alexion Pharmaceuticals, Inc. (a)	247,504	17,696,536
Amgen, Inc.	2,480,516	159,273,932
AVEO Pharmaceuticals, Inc. (a)	484,188	8,328,033
Biogen Idec, Inc. (a)	779,470	85,780,674
BioMarin Pharmaceutical, Inc. (a)	794,830	27,326,255
Gilead Sciences, Inc. (a)	1,975,125	80,841,866
ONYX Pharmaceuticals, Inc. (a)	268,328	11,793,016
		391,040,312
Health Care Equipment & Supplies - 2.2%
Baxter International, Inc.	1,346,878	66,643,523
Boston Scientific Corp. (a)	3,312,673	17,689,674
Covidien PLC	2,143,082	96,460,121
Edwards Lifesciences Corp. (a)	787,375	55,667,413
Mako Surgical Corp. (a)(d)	717,539	18,089,158
Quidel Corp. (a)	1,433,104	21,682,864
The Cooper Companies, Inc.	329,351	23,225,833
Wright Medical Group, Inc. (a)	519,788	8,576,502
Zimmer Holdings, Inc. (a)	436,400	23,312,488
		331,347,576
Health Care Providers & Services - 2.4%
CIGNA Corp.	855,561	35,933,562
Henry Schein, Inc. (a)	781,500	50,352,045
McKesson Corp.	703,484	54,808,438
Medco Health Solutions, Inc. (a)	681,570	38,099,763
Omnicare, Inc.	801,620	27,615,809
UnitedHealth Group, Inc.	2,924,169	148,196,885
		355,006,502
Life Sciences Tools & Services - 0.3%
Agilent Technologies, Inc. (a)	924,868	32,305,639
Fluidigm Corp. (h)	312,345	4,110,460
		36,416,099
Pharmaceuticals - 4.0%
Abbott Laboratories	233,500	13,129,705
Allergan, Inc.	426,355	37,408,388
Bristol-Myers Squibb Co.	469,600	16,548,704
Eli Lilly & Co.	233,500	9,704,260
GlaxoSmithKline PLC sponsored ADR	1,544,269	70,464,994
Merck & Co., Inc.	2,581,136	97,308,827
Optimer Pharmaceuticals, Inc. (a)	488,048	5,973,708
Pfizer, Inc.	8,415,867	182,119,362

	Shares	Value
Sanofi-aventis sponsored ADR	1,639,600	$ 59,910,984
Shire PLC sponsored ADR	705,300	73,280,670
Valeant Pharmaceuticals International, Inc. (Canada)	810,076	37,910,666
		603,760,268
TOTAL HEALTH CARE		1,717,570,757
INDUSTRIALS - 10.8%
Aerospace & Defense - 3.7%
Honeywell International, Inc.	1,859,075	101,040,726
MTU Aero Engines Holdings AG	252,960	16,188,210
Precision Castparts Corp.	584,198	96,269,988
Raytheon Co.	444,503	21,505,055
Textron, Inc.	2,530,190	46,783,213
The Boeing Co.	1,922,313	141,001,659
United Technologies Corp.	1,786,347	130,564,102
		553,352,953
Air Freight & Logistics - 0.3%
C.H. Robinson Worldwide, Inc.	587,899	41,023,592
Building Products - 0.5%
Armstrong World Industries, Inc.	565,744	24,819,189
Owens Corning (a)	1,470,801	42,241,405
		67,060,594
Commercial Services & Supplies - 0.3%
Republic Services, Inc.	714,070	19,672,629
Stericycle, Inc. (a)	376,399	29,329,010
		49,001,639
Construction & Engineering - 0.3%
Fluor Corp.	605,950	30,448,988
Foster Wheeler AG (a)	772,806	14,791,507
		45,240,495
Electrical Equipment - 0.7%
Emerson Electric Co.	1,279,188	59,597,369
Regal-Beloit Corp.	841,626	42,897,677
		102,495,046
Industrial Conglomerates - 1.6%
Danaher Corp.	1,627,904	76,576,604
General Electric Co.	6,564,504	117,570,267
Tyco International Ltd.	998,300	46,630,593
		240,777,464
Machinery - 2.0%
Caterpillar, Inc.	1,187,760	107,611,056
Cummins, Inc.	1,107,409	97,474,140
Fanuc Corp.	144,700	22,147,288
Fiat Industrial SpA (a)	1,127,000	9,664,476
Joy Global, Inc.	355,900	26,681,823
Parker Hannifin Corp.	479,116	36,532,595
		300,111,378
Common Stocks - continued
	Shares	Value
INDUSTRIALS - continued
Professional Services - 0.1%
CoStar Group, Inc. (a)	287,023	$ 19,153,045
Road & Rail - 1.3%
CSX Corp.	3,417,705	71,976,867
Union Pacific Corp.	1,126,161	119,305,496
		191,282,363
TOTAL INDUSTRIALS		1,609,498,569
INFORMATION TECHNOLOGY - 19.7%
Communications Equipment - 2.9%
Brocade Communications Systems, Inc. (a)	761,900	3,954,261
Ciena Corp. (a)(d)	1,375,817	16,647,386
Juniper Networks, Inc. (a)	1,328,309	27,110,787
Meru Networks, Inc. (a)(d)	129,325	534,112
Polycom, Inc. (a)	642,189	10,467,681
QUALCOMM, Inc.	5,942,091	325,032,378
Telefonaktiebolaget LM Ericsson (B Shares) sponsored ADR	3,137,123	31,779,056
ZTE Corp. (H Shares)	4,947,000	15,509,934
		431,035,595
Computers & Peripherals - 6.4%
Apple, Inc. (a)	1,899,514	769,303,176
EMC Corp. (a)	221,820	4,778,003
SanDisk Corp. (a)	3,272,724	161,050,748
Toshiba Corp.	4,450,000	18,212,824
		953,344,751
Electronic Equipment & Components - 0.2%
Arrow Electronics, Inc. (a)	726,133	27,164,636
Internet Software & Services - 2.2%
Baidu.com, Inc. sponsored ADR (a)	104,541	12,175,890
Bankrate, Inc.	403,800	8,681,700
Dice Holdings, Inc. (a)	1,207,022	10,006,212
eBay, Inc. (a)	531,790	16,129,191
Google, Inc. Class A (a)	347,125	224,208,038
Mail.ru Group Ltd.:
GDR (a)(e)	434,066	11,285,716
GDR (Reg. S) (a)	78,300	2,035,800
VeriSign, Inc.	1,388,478	49,596,434
		334,118,981
IT Services - 0.8%
Accenture PLC Class A	2,136,548	113,728,450
Cognizant Technology Solutions Corp. Class A (a)	212,509	13,666,454
		127,394,904
Semiconductors & Semiconductor Equipment - 3.7%
Altera Corp.	1,281,417	47,540,571
Analog Devices, Inc.	4,025,871	144,045,664
ARM Holdings PLC sponsored ADR	1,048,775	29,019,604

	Shares	Value
ASML Holding NV	621,490	$ 25,972,067
Avago Technologies Ltd.	1,148,225	33,137,774
Broadcom Corp. Class A	1,218,700	35,781,032
International Rectifier Corp. (a)	1,034,183	20,083,834
Intersil Corp. Class A	846,185	8,834,171
KLA-Tencor Corp.	1,405,836	67,831,587
Marvell Technology Group Ltd. (a)	2,294,817	31,783,215
Micron Technology, Inc. (a)	10,164,006	63,931,598
NXP Semiconductors NV (a)	1,487,806	22,867,578
RF Micro Devices, Inc. (a)	4,531,121	24,468,053
		555,296,748
Software - 3.5%
Activision Blizzard, Inc.	289,000	3,560,480
Ariba, Inc. (a)	940,394	26,406,264
Check Point Software Technologies Ltd. (a)	2,091,626	109,894,030
Citrix Systems, Inc. (a)	1,639,241	99,534,714
Electronic Arts, Inc. (a)	2,160,057	44,497,174
Fortinet, Inc. (a)	612,265	13,353,500
Intuit, Inc.	1,320,759	69,458,716
Jive Software, Inc.	73,256	1,172,096
Microsoft Corp.	2,737,904	71,075,988
Nuance Communications, Inc. (a)	383,420	9,646,847
Oracle Corp.	2,814,320	72,187,308
		520,787,117
TOTAL INFORMATION TECHNOLOGY		2,949,142,732
MATERIALS - 3.4%
Chemicals - 2.0%
Air Products & Chemicals, Inc.	680,944	58,009,619
E.I. du Pont de Nemours & Co.	2,436,311	111,534,318
Ecolab, Inc.	1,173,479	67,838,821
Sherwin-Williams Co.	579,135	51,699,381
The Mosaic Co.	390,582	19,697,050
		308,779,189
Containers & Packaging - 0.4%
Ball Corp.	723,513	25,836,649
Rock-Tenn Co. Class A	622,659	35,927,424
		61,764,073
Metals & Mining - 1.0%
First Quantum Minerals Ltd.	2,156,700	42,460,561
Goldcorp, Inc.	557,033	24,728,458
Ivanhoe Mines Ltd. (a)	1,233,600	21,912,632
Newmont Mining Corp.	404,790	24,291,448
Nucor Corp.	839,637	33,224,436
		146,617,535
TOTAL MATERIALS		517,160,797
Common Stocks - continued
	Shares	Value
TELECOMMUNICATION SERVICES - 2.8%
Diversified Telecommunication Services - 1.6%
CenturyLink, Inc.	3,495,744	$ 130,041,677
Verizon Communications, Inc.	2,750,695	110,357,883
		240,399,560
Wireless Telecommunication Services - 1.2%
American Tower Corp. Class A	2,469,558	148,198,176
Clearwire Corp. Class A (a)	6,430,800	12,475,752
Crown Castle International Corp. (a)	58,080	2,601,984
Mobile TeleSystems OJSC sponsored ADR	336,900	4,945,692
NII Holdings, Inc. (a)	366,000	7,795,800
TIM Participacoes SA sponsored ADR	144,500	3,728,100
		179,745,504
TOTAL TELECOMMUNICATION SERVICES		420,145,064
UTILITIES - 3.8%
Electric Utilities - 2.7%
Duke Energy Corp.	3,352,737	73,760,214
Edison International	1,807,316	74,822,882
Exelon Corp.	1,494,535	64,817,983
FirstEnergy Corp.	1,787,414	79,182,440
NextEra Energy, Inc.	1,356,514	82,584,572
Progress Energy, Inc.	538,500	30,166,770
		405,334,861
Gas Utilities - 0.0%
ONEOK, Inc.	42,200	3,658,318
Independent Power Producers & Energy Traders - 0.7%
Constellation Energy Group, Inc.	1,650,896	65,491,044
The AES Corp. (a)	2,692,135	31,874,878
		97,365,922
Multi-Utilities - 0.4%
Sempra Energy	1,044,374	57,440,570
TOTAL UTILITIES		563,799,671
TOTAL STOCKS (Cost $13,455,002,115)		14,696,891,487
U.S. Treasury Obligations - 0.0%
Principal Amount
U.S. Treasury Bills, yield at date of purchase 0% to 0.02% 2/23/12 (f) (Cost $7,999,854)	$ 8,000,000	7,999,856
Money Market Funds - 2.9%
	Shares	Value
Fidelity Cash Central Fund, 0.11% (b)	354,331,172	$ 354,331,172
Fidelity Securities Lending Cash Central Fund, 0.13% (b)(c)	77,830,523	77,830,523
TOTAL MONEY MARKET FUNDS (Cost $432,161,695)		432,161,695
TOTAL INVESTMENT PORTFOLIO - 101.2% (Cost $13,895,163,664)	15,137,053,038
NET OTHER ASSETS (LIABILITIES) - (1.2)%	(181,258,074)
NET ASSETS - 100%	$ 14,955,794,964
Futures Contracts
	Expiration Date	Underlying Face Amount at Value	Unrealized Appreciation/ (Depreciation)
Purchased
Equity Index Contracts
1,243 CME E-mini S&P 500 Index Contracts	March 2012	$ 77,849,090	$ (26,725)

The face value of futures purchased as a percentage of net assets is 0.5%
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.

(e) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $26,169,851 or 0.2% of net assets.

(f) Security or a portion of the security was pledged to cover margin requirements for futures contracts. At the period end, the value of securities pledged amounted to $5,399,903.
(g) Investment is owned by an entity that is treated as a corporation for U.S. tax purposes which is owned by the Fund.

(h) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $13,380,835 or 0.1% of net assets.

Additional information on each restricted holding is as follows:
Security	Acquisition Date	Acquisition Cost
Fluidigm Corp.	10/9/07 - 1/6/11	$ 5,645,236
Legend Pictures LLC	9/23/10	$ 4,958,250
Weinstein Co. Holdings LLC Class A-1	10/19/05	$ 11,499,000
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 470,178
Fidelity Securities Lending Cash Central Fund	2,779,542
Total	$ 3,249,720
Other Information

The following is a summary of the inputs used, as of December 31, 2011, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the tables below, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$ 1,459,518,365	$ 1,450,247,990	$ -	$ 9,270,375
Consumer Staples	1,705,334,214	1,651,835,345	53,498,869	-
Energy	1,758,787,124	1,758,787,124	-	-
Financials	1,995,934,194	1,982,913,394	-	13,020,800
Health Care	1,717,570,757	1,717,570,757	-	-
Industrials	1,609,498,569	1,609,498,569	-	-
Information Technology	2,949,142,732	2,949,142,732	-	-
Materials	517,160,797	517,160,797	-	-
Telecommunication Services	420,145,064	420,145,064	-	-
Utilities	563,799,671	563,799,671	-	-
U.S. Government and Government Agency Obligations	7,999,856	-	7,999,856	-
Money Market Funds	432,161,695	432,161,695	-	-
Total Investments in Securities:	$ 15,137,053,038	$ 15,053,263,138	$ 61,498,725	$ 22,291,175
Derivative Instruments:
Liabilities
Futures Contracts	$ (26,725)	$ (26,725)	$ -	$ -
The following is a reconciliation of Investments in Securities for which Level 3 inputs were used in determining value:
Investments in Securities:
Beginning Balance	$ 28,027,598
Total Realized Gain (Loss)	-
Total Unrealized Gain (Loss)	(2,890,580)
Cost of Purchases	41,454
Proceeds of Sales	(2,887,297)
Amortization/Accretion	-
Transfers in to Level 3	-
Transfers out of Level 3	-
Ending Balance	$ 22,291,175
The change in unrealized gain (loss) for the period attributable to Level 3 securities held at December 31, 2011	$ (2,889,754)

The information used in the above reconciliation represents fiscal year to date activity for any Investments in Securities identified as using Level 3 inputs at either the beginning or the end of the current fiscal period. Transfers in or out of Level 3 represent the beginning value of any Security or Instrument where a change in the pricing level occurred from the beginning to the end of the period. The cost of purchases and the proceeds of sales may include securities received or delivered through corporate actions or exchanges. Realized and unrealized gains (losses) disclosed in the reconciliation are included in Net Gain (Loss) on the Fund's Statement of Operations.

Value of Derivative Instruments

The following table is a summary of the Fund's value of derivative instruments by risk exposure as of December 31, 2011. For additional information on derivative instruments, please refer to the Derivative Instruments section in the accompanying Notes to Financial Statements.

Risk Exposure / Derivative Type	Value
	Asset	Liability
Equity Risk
Futures Contracts (a)	$ -	$ (26,725)
Total Value of Derivatives	$ -	$ (26,725)

(a) Reflects cumulative appreciation/(depreciation) on futures contracts as disclosed on the Schedule of Investments. Only the period end variation margin is separately disclosed on the Statement of Assets and Liabilities.

Distribution of investments by country of issue, as a percentage of total net assets, is as follows: (Unaudited)
United States of America	83.2%
United Kingdom	5.4%
Canada	2.4%
Switzerland	1.4%
Ireland	1.3%
France	1.2%
Others (Individually Less Than 1%)	5.1%
100.0%

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	December 31, 2011

Assets
Investment in securities, at value (including securities loaned of $75,213,815) - See accompanying schedule: Unaffiliated issuers (cost $13,463,001,969)	$ 14,704,891,343
Fidelity Central Funds (cost $432,161,695)	432,161,695
Total Investments (cost $13,895,163,664)		$ 15,137,053,038
Cash		3,795,130
Receivable for investments sold		14,769,879
Receivable for fund shares sold		5,473,686
Dividends receivable		15,671,224
Distributions receivable from Fidelity Central Funds		195,928
Prepaid expenses		42,898
Other receivables		1,043,129
Total assets		15,178,044,912

Liabilities
Payable to custodian bank	$ 189
Payable for investments purchased	119,248,760
Payable for fund shares redeemed	14,907,548
Accrued management fee	6,914,523
Distribution and service plan fees payable	1,550,219
Payable for daily variation margin on futures contracts	298,320
Other affiliated payables	979,897
Other payables and accrued expenses	519,969
Collateral on securities loaned, at value	77,830,523
Total liabilities		222,249,948

Net Assets		$ 14,955,794,964
Net Assets consist of:
Paid in capital		$ 17,102,053,490
Distributions in excess of net investment income		(2,498,208)
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(3,385,627,012)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		1,241,866,694
Net Assets		$ 14,955,794,964

Statement of Assets and Liabilities - continued

December 31, 2011

Initial Class: Net Asset Value, offering price and redemption price per share ($6,113,440,311 ÷ 265,543,403 shares)	$ 23.02

Service Class: Net Asset Value, offering price and redemption price per share ($1,277,100,797 ÷ 55,649,086 shares)	$ 22.95

Service Class 2: Net Asset Value, offering price and redemption price per share ($6,980,191,432 ÷ 308,292,381 shares)	$ 22.64

Service Class 2R: Net Asset Value, offering price and redemption price per share ($8,041,668 ÷ 355,823 shares)	$ 22.60

Investor Class: Net Asset Value, offering price and redemption price per share ($577,020,756 ÷ 25,149,475 shares)	$ 22.94

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

	Year ended December 31, 2011

Investment Income
Dividends		$ 265,248,429
Interest		6,946
Income from Fidelity Central Funds		3,249,720
Total income		268,505,095

Expenses
Management fee	$ 90,471,687
Transfer agent fees	12,205,669
Distribution and service plan fees	20,028,048
Accounting and security lending fees	1,565,865
Custodian fees and expenses	509,075
Independent trustees' compensation	93,364
Appreciation in deferred trustee compensation account	10
Audit	118,198
Legal	68,724
Interest	121
Miscellaneous	184,322
Total expenses before reductions	125,245,083
Expense reductions	(2,625,361)	122,619,722
Net investment income (loss)		145,885,373
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	917,425,594
Foreign currency transactions	(860,699)
Futures contracts	7,209,878
Total net realized gain (loss)		923,774,773
Change in net unrealized appreciation (depreciation) on: Investment securities	(1,479,796,606)
Assets and liabilities in foreign currencies	(41,702)
Futures contracts	(1,621,704)
Total change in net unrealized appreciation (depreciation)		(1,481,460,012)
Net gain (loss)		(557,685,239)
Net increase (decrease) in net assets resulting from operations		$ (411,799,866)

Statement of Changes in Net Assets

	Year ended December 31, 2011	Year ended December 31, 2010
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 145,885,373	$ 156,808,770
Net realized gain (loss)	923,774,773	1,213,062,242
Change in net unrealized appreciation (depreciation)	(1,481,460,012)	1,272,193,349
Net increase (decrease) in net assets resulting from operations	(411,799,866)	2,642,064,361
Distributions to shareholders from net investment income	(141,940,543)	(173,609,742)
Distributions to shareholders from net realized gain	-	(7,015,810)
Total distributions	(141,940,543)	(180,625,552)
Share transactions - net increase (decrease)	(1,239,479,004)	(2,950,980,349)
Redemption fees	8,960	1,677
Total increase (decrease) in net assets	(1,793,210,453)	(489,539,863)

Net Assets
Beginning of period	16,749,005,417	17,238,545,280
End of period (including distributions in excess of net investment income of $2,498,208 and $10,971,317, respectively)	$ 14,955,794,964	$ 16,749,005,417

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Initial Class

Years ended December 31,	2011	2010	2009	2008	2007
Selected Per-Share Data
Net asset value, beginning of period	$ 23.88	$ 20.62	$ 15.39	$ 27.90	$ 31.47
Income from Investment Operations
Net investment income (loss) C	.25	.23	.23	.24	.34
Net realized and unrealized gain (loss)	(.86)	3.31	5.26	(11.87)	5.17
Total from investment operations	(.61)	3.54	5.49	(11.63)	5.51
Distributions from net investment income	(.25)	(.27)	(.25)	(.23)	(.33)
Distributions from net realized gain	-	(.01)	(.01)	(.65)	(8.75)
Total distributions	(.25)	(.28)	(.26)H	(.88)	(9.08)
Redemption fees added to paid in capital C,G	-	-	-	-	-
Net asset value, end of period	$ 23.02	$ 23.88	$ 20.62	$ 15.39	$ 27.90
Total Return A,B	(2.53)%	17.22%	35.71%	(42.51)%	17.59%
Ratios to Average Net Assets D,F
Expenses before reductions	.65%	.65%	.67%	.66%	.65%
Expenses net of fee waivers, if any	.64%	.65%	.67%	.66%	.65%
Expenses net of all reductions	.63%	.63%	.65%	.65%	.64%
Net investment income (loss)	1.03%	1.06%	1.33%	1.07%	1.00%
Supplemental Data
Net assets, end of period (000 omitted)	$ 6,113,440	$ 7,160,125	$ 7,405,228	$ 6,240,871	$ 12,371,009
Portfolio turnover rate E	135%	117%	145%	172%	134%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

H Total distributions of $.26 per share is comprised of distributions from net investment income of $.250 and distributions from net realized gain of $.005 per share.

Financial Highlights - Service Class

Years ended December 31,	2011	2010	2009	2008	2007
Selected Per-Share Data
Net asset value, beginning of period	$ 23.81	$ 20.55	$ 15.33	$ 27.80	$ 31.38
Income from Investment Operations
Net investment income (loss) C	.22	.20	.21	.21	.30
Net realized and unrealized gain (loss)	(.85)	3.31	5.25	(11.83)	5.16
Total from investment operations	(.63)	3.51	5.46	(11.62)	5.46
Distributions from net investment income	(.23)	(.24)	(.23)	(.20)	(.29)
Distributions from net realized gain	-	(.01)	(.01)	(.65)	(8.75)
Total distributions	(.23)	(.25)	(.24)H	(.85)	(9.04)
Redemption fees added to paid in capital C,G	-	-	-	-	-
Net asset value, end of period	$ 22.95	$ 23.81	$ 20.55	$ 15.33	$ 27.80
Total Return A,B	(2.64)%	17.11%	35.66%	(42.61)%	17.51%
Ratios to Average Net Assets D,F
Expenses before reductions	.75%	.75%	.77%	.76%	.75%
Expenses net of fee waivers, if any	.74%	.75%	.77%	.76%	.75%
Expenses net of all reductions	.73%	.73%	.75%	.75%	.74%
Net investment income (loss)	.93%	.96%	1.23%	.97%	.90%
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,277,101	$ 1,379,305	$ 1,784,820	$ 1,497,734	$ 3,008,644
Portfolio turnover rate E	135%	117%	145%	172%	134%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

H Total distributions of $.24 per share is comprised of distributions from net investment income of $.232 and distributions from net realized gain of $.005 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Service Class 2

Years ended December 31,	2011	2010	2009	2008	2007
Selected Per-Share Data
Net asset value, beginning of period	$ 23.49	$ 20.29	$ 15.14	$ 27.46	$ 31.11
Income from Investment Operations
Net investment income (loss) C	.18	.17	.18	.18	.25
Net realized and unrealized gain (loss)	(.84)	3.26	5.18	(11.67)	5.11
Total from investment operations	(.66)	3.43	5.36	(11.49)	5.36
Distributions from net investment income	(.19)	(.22)	(.21)	(.18)	(.26)
Distributions from net realized gain	-	(.01)	(.01)	(.65)	(8.75)
Total distributions	(.19)	(.23)	(.21)H	(.83)	(9.01)
Redemption fees added to paid in capital C,G	-	-	-	-	-
Net asset value, end of period	$ 22.64	$ 23.49	$ 20.29	$ 15.14	$ 27.46
Total Return A,B	(2.78)%	16.93%	35.47%	(42.69)%	17.30%
Ratios to Average Net Assets D,F
Expenses before reductions	.90%	.90%	.92%	.91%	.90%
Expenses net of fee waivers, if any	.89%	.90%	.92%	.91%	.90%
Expenses net of all reductions	.88%	.88%	.90%	.90%	.89%
Net investment income (loss)	.78%	.81%	1.08%	.82%	.75%
Supplemental Data
Net assets, end of period (000 omitted)	$ 6,980,191	$ 7,627,793	$ 7,577,737	$ 6,187,985	$ 9,339,663
Portfolio turnover rate E	135%	117%	145%	172%	134%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

H Total distributions of $.21 per share is comprised of distributions from net investment income of $.205 and distributions from net realized gain of $.005 per share.

Financial Highlights - Service Class 2R

Years ended December 31,	2011	2010	2009	2008	2007
Selected Per-Share Data
Net asset value, beginning of period	$ 23.44	$ 20.24	$ 15.10	$ 27.35	$ 31.02
Income from Investment Operations
Net investment income (loss) C	.18	.17	.18	.18	.25
Net realized and unrealized gain (loss)	(.84)	3.25	5.17	(11.62)	5.09
Total from investment operations	(.66)	3.42	5.35	(11.44)	5.34
Distributions from net investment income	(.18)	(.21)	(.20)	(.16)	(.26)
Distributions from net realized gain	-	(.01)	(.01)	(.65)	(8.75)
Total distributions	(.18)	(.22)	(.21) H	(.81)	(9.01)
Redemption fees added to paid in capital C,G	-	-	-	-	-
Net asset value, end of period	$ 22.60	$ 23.44	$ 20.24	$ 15.10	$ 27.35
Total Return A,B	(2.79)%	16.94%	35.46%	(42.69)%	17.30%
Ratios to Average Net Assets D,F
Expenses before reductions	.90%	.90%	.92%	.91%	.90%
Expenses net of fee waivers, if any	.89%	.90%	.92%	.91%	.90%
Expenses net of all reductions	.88%	.88%	.90%	.90%	.89%
Net investment income (loss)	.78%	.81%	1.08%	.82%	.75%
Supplemental Data
Net assets, end of period (000 omitted)	$ 8,042	$ 10,942	$ 13,285	$ 13,585	$ 35,606
Portfolio turnover rate E	135%	117%	145%	172%	134%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

H Total distributions of $.21 per share is comprised of distributions from net investment income of $.200 and distributions from net realized gain of $.005 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Investor Class

Years ended December 31,	2011	2010	2009	2008	2007
Selected Per-Share Data
Net asset value, beginning of period	$ 23.80	$ 20.56	$ 15.34	$ 27.82	$ 31.41
Income from Investment Operations
Net investment income (loss) C	.23	.21	.21	.21	.30
Net realized and unrealized gain (loss)	(.86)	3.30	5.25	(11.83)	5.16
Total from investment operations	(.63)	3.51	5.46	(11.62)	5.46
Distributions from net investment income	(.23)	(.26)	(.24)	(.21)	(.30)
Distributions from net realized gain	-	(.01)	(.01)	(.65)	(8.75)
Total distributions	(.23)	(.27)	(.24) H	(.86)	(9.05)
Redemption fees added to paid in capital C,G	-	-	-	-	-
Net asset value, end of period	$ 22.94	$ 23.80	$ 20.56	$ 15.34	$ 27.82
Total Return A,B	(2.62)%	17.10%	35.66%	(42.60)%	17.47%
Ratios to Average Net Assets D,F
Expenses before reductions	.73%	.74%	.77%	.75%	.76%
Expenses net of fee waivers, if any	.73%	.73%	.77%	.75%	.76%
Expenses net of all reductions	.71%	.72%	.75%	.74%	.75%
Net investment income (loss)	.94%	.98%	1.23%	.98%	.89%
Supplemental Data
Net assets, end of period (000 omitted)	$ 577,021	$ 570,841	$ 457,476	$ 324,919	$ 532,268
Portfolio turnover rate E	135%	117%	145%	172%	134%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

H Total distributions of $.24 per share is comprised of distributions from net investment income of $.235 and distributions from net realized gain of $.005 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended December 31, 2011

1. Organization.

VIP Contrafund Portfolio (the Fund) is a fund of Variable Insurance Products Fund II (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. Shares of the Fund may only be purchased by insurance companies for the purpose of funding variable annuity or variable life insurance contracts. The Fund offers the following classes of shares: Initial Class shares, Service Class shares, Service Class 2 shares, Service Class 2R shares, and Investor Class shares. All classes have equal rights and voting privileges, except for matters affecting a single class. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but do not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC web site or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Security Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Fund uses independent pricing services approved by the Board of Trustees to value its investments. When current market prices or quotations are not readily available or reliable, valuations may be determined in good faith in accordance with procedures adopted by the Board of Trustees. Factors used in determining value may include market or security specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The value used for net asset value (NAV) calculation under these procedures may differ from published prices for the same securities.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of December 31, 2011, as well as a roll forward of Level 3 securities, is included at the end of the Fund's Schedule of Investments. Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when significant market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-traded funds (ETFs) and certain indexes as well as quoted prices for similar securities are used and are categorized as Level 2 in the hierarchy in these circumstances. Utilizing these techniques may result in transfers between Level 1 and Level 2. For restricted equity securities and private placements where observable inputs are limited, assumptions about market activity and risk are used and are categorized as Level 3 in the hierarchy.

Annual Report

3. Significant Accounting Policies - continued

Security Valuation - continued

Debt securities, including restricted securities, are valued based on evaluated prices received from independent pricing services or from dealers who make markets in such securities. For U.S. government and government agency obligations, pricing services utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type as well as dealer supplied prices and are generally categorized as Level 2 in the hierarchy. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing matrices which consider similar factors that would be used by independent pricing services. These are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day and are categorized as Level 1 in the hierarchy.

New Accounting Pronouncements. In May 2011, the Financial Accounting Standards Board issued Accounting Standard Update No. 2011-04, Fair Value Measurement (Topic 820) - Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs. The update is effective during interim and annual periods beginning after December 15, 2011 and will result in additional disclosure for transfers between levels as well as expanded disclosure for securities categorized as Level 3 under the fair value hierarchy.

In December 2011, the Financial Accounting Standards Board issued Accounting Standard Update No. 2011-11, Disclosures about Offsetting Assets and Liabilities. The update creates new disclosure requirements requiring entities to disclose both gross and net information for derivatives and other financial instruments that are either offset in the Statement of Assets and Liabilities or subject to an enforceable master netting arrangement or similar agreement. The disclosure requirements are effective for annual reporting periods beginning on or after January 1, 2013. Management is currently evaluating the impact of the update's adoption on the Fund's financial statement disclosures.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan), independent Trustees may elect to defer receipt of a portion of their annual compensation. Deferred amounts are invested in a cross-section of Fidelity funds, are marked-to-market and remain in the Fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees are included in the accompanying Statement of Assets and Liabilities.

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company, including distributing substantially all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code. As a result, no provision for income taxes is required. As of December 31, 2011, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. A fund's tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to futures transactions, foreign currency transactions, passive foreign investment companies (PFIC), partnerships, deferred trustees compensation, capital loss carryforwards, and losses deferred due to wash sales and excise tax regulations.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 1,957,457,991
Gross unrealized depreciation	(912,037,789)
Net unrealized appreciation (depreciation) on securities and other investments	$ 1,045,420,202

Tax Cost	$ 14,091,632,836

The tax-based components of distributable earnings as of period end were as follows:

Capital loss carryforward	$ (3,189,184,565)
Net unrealized appreciation (depreciation)	$ 1,045,424,246

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. Under the Regulated Investment Company Modernization Act of 2010 (the Act), the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period and such capital losses are required to be used prior to any losses that expire. Capital loss carryforwards were as follows:

Fiscal year of expiration
2016	$ (854,185,637)
2017	(2,334,998,928)
Total with expiration	$ (3,189,184,565)

The tax character of distributions paid was as follows:

	December 31, 2011	December 31, 2010
Ordinary Income	$ 141,940,543	$ 180,625,552

Trading (Redemption) Fees. Service Class 2 R shares, held by investors less than 60 days are subject to a redemption fee equal to 1% of the net asset value of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital.

4. Operating Policies.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

Annual Report

5. Derivative Instruments.

Risk Exposures and the Use of Derivative Instruments. The Fund used derivative instruments (derivatives), including futures contracts in order to meet its investment objectives. The strategy is to use derivatives to increase returns and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

The Fund's use of derivatives increased or decreased its exposure to the following risk:

Equity Risk

Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

The Fund is also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that the Fund will be unable to sell the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to the Fund. The Fund's maximum risk of loss from counterparty credit risk is generally the aggregate unrealized appreciation and unpaid counterparty payments in excess of any collateral pledged by the counterparty to the Fund. Counterparty risk related to exchange-traded futures contracts is minimal because of the protection provided by the exchange on which they trade. Derivatives involve, to varying degrees, risk of loss in excess of the amounts recognized in the Statement of Assets and Liabilities.

Futures Contracts. A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a fixed price at a specified future date. The Fund used futures contracts to manage its exposure to the stock market.

Upon entering into a futures contract, a fund is required to deposit either cash or securities (initial margin) with a clearing broker in an amount equal to a certain percentage of the face value of the contract. Futures contracts are marked-to-market daily and subsequent payments (variation margin) are made or received by a fund depending on the daily fluctuations in the value of the futures contracts and are recorded as unrealized appreciation or (depreciation). This receivable and/or payable is included in daily variation margin on futures contracts in the Statement of Assets and Liabilities. Realized gain or (loss) is recorded upon the expiration or closing of a futures contract.

The underlying face amount at value of open futures contracts at period end is shown in the Schedule of Investments under the caption "Futures Contracts." This amount reflects each contract's exposure to the underlying instrument at period end and is representative of activity for the period. Securities deposited to meet initial margin requirements are identified in the Schedule of Investments.

Certain risks arise upon entering into futures contracts, including the risk that an illiquid market limits the ability to close out a futures contract prior to settlement date.

During the period the Fund recognized net realized gain (loss) of $7,209,878 and a change in net unrealized appreciation (depreciation) of $(1,621,704) related to its investment in futures contracts. These amounts are included in the Statement of Operations.

6. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $21,646,015,616 and $22,882,964,536, respectively.

7. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and an annualized group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .56% of the Fund's average net assets.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate 12b-1 Plans for each Service Class of shares. Each Service Class pays Fidelity Distributors Corporation (FDC), an affiliate of FMR, a service fee. For the period, the service fee is based on an annual rate of .10% of Service Class' average net assets and .25% of Service Class 2's and Service Class 2R's average net assets.

For the period, total fees, all of which were re-allowed to insurance companies for the distribution of shares and providing shareholder support services were as follows:

Service Class	$ 1,345,593
Service Class 2	18,658,060
Service Class 2R	24,395
$ 20,028,048

Annual Report

Notes to Financial Statements - continued

7. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the Fund's transfer, dividend disbursing, and shareholder servicing agent. FIIOC receives an asset-based fee with respect to each class. Each class (with the exception of Investor Class) pays a transfer agent fee, excluding out of pocket expenses, equal to an annual rate of .07% of average net assets. Investor Class pays a monthly asset-based transfer agent fee of .15% of average net assets. In addition, FIIOC receives an asset-based fee of .0045% of average net assets for typesetting, printing and mailing of shareholder reports, except proxy statements. FIIOC voluntarily agreed to waive this fee for the period August 1, 2011 through December 31, 2011 (see Expense Reductions note). For the period, transfer agent fees for each class, including printing and out of pocket expenses, were as follows:

Initial Class	$ 4,913,008
Service Class	972,476
Service Class 2	5,374,193
Service Class 2R	6,995
Investor Class	938,997
$ 12,205,669

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $904,052 for the period.

8. Committed Line of Credit.

The Fund participates with other funds managed by FMR or an affiliate in a $4.0 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $51,228 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, there were no borrowings on this line of credit.

9. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. The value of securities loaned to FCM at period end was $355,696. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $2,779,542, including $11,125 from securities loaned to FCM.

10. Bank Borrowings.

The Fund is permitted to have bank borrowings for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity requirements. The Fund has established borrowing arrangements with certain banks. The interest rate on the borrowings is the bank's base rate, as revised from time to time. The average loan balance during the period for which loans were outstanding amounted to $7,662,000. The weighted average interest rate was .57%. The interest expense amounted to $121 under the bank borrowing program. At period end, there were no bank borrowings outstanding.

Annual Report

11. Expense Reductions.

FMR or its affiliates agreed to waive certain fees during the period as noted in the table below.

Initial Class	$ 116,768
Service Class	23,081
Service Class 2	127,953
Service Class 2R	167
Investor Class	10,255
$ 278,224

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $2,345,429 for the period.

In addition, through arrangements with the Fund's custodian, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's expenses by $1,708.

12. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended December 31,	2011	2010
From net investment income
Initial Class	$ 65,616,073	$ 82,141,064
Service Class	12,220,263	14,096,830
Service Class 2	58,305,804	71,159,779
Service Class 2R	65,304	100,197
Investor Class	5,733,099	6,111,872
Total	$ 141,940,543	$ 173,609,742
From net realized gain
Initial Class	$ -	$ 2,975,123
Service Class	-	575,173
Service Class 2	-	3,224,769
Service Class 2R	-	4,617
Investor Class	-	236,128
Total	$ -	$ 7,015,810

13. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended December 31,	2011	2010	2011	2010
Initial Class
Shares sold	8,887,647	11,081,201	$ 215,181,582	$ 237,555,506
Reinvestment of distributions	2,941,106	3,639,831	65,616,073	85,116,187
Shares redeemed	(46,079,138)	(74,008,339)	(1,098,879,687)	(1,628,773,596)
Net increase (decrease)	(34,250,385)	(59,287,307)	$ (818,082,032)	$ (1,306,101,903)
Service Class
Shares sold	5,960,533	4,235,533	$ 142,199,635	$ 89,409,017
Reinvestment of distributions	549,472	631,651	12,220,263	14,672,003
Shares redeemed	(8,798,344)	(33,788,989)	(211,519,636)	(763,918,858)
Net increase (decrease)	(2,288,339)	(28,921,805)	$ (57,099,738)	$ (659,837,838)
Service Class 2
Shares sold	28,618,316	29,628,488	$ 674,963,970	$ 621,610,993
Reinvestment of distributions	2,657,512	3,238,949	58,305,804	74,384,548
Shares redeemed	(47,724,451)	(81,615,457)	(1,123,942,590)	(1,716,672,110)
Net increase (decrease)	(16,448,623)	(48,748,020)	$ (390,672,816)	$ (1,020,676,569)

Annual Report

Notes to Financial Statements - continued

13. Share Transactions - continued

	Shares		Dollars
Years ended December 31,	2011	2010	2011	2010
Service Class 2R
Shares sold	57,708	104,398	$ 1,412,478	$ 2,198,967
Reinvestment of distributions	2,982	4,580	65,304	104,814
Shares redeemed	(171,761)	(298,461)	(4,029,960)	(6,070,211)
Net increase (decrease)	(111,071)	(189,483)	$ (2,552,178)	$ (3,766,430)
Investor Class
Shares sold	3,165,850	3,515,764	$ 76,274,096	$ 76,017,353
Reinvestment of distributions	257,783	272,002	5,733,099	6,348,000
Shares redeemed	(2,256,234)	(2,058,150)	(53,079,435)	(42,962,962)
Net increase (decrease)	1,167,399	1,729,616	$ 28,927,760	$ 39,402,391

14. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, two otherwise unaffiliated shareholders were the owners of record of 30% of the total outstanding shares of the Fund.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Variable Insurance Products Fund II and Shareholders of VIP Contrafund Portfolio:

We have audited the accompanying statement of assets and liabilities of VIP Contrafund Portfolio (the Fund), a fund of Variable Insurance Products Fund II, including the schedule of investments, as of December 31, 2011, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2011, by correspondence with the custodians and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of VIP Contrafund Portfolio as of December 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

February 10, 2012

Annual Report

Trustees and Officers

The Trustees, Members of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Except for James C. Curvey, each of the Trustees oversees 226 funds advised by FMR or an affiliate. Mr. Curvey oversees 429 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Members hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Fund's Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. James C. Curvey is an interested person (as defined in the 1940 Act) and currently serves as Acting Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's equity and high income funds and another Board oversees Fidelity's investment-grade bond, money market, and asset allocation funds. The asset allocation funds may invest in Fidelity funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. In addition, the Independent Trustees have worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board. For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity funds' valuation-related activities, reporting and risk management. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of FMR's risk management program for the Fidelity funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Fund's Trustees."

Annual Report

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupations and Other Relevant Experience+
James C. Curvey (76)

Year of Election or Appointment: 2007

Mr. Curvey is Trustee and Acting Chairman of the Board of Trustees of certain Trusts. Mr. Curvey also serves as Trustee (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of Fidelity Investments Money Management, Inc. (2009-present), Director of Fidelity Research & Analysis Co. (2009-present) and Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2007-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University. Previously, Mr. Curvey was the Vice Chairman (2006-2007) and Director (2000-2007) of FMR Corp.

Ronald P. O'Hanley (54)

Year of Election or Appointment: 2011

Mr. O'Hanley is Director of FMR Co., Inc. (2010-present), Director of Fidelity Investments Money Management, Inc. (2010-present), Director of Fidelity Research & Analysis Company (2010-present), President of Fidelity Asset Management and Corporate Services and a member of Fidelity's Executive Committee (2010-present). Previously, Mr. O'Hanley served as President and Chief Executive Officer of BNY Mellon Asset Management (2007-2010). Mr. O'Hanley also served as Vice Chairman of Bank New York Mellon Corp. and a member of that firm's Executive Committee. Prior to the 2007 merger of The Bank of New York and Mellon Financial Corporation, he was Vice Chairman of Mellon Financial Corporation and President and Chief Executive Officer of Mellon Asset Management. He joined Mellon in February 1997. Mr. O'Hanley currently serves as Chairman of the Boston Public Library Foundation Board of Directors and sits on the Board of Directors of Beth Israel Deaconess Medical Center, the Board of Trustees of the Marine Biological Laboratory and the Advisory Board of the Maxwell School of Citizenship and Public Administration at Syracuse University. Mr. O'Hanley also chairs the Council on Asset Management for the Financial Services Roundtable and is a member of the Board of Directors of Institutional Investor's U.S. Institute.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupations and Other Relevant Experience+
Dennis J. Dirks (63)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Mr. Dirks is a member of the Independent Directors Council (IDC) Governing Council (2010-present) and Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (58)

Year of Election or Appointment: 2008

Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (private equity). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of Dave & Buster's, Inc. (restaurant and entertainment complexes, 2010-present), The Hillman Companies, Inc. (hardware wholesalers, 2010-present), and Bristol-Myers Squibb Company (global pharmaceuticals, 2007-present). Mr. Lacy is a member of the Board of Trustees of The National Parks Conservation Association (2006-present). Previously, Mr. Lacy served as Chairman of the Board of Trustees of the National Parks Conservation Association (2008-2011) and as a member of the Board of Directors for the Western Union Company (global money transfer, 2006-2011).

Ned C. Lautenbach (67)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is also a member of the Board of Directors of the Philharmonic Center for the Arts in Naples, Florida (1999-present); a member of the Board of Trustees of Fairfield University (2005-present); and a member of the Council on Foreign Relations (1994-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (67)

Year of Election or Appointment: 2008

Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present) and of Arcadia Resources Inc. (health care services and products, 2007-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007).

Robert W. Selander (61)

Year of Election or Appointment: 2011

Previously, Mr. Selander served as a Member of the Advisory Board of Fidelity's Equity and High Income Funds (2011), Executive Vice Chairman (2010), Chief Executive Officer (2009-2010), and President and Chief Executive Officer (1997-2009) of Mastercard, Inc.

Cornelia M. Small (67)

Year of Election or Appointment: 2005

Ms. Small is a member of the Board of Directors of the Teagle Foundation (2009-present). Ms. Small is also a member of the Investment Committee, and Chair (2008-present) and a member of the Board of Trustees of Smith College. In addition, Ms. Small serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson of the Investment Committee (2002-2008) of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (72)

Year of Election or Appointment: 2001

Mr. Stavropoulos is Vice Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of Univar (global distributor of commodity and specialty chemicals, 2010-present), a Director of Teradata Corporation (data warehousing and technology solutions, 2008-present), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate), Tyco International, Inc. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital (private equity investment, 2005-present). Mr. Stavropoulos is a special advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science.

David M. Thomas (62)

Year of Election or Appointment: 2008

Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). In addition, Mr. Thomas serves as a member of the Board of Directors of Fortune Brands, Inc. (consumer products), and Interpublic Group of Companies, Inc. (marketing communication, 2004-present).

Michael E. Wiley (61)

Year of Election or Appointment: 2008

Mr. Wiley also serves as a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-present). Mr. Wiley serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-present), and a Director of Bill Barrett Corporation (exploration and production, 2005-present). In addition, Mr. Wiley also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-2010), as a Senior Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production, 2001-2005).

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Advisory Board Members and Executive Officers:

Correspondence intended for each executive officer, Edward C. Johnson 3d, and Peter S. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (81)

Year of Election or Appointment: 2011

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR LLC, and also serves as Chairman and Director of FIL Limited. Previously, Mr. Johnson served as a Trustee and Chairman of the Board of certain Fidelity Trusts, Chairman and a Director of FMR, Chairman and a Director of FMR Co., Inc., and President of FMR LLC (2006-2007).

Peter S. Lynch (67)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Lynch is Vice Chairman and a Director of FMR and FMR Co., Inc. In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Kenneth B. Robins (42)

Year of Election or Appointment: 2008

President and Treasurer of Fidelity's Equity and High Income Funds. Mr. Robins also serves as President and Treasurer (2010-present) and Assistant Treasurer (2009-present) of other Fidelity funds and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Deputy Treasurer of the Fidelity funds (2005-2008) and Treasurer and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2006-2008).

Bruce T. Herring (46)

Year of Election or Appointment: 2006

Vice President of certain Equity Funds. Mr. Herring also serves as President of Fidelity Research & Analysis Company (2010-present), Chief Investment Officer and Director of Fidelity Management & Research (U.K.) Inc. (2010-present) and Group Chief Investment Officer of FMR. Previously, Mr. Herring served as Vice President (2005-2006) and Senior Vice President (2006-2007) of Fidelity Management & Research Company, Vice President of FMR Co., Inc. (2001-2007) and as a portfolio manager for Fidelity U.S. Equity Funds.

Brian B. Hogan (47)

Year of Election or Appointment: 2009

Vice President of Equity and High Income Funds. Mr. Hogan also serves as President of FMR's Equity Division (2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Scott C. Goebel (43)

Year of Election or Appointment: 2008

Secretary and Chief Legal Officer (CLO) of the Fidelity funds. Mr. Goebel also serves as Secretary of Fidelity Investments Money Management, Inc. (FIMM) (2010-present) and Fidelity Research and Analysis Company (FRAC) (2010-present); Secretary and CLO of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-present); General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); employed by FMR LLC or an affiliate (2001-present); Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present), and Fidelity Management & Research (U.K.) Inc. (2008-present). Previously, Mr. Goebel served as Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and the Funds (2007-2008) and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

William C. Coffey (42)

Year of Election or Appointment: 2009

Assistant Secretary of Fidelity's Equity and High Income Funds. Mr. Coffey also serves as Senior Vice President and Deputy General Counsel of FMR LLC (2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Holly C. Laurent (57)

Year of Election or Appointment: 2008

Anti-Money Laundering (AML) Officer of the Fidelity funds. Ms. Laurent also serves as AML Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-present) and is an employee of Fidelity Investments. Previously, Ms. Laurent was Senior Vice President and Head of Legal for Fidelity Business Services India Pvt. Ltd. (2006-2008), and Senior Vice President, Deputy General Counsel and Group Head for FMR LLC (2005-2006).

Christine Reynolds (53)

Year of Election or Appointment: 2008

Chief Financial Officer of the Fidelity funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. Ms. Reynolds served as Chief Operating Officer of FPCMS (2007-2008). Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007).

Kenneth A. Rathgeber (64)

Year of Election or Appointment: 2004

Chief Compliance Officer of Fidelity's Equity and High Income Funds. Mr. Rathgeber is Chief Compliance Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present), Fidelity Management & Research (Japan) Inc. (2008-present), FMR (2005-present), FMR Co., Inc. (2005-present), Fidelity Management & Research (U.K.) Inc. (2005-present), Fidelity Research & Analysis Company (2005-present), Fidelity Investments Money Management, Inc. (2005-present), Pyramis Global Advisors, LLC (2005-present), and Strategic Advisers, Inc. (2005-present).

Jeffrey S. Christian (50)

Year of Election or Appointment: 2009

Deputy Treasurer of the Fidelity funds. Mr. Christian is an employee of Fidelity Investments. Previously, Mr. Christian served as Chief Financial Officer (2008-2009) of certain Fidelity funds and Senior Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (2004-2009).

Joseph F. Zambello (54)

Year of Election or Appointment: 2011

Deputy Treasurer of the Fidelity funds. Mr. Zambello is an employee of Fidelity Investments. Previously, Mr. Zambello served as Vice President of FMR's Program Management Group (2009-2011) and Vice President of the Transfer Agent Oversight Group (2005-2009).

Adrien E. Deberghes (44)

Year of Election or Appointment: 2008

Deputy Treasurer of Fidelity's Equity and High Income Funds. Mr. Deberghes also serves as Vice President and Assistant Treasurer of Fidelity Rutland Square Trust II and Fidelity Commonwealth Trust II (2011-present), Assistant Treasurer of other Fidelity funds (2010-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (42)

Year of Election or Appointment: 2010

Assistant Treasurer of Fidelity's Equity and High Income Funds. Ms. Dorsey also serves as Deputy Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments (2008-present). Previously, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

John R. Hebble (53)

Year of Election or Appointment: 2009

Assistant Treasurer of Fidelity's Equity and High Income Funds. Mr. Hebble also serves as President (2011-present), Treasurer, and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-present), President and Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments.

Gary W. Ryan (53)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Ryan is an employee of Fidelity Investments. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

Jonathan Davis (43)

Year of Election or Appointment: 2010

Assistant Treasurer of the Fidelity funds. Mr. Davis is also Assistant Treasurer of Fidelity Rutland Square Trust II and Fidelity Commonwealth Trust II. Mr. Davis is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (2003-2010).

Annual Report

Distributions (Unaudited)

Initial Class, Service Class, Service Class 2, and Investor Class designate 100% of the dividends distributed during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

VIP Contrafund Portfolio

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and considers at each of its meetings factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees, each composed of Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to the Fidelity funds.

At its July 2011 meeting, the Board of Trustees, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; (iv) the extent to which economies of scale would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts is in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts is fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Nature, Extent, and Quality of Services Provided. The Board considered the staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the backgrounds of the fund's investment personnel and the fund's investment objective and discipline. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund.

Resources Dedicated to Investment Management and Support Services. The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of the Investment Advisers' investment staff, including its size, education, experience, and resources, as well as the Investment Advisers' approach to recruiting, training, managing, and compensating investment personnel. The Board also noted that FMR has devoted increased resources to non-U.S. offices. The Board noted that Fidelity's analysts have extensive resources, tools and capabilities which allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and enhancers. The Board also believes that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools which permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in their deliberations, the Board considered the Investment Advisers' trading capabilities and resources which are an integral part of the investment management process.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the investment adviser's supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers, with 35 new branches opening since 2010.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees - continued

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including (i) continuing to dedicate additional resources to investment research and support of the senior management team that oversees asset management; (ii) rationalizing product lines through the mergers of six funds into other funds; (iii) continuing to migrate the Freedom Funds to dedicated lower cost underlying funds; (iv) obtaining shareholder approval to broaden the investment strategies for Fidelity Consumer Finance Portfolio, Fidelity Emerging Asia Fund, and Fidelity Environment and Alternative Energy Portfolio; (v) contractually agreeing to reduce the management fees and impose other expense limitations on Spartan 500 Index Fund and U.S. Bond Index Fund in connection with launching new institutional classes of these funds; (vi) changing the name, primary and supplemental benchmarks, and investment policies of Fidelity Global Strategies Fund to support the fund's flexible investment mandate and global orientation; and (vii) reducing the transfer agency account fee rates on certain accounts.

Investment Performance. The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund's absolute investment performance for each class, as well as the fund's relative investment performance for each class measured over multiple periods against (i) a broad-based securities market index, and (ii) a custom peer group of mutual funds deemed appropriate by Fidelity and reviewed by the Board. The following charts considered by the Board show, over the one-, three-, and five-year periods ended December 31, 2010, the cumulative total returns of Initial Class and Service Class 2 of the fund, the cumulative total returns of a broad-based securities market index ("benchmark"), and a range of cumulative total returns of a custom peer group of mutual funds defined by FMR based on categories assigned by Morningstar, Inc. The returns of Initial Class and Service Class 2 show the performance of the highest and lowest performing classes, respectively (based on five-year performance). The box within each chart shows the 25th percentile return (bottom of box) and the 75th percentile return (top of box) of the peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten numbers noted below each chart correspond to the percentile box and represent the percentage of funds in the peer group whose performance was equal to or lower than that of the class indicated. The fund's custom peer group, defined by FMR, is a peer group that FMR believes provides a more meaningful performance comparison than the peer group assigned by Morningstar, Inc., which assigns mutual funds to categories based on their investment styles as measured by their underlying portfolio holdings.

VIP Contrafund Portfolio

The Board reviewed the fund's relative investment performance against its peer group and noted that the performance of Initial Class of the fund was in the second quartile for the one- and five-year periods and the third quartile for the three-year period. The Board also noted that the investment performance of Initial Class of the fund compared favorably to its benchmark for the one- and five-year periods, although the fund's three-year cumulative total return was lower than its benchmark. The Board considered that the variations in performance among the fund's classes reflect the variations in class expenses, which result in lower performance for higher expense classes. The Board also reviewed the fund's performance since inception as well as performance in the current year.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should benefit the fund's shareholders.

Annual Report

Competitiveness of Management Fee and Total Expense Ratio. The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

Management Fee. The Board considered two proprietary management fee comparisons for the 12-month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing relative to the total universe of comparable funds available to investors in terms of gross management fees before expense reimbursements or caps. "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 10% means that 90% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked, is also included in the chart and considered by the Board.

VIP Contrafund Portfolio

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2010.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio. In its review of each class's total expense ratio, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses. As part of its review, the Board also considered the current and historical total expense ratios of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expense ratio of each class ranked below its competitive median for 2010. The Board considered that various factors, including 12b-1 fees, positive or negative performance adjustments, and relatively higher other expenses in the case of small fund size, can affect total expense ratios. The Board also noted that Investor Class has higher transfer agent fees than traditional variable annuity classes because it is designed for lower cost annuity products, where the majority of servicing costs are incorporated into the funds' total expense ratios rather than being paid at the annuity level.

Fees Charged to Other Fidelity Clients. The Board also considered Fidelity fee structures and other information with respect to clients of FMR and its affiliates, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients. In March 2010, the Board created an ad hoc joint committee with the board of other Fidelity funds (the Committee) to review and compare Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees - continued

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the total expense ratio of each class of the fund was reasonable in light of the services that the fund and its shareholders receive and the other factors considered, including the findings of the Committee.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive in the circumstances.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions. The Board also noted that in 2009, it and the board of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether FMR attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total fund assets under FMR's management increase, and for higher group fee rates as total fund assets under FMR's management decrease. FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that any potential economies of scale are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including (i) fund performance trends, actions to be taken by FMR to improve certain funds' overall performance, and Fidelity's long-term strategies for certain funds; (ii) portfolio manager changes that have occurred during the past year and length of portfolio manager tenure for different categories of funds over time; (iii) Fidelity's compensation structure for portfolio managers and other key personnel and strategies for attracting and retaining non-investment personnel; (iv) the amount of the investment that each portfolio manager has made in the Fidelity fund(s) that he or she manages; (v) historical trends in Fidelity's realization of fall-out benefits; (vi) Fidelity's group fee structures and the rationale for the individual fee rates of certain funds; (vii) fund profitability methodology and the impact of certain factors on fund profitability results; (viii) trends regarding industry use of performance fee structures and Fidelity's compliance practices with respect to performance adjustment calculations; (ix) the fee structures in place for certain other Fidelity clients; and (x) explanations regarding the relative total expense ratios of certain funds and classes, total expense competitive trends, and actions that might be taken by FMR to reduce total expense ratios for certain funds and classes.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Investment Adviser

Fidelity Management & Research Company
Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research (U.K.) Inc.

Fidelity Management & Research (Hong Kong) Limited

Fidelity Management & Research (Japan) Inc.

General Distributor

Fidelity Distributors Corporation
Boston, MA

Transfer and Service Agents

Fidelity Investments Institutional Operations Company, Inc.
Boston, MA

Fidelity Service Company, Inc.
Boston, MA

Custodian

Brown Brothers Harriman & Co.
Boston, MA

VIPCON-ANN-0212
1.540131.114

Fidelity® Variable Insurance Products:

Contrafund Portfolio - Service Class 2R

Annual Report

December 31, 2011

Contents

Performance	(Click Here)	How the fund has done over time.
Management's Discussion of Fund Performance	(Click Here)	The Portfolio Manager's review of fund performance and strategy.
Shareholder Expense Example	(Click Here)	An example of shareholder expenses.
Investment Changes	(Click Here)	A summary of major shifts in the fund's investments over the past six months.
Investments	(Click Here)	A complete list of the fund's investments with their market values.
Financial Statements	(Click Here)	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	(Click Here)	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	(Click Here)
Trustees and Officers	(Click Here)
Distributions	(Click Here)
Board Approval of Investment Advisory Contracts and Management Fees	(Click Here)

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Fidelity Variable Insurance Products are separate account options which are purchased through a variable insurance contract.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site a http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. Performance numbers are net of all underlying fund operating expenses, but do not include any insurance charges imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total returns would have been lower. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended December 31, 2011	Past 1 year	Past 5 years	Past 10 years
VIP Contrafund Portfolio - Service Class 2RA	-2.79%	0.70%	6.03%

A The initial offering of Service Class 2R shares took place on April 24, 2002. Returns prior to April 24, 2002, are those of Service Class 2.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in VIP Contrafund Portfolio - Service Class 2R on December 31, 2001. The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period. The initial offering of Service Class 2R took place on April 24, 2002. See above for additional information regarding the performance of Service Class 2R.

Annual Report

Management's Discussion of Fund Performance

Market Recap: Extreme market volatility took center stage during the 12 months ending December 31, 2011, stealing the spotlight from signs of progress in the global economy. Early in the year, aggressive monetary stimulus by the U.S. federal government, improving credit-market conditions and solid corporate earnings buoyed most major asset classes. As the period progressed, however, fresh worries about sovereign debt in Europe, inflation in China, gridlock over raising the debt ceiling in the U.S. - along with Standard & Poor's early-August downgrade of the nation's long-term sovereign credit rating - and a dimmed outlook for global growth punctured investor confidence and ignited market instability. Domestic equities, as measured by the broad-based S&P 500® Index, gained 2.11%, easily outpacing the 13.61% decline of MSCI® ACWI® (All Country World Index) ex USA Index, a proxy for foreign stocks. Within the MSCI index, emerging markets declined the most (-18%), with investments here generally held back by a stronger U.S. dollar. The U.K. (-3%) fared better than the rest of Europe (-15%), which was the second-worst-performing index component. Bolstered by periodic flights to quality, U.S. investment-grade bonds posted a 7.84% advance, as reflected by the Barclays Capital® U.S. Aggregate Bond Index, outperforming the 4.37% gain of high-yield securities, as represented by The BofA Merrill LynchSM US High Yield Constrained Index. Hampered by financial woes in Europe, the sovereign debt of major developed markets outside the U.S. rose 4.86%, according to the Citigroup® Non-USD Group-of-Seven (G7) Equal Weighted Index, while the JPMorgan Emerging Markets Bond Index Global (EMBI Global) advanced 8.46%, despite the currency head wind.

Comments from Robert Stansky, Head of Fidelity's Stock Selector Large Cap Group, which manages VIP Contrafund Portfolio: For the year, the fund's share classes trailed the S&P 500®. (For specific portfolio results, please refer to the performance section of this report.) Security selection was weak overall, with utilities, materials, information technology and industrials detracting meaningfully. Energy also was disappointing, and market selection within the sleeves also had a negative impact. Conversely, the fund was helped by stock picking within financials - by far the worst-performing sector in the index - and industry positioning within consumer discretionary. In terms of individual stocks, not owning tech giant and index component International Business Machines was the biggest relative detractor, as the company reported strong financial results and its stock saw a solid gain. Underweighting Exxon Mobil and Chevron also hurt performance a lot. Both are high-quality companies that executed well operationally, and also acted as relative safe havens when uncertainty and market volatility picked up in the second half of the year. Within financials, an outsized stake in Citigroup hurt because its shares struggled amid increased regulatory pressure. Conversely, having only modest investments in Bank of America and Goldman Sachs Group helped, as these diversified financials stocks lost substantial ground. In tech hardware/equipment, the fund benefited from overweighting Apple, which enjoyed strong sales of its consumer products. Several of the stocks mentioned were sold from the fund by period end.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2011 to December 31, 2011).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. The estimate of expenses does not include any fees or other expenses of any variable annuity or variable life insurance product. If they were, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The estimate of expenses does not include any fees or other expenses of any variable annuity or variable life insurance product. If they were, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio	Beginning Account Value July 1, 2011	Ending Account Value December 31, 2011	Expenses Paid During Period* July 1, 2011 to December 31, 2011
Initial Class	.64%
Actual		$ 1,000.00	$ 926.60	$ 3.11
HypotheticalA		$ 1,000.00	$ 1,021.98	$ 3.26
Service Class	.74%
Actual		$ 1,000.00	$ 926.20	$ 3.59
HypotheticalA		$ 1,000.00	$ 1,021.48	$ 3.77
Service Class 2.89%
Actual		$ 1,000.00	$ 925.70	$ 4.32
HypotheticalA		$ 1,000.00	$ 1,020.72	$ 4.53
Service Class 2R	.89%
Actual		$ 1,000.00	$ 925.50	$ 4.32
HypotheticalA		$ 1,000.00	$ 1,020.72	$ 4.53
Investor Class	.73%
Actual		$ 1,000.00	$ 926.30	$ 3.54
HypotheticalA		$ 1,000.00	$ 1,021.53	$ 3.72

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Annual Report

Investment Changes (Unaudited)

Top Ten Stocks as of December 31, 2011
	% of fund's net assets	% of fund's net assets 6 months ago
Apple, Inc.	5.2	3.8
Procter & Gamble Co.	2.3	2.0
QUALCOMM, Inc.	2.2	1.7
The Coca-Cola Co.	1.9	1.7
JPMorgan Chase & Co.	1.9	0.0
Royal Dutch Shell PLC Class B sponsored ADR	1.8	1.3
Exxon Mobil Corp.	1.5	1.1
Google, Inc. Class A	1.5	1.6
British American Tobacco PLC sponsored ADR	1.5	0.9
U.S. Bancorp	1.3	1.2
	21.1
Market Sectors as of December 31, 2011
	% of fund's net assets	% of fund's net assets 6 months ago
Information Technology	19.7	18.6
Financials	13.3	14.9
Energy	11.8	12.4
Health Care	11.5	11.0
Consumer Staples	11.4	10.3
Industrials	10.8	11.1
Consumer Discretionary	9.8	10.1
Utilities	3.8	3.3
Materials	3.4	3.2
Telecommunication Services	2.8	3.2
Asset Allocation (% of fund's net assets)
As of December 31, 2011 *		As of June 30, 2011 **
	Stocks and Equity Futures 98.8%		Stocks and Equity Futures 98.8%
	Short-Term Investments and Net Other Assets 1.2%		Short-Term Investments and Net Other Assets 1.2%
* Foreign investments	16.8%	** Foreign investments	20.8%

Annual Report

Investments December 31, 2011

Showing Percentage of Net Assets

Common Stocks - 98.3%
	Shares	Value
CONSUMER DISCRETIONARY - 9.8%
Diversified Consumer Services - 0.2%
Weight Watchers International, Inc.	547,468	$ 30,116,215
Hotels, Restaurants & Leisure - 3.3%
Arcos Dorados Holdings, Inc.	1,824,100	37,448,773
Betfair Group PLC (d)	2,125,965	24,847,117
McDonald's Corp.	1,732,248	173,796,442
Starbucks Corp.	2,749,080	126,485,171
Yum! Brands, Inc.	2,178,860	128,574,529
		491,152,032
Internet & Catalog Retail - 0.0%
Groupon, Inc. Class A (a)	127,000	2,620,010
Media - 2.6%
Comcast Corp. Class A	1,842,249	43,679,724
DIRECTV (a)	3,003,690	128,437,784
Legend Pictures LLC (a)(g)(h)	6,611	4,958,250
Pandora Media, Inc.	134,416	1,345,504
The Walt Disney Co.	3,515,201	131,820,038
Time Warner, Inc.	2,213,953	80,012,261
Weinstein Co. Holdings LLC Class A-1 (a)(g)(h)	11,499	4,312,125
		394,565,686
Multiline Retail - 1.1%
Dollar General Corp. (a)	2,610,287	107,387,207
Kohl's Corp.	1,158,872	57,190,333
		164,577,540
Specialty Retail - 2.3%
Abercrombie & Fitch Co. Class A	1,475,384	72,057,755
Limited Brands, Inc.	1,429,299	57,672,215
Lowe's Companies, Inc.	3,152,994	80,022,988
Sally Beauty Holdings, Inc. (a)	469,000	9,909,970
TJX Companies, Inc.	1,808,792	116,757,524
		336,420,452
Textiles, Apparel & Luxury Goods - 0.3%
Under Armour, Inc. Class A (sub. vtg.) (a)	558,106	40,066,430
TOTAL CONSUMER DISCRETIONARY		1,459,518,365
CONSUMER STAPLES - 11.4%
Beverages - 4.7%
Anheuser-Busch InBev SA NV	876,451	53,498,869
Coca-Cola Bottling Co. CONSOLIDATED	150,671	8,821,787
Coca-Cola FEMSA SAB de CV sponsored ADR	92,147	8,773,316
Coca-Cola Icecek A/S	563,386	6,754,654
Companhia de Bebidas das Americas (AmBev) (PN) sponsored ADR	247,870	8,945,628
Constellation Brands, Inc. Class A (sub. vtg.) (a)	2,830,005	58,496,203
Diageo PLC sponsored ADR	666,382	58,255,114
Embotelladora Andina SA sponsored ADR	313,190	8,152,336

	Shares	Value
Molson Coors Brewing Co. Class B	1,337,594	$ 58,238,843
PepsiCo, Inc.	1,049,920	69,662,192
Pernod Ricard SA	462,679	42,916,579
Remy Cointreau SA	413,747	33,252,555
The Coca-Cola Co.	4,099,013	286,807,940
		702,576,016
Food & Staples Retailing - 1.3%
CVS Caremark Corp.	3,602,885	146,925,650
Drogasil SA	698,200	4,860,269
Walgreen Co.	1,309,545	43,293,558
		195,079,477
Food Products - 0.9%
Bunge Ltd.	482,401	27,593,337
Danone	16,200	1,018,478
First Resources Ltd.	3,005,000	3,498,092
Green Mountain Coffee Roasters, Inc. (a)	196,319	8,804,907
Mead Johnson Nutrition Co. Class A	204,300	14,041,539
Nestle SA	423,261	24,337,000
Orion Corp.	7,805	4,553,839
Pilgrims Pride Corp. (a)(d)	817,320	4,707,763
Unilever NV (NY Reg.) (d)	1,147,247	39,430,879
Viterra, Inc.	414,700	4,373,407
		132,359,241
Household Products - 2.5%
Colgate-Palmolive Co.	180,458	16,672,515
Procter & Gamble Co.	5,251,385	350,319,893
Spectrum Brands Holdings, Inc. (a)	303,267	8,309,516
		375,301,924
Personal Products - 0.5%
Amoreg	15,610	3,425,454
Avon Products, Inc.	734,561	12,832,781
L'Oreal SA	417,400	43,600,803
Nu Skin Enterprises, Inc. Class A	163,420	7,937,309
		67,796,347
Tobacco - 1.5%
British American Tobacco PLC sponsored ADR	2,318,198	219,950,626
Japan Tobacco, Inc.	862	4,054,362
Souza Cruz Industria Comerico	668,200	8,216,221
		232,221,209
TOTAL CONSUMER STAPLES		1,705,334,214
ENERGY - 11.8%
Energy Equipment & Services - 3.1%
Baker Hughes, Inc.	1,596,188	77,638,584
C&J Energy Services, Inc.	482,300	10,094,539
Discovery Offshore S.A. (a)(e)	1,310,900	1,863,335
Ensco International Ltd. ADR	876,901	41,144,195
Halliburton Co.	3,236,032	111,675,464
National Oilwell Varco, Inc.	927,957	63,091,796
Common Stocks - continued
	Shares	Value
ENERGY - continued
Energy Equipment & Services - continued
Noble Corp.	1,571,500	$ 47,490,730
Ocean Rig UDW, Inc.:
(Norway)	16,700	205,959
(United States)	971,264	11,849,421
Oceaneering International, Inc.	532,118	24,546,603
Schlumberger Ltd.	736,379	50,302,049
Transocean Ltd. (United States)	428,683	16,457,140
Vantage Drilling Co. (a)	5,923,400	6,871,144
		463,230,959
Oil, Gas & Consumable Fuels - 8.7%
Alpha Natural Resources, Inc. (a)	1,590,460	32,493,098
Anadarko Petroleum Corp.	1,204,717	91,956,049
Apache Corp.	1,151,983	104,346,620
BP PLC sponsored ADR	1,196,575	51,141,616
Canadian Natural Resources Ltd.	939,600	35,198,095
CVR Energy, Inc. (a)	514,940	9,644,826
EV Energy Partners LP	63,500	4,184,650
Exxon Mobil Corp.	2,689,623	227,972,445
HollyFrontier Corp.	2,651,818	62,052,541
InterOil Corp. (a)(d)	485,348	24,815,843
Marathon Oil Corp.	2,288,580	66,986,737
Marathon Petroleum Corp.	1,797,260	59,830,785
Niko Resources Ltd.	436,922	20,692,015
Occidental Petroleum Corp.	798,311	74,801,741
Petrobank Energy & Resources Ltd.	748,300	7,773,973
Petrominerales Ltd.	514,000	8,358,052
Resolute Energy Corp. (a)(d)	1,048,368	11,322,374
Royal Dutch Shell PLC:
Class A sponsored ADR	174,834	12,778,617
Class B sponsored ADR	3,476,788	264,270,656
Suncor Energy, Inc.	946,810	27,314,688
Talisman Energy, Inc.	2,453,000	31,264,670
Western Refining, Inc. (d)	934,628	12,421,206
Williams Companies, Inc.	1,633,400	53,934,868
		1,295,556,165
TOTAL ENERGY		1,758,787,124
FINANCIALS - 13.3%
Capital Markets - 1.5%
Ameriprise Financial, Inc.	766,407	38,044,443
E*TRADE Financial Corp. (a)	798,847	6,358,822
Evercore Partners, Inc. Class A	370,900	9,873,358
ICAP PLC	1,118,855	6,028,253
Invesco Ltd.	1,403,661	28,199,549
Morgan Stanley	1,593,745	24,113,362

	Shares	Value
State Street Corp.	2,391,706	$ 96,409,669
TD Ameritrade Holding Corp.	1,585,800	24,817,770
		233,845,226
Commercial Banks - 2.5%
CIT Group, Inc. (a)	346,812	12,093,334
Comerica, Inc.	1,315,134	33,930,457
FirstMerit Corp.	924,585	13,988,971
Huntington Bancshares, Inc.	4,931,075	27,071,602
Regions Financial Corp.	2,599,200	11,176,560
SunTrust Banks, Inc.	2,649,093	46,888,946
Synovus Financial Corp. (d)	5,627,386	7,934,614
U.S. Bancorp	7,365,034	199,224,170
Wells Fargo & Co.	784,829	21,629,887
		373,938,541
Consumer Finance - 1.5%
Capital One Financial Corp.	3,651,487	154,421,385
Credit Saison Co. Ltd.	493,800	9,899,739
Green Dot Corp. Class A (a)(d)	277,248	8,655,683
SLM Corp.	4,128,040	55,315,736
		228,292,543
Diversified Financial Services - 2.6%
African Bank Investments Ltd.	2,677,741	11,377,563
Citigroup, Inc.	2,960,218	77,883,336
JPMorgan Chase & Co.	8,476,852	281,855,329
NBH Holdings Corp. Class A (a)(e)	813,800	13,020,800
		384,137,028
Insurance - 3.6%
ACE Ltd.	803,620	56,349,834
Amlin PLC	2,692,656	13,127,608
Aon Corp.	553,939	25,924,345
Berkshire Hathaway, Inc.:
Class A (a)	252	28,918,260
Class B (a)	2,309,510	176,215,613
Fairfax Financial Holdings Ltd. (sub. vtg.)	143,000	61,363,344
MetLife, Inc.	4,857,740	151,464,333
Validus Holdings Ltd.	626,791	19,743,917
		533,107,254
Real Estate Investment Trusts - 1.2%
American Capital Agency Corp.	590,304	16,575,736
Camden Property Trust (SBI)	245,061	15,252,597
Equity Lifestyle Properties, Inc.	199,200	13,284,648
Japan Retail Fund Investment Corp.	6,242	9,245,605
Prologis, Inc.	1,194,310	34,145,323
Public Storage	428,809	57,657,658
The Macerich Co.	691,026	34,965,916
		181,127,483
Real Estate Management & Development - 0.1%
BR Malls Participacoes SA	639,600	6,220,240
PT Lippo Karawaci Tbk	135,352,750	9,851,980
		16,072,220
Common Stocks - continued
	Shares	Value
FINANCIALS - continued
Thrifts & Mortgage Finance - 0.3%
Ocwen Financial Corp. (a)	3,136,319	$ 45,413,899
TOTAL FINANCIALS		1,995,934,194
HEALTH CARE - 11.5%
Biotechnology - 2.6%
Alexion Pharmaceuticals, Inc. (a)	247,504	17,696,536
Amgen, Inc.	2,480,516	159,273,932
AVEO Pharmaceuticals, Inc. (a)	484,188	8,328,033
Biogen Idec, Inc. (a)	779,470	85,780,674
BioMarin Pharmaceutical, Inc. (a)	794,830	27,326,255
Gilead Sciences, Inc. (a)	1,975,125	80,841,866
ONYX Pharmaceuticals, Inc. (a)	268,328	11,793,016
		391,040,312
Health Care Equipment & Supplies - 2.2%
Baxter International, Inc.	1,346,878	66,643,523
Boston Scientific Corp. (a)	3,312,673	17,689,674
Covidien PLC	2,143,082	96,460,121
Edwards Lifesciences Corp. (a)	787,375	55,667,413
Mako Surgical Corp. (a)(d)	717,539	18,089,158
Quidel Corp. (a)	1,433,104	21,682,864
The Cooper Companies, Inc.	329,351	23,225,833
Wright Medical Group, Inc. (a)	519,788	8,576,502
Zimmer Holdings, Inc. (a)	436,400	23,312,488
		331,347,576
Health Care Providers & Services - 2.4%
CIGNA Corp.	855,561	35,933,562
Henry Schein, Inc. (a)	781,500	50,352,045
McKesson Corp.	703,484	54,808,438
Medco Health Solutions, Inc. (a)	681,570	38,099,763
Omnicare, Inc.	801,620	27,615,809
UnitedHealth Group, Inc.	2,924,169	148,196,885
		355,006,502
Life Sciences Tools & Services - 0.3%
Agilent Technologies, Inc. (a)	924,868	32,305,639
Fluidigm Corp. (h)	312,345	4,110,460
		36,416,099
Pharmaceuticals - 4.0%
Abbott Laboratories	233,500	13,129,705
Allergan, Inc.	426,355	37,408,388
Bristol-Myers Squibb Co.	469,600	16,548,704
Eli Lilly & Co.	233,500	9,704,260
GlaxoSmithKline PLC sponsored ADR	1,544,269	70,464,994
Merck & Co., Inc.	2,581,136	97,308,827
Optimer Pharmaceuticals, Inc. (a)	488,048	5,973,708
Pfizer, Inc.	8,415,867	182,119,362

	Shares	Value
Sanofi-aventis sponsored ADR	1,639,600	$ 59,910,984
Shire PLC sponsored ADR	705,300	73,280,670
Valeant Pharmaceuticals International, Inc. (Canada)	810,076	37,910,666
		603,760,268
TOTAL HEALTH CARE		1,717,570,757
INDUSTRIALS - 10.8%
Aerospace & Defense - 3.7%
Honeywell International, Inc.	1,859,075	101,040,726
MTU Aero Engines Holdings AG	252,960	16,188,210
Precision Castparts Corp.	584,198	96,269,988
Raytheon Co.	444,503	21,505,055
Textron, Inc.	2,530,190	46,783,213
The Boeing Co.	1,922,313	141,001,659
United Technologies Corp.	1,786,347	130,564,102
		553,352,953
Air Freight & Logistics - 0.3%
C.H. Robinson Worldwide, Inc.	587,899	41,023,592
Building Products - 0.5%
Armstrong World Industries, Inc.	565,744	24,819,189
Owens Corning (a)	1,470,801	42,241,405
		67,060,594
Commercial Services & Supplies - 0.3%
Republic Services, Inc.	714,070	19,672,629
Stericycle, Inc. (a)	376,399	29,329,010
		49,001,639
Construction & Engineering - 0.3%
Fluor Corp.	605,950	30,448,988
Foster Wheeler AG (a)	772,806	14,791,507
		45,240,495
Electrical Equipment - 0.7%
Emerson Electric Co.	1,279,188	59,597,369
Regal-Beloit Corp.	841,626	42,897,677
		102,495,046
Industrial Conglomerates - 1.6%
Danaher Corp.	1,627,904	76,576,604
General Electric Co.	6,564,504	117,570,267
Tyco International Ltd.	998,300	46,630,593
		240,777,464
Machinery - 2.0%
Caterpillar, Inc.	1,187,760	107,611,056
Cummins, Inc.	1,107,409	97,474,140
Fanuc Corp.	144,700	22,147,288
Fiat Industrial SpA (a)	1,127,000	9,664,476
Joy Global, Inc.	355,900	26,681,823
Parker Hannifin Corp.	479,116	36,532,595
		300,111,378
Common Stocks - continued
	Shares	Value
INDUSTRIALS - continued
Professional Services - 0.1%
CoStar Group, Inc. (a)	287,023	$ 19,153,045
Road & Rail - 1.3%
CSX Corp.	3,417,705	71,976,867
Union Pacific Corp.	1,126,161	119,305,496
		191,282,363
TOTAL INDUSTRIALS		1,609,498,569
INFORMATION TECHNOLOGY - 19.7%
Communications Equipment - 2.9%
Brocade Communications Systems, Inc. (a)	761,900	3,954,261
Ciena Corp. (a)(d)	1,375,817	16,647,386
Juniper Networks, Inc. (a)	1,328,309	27,110,787
Meru Networks, Inc. (a)(d)	129,325	534,112
Polycom, Inc. (a)	642,189	10,467,681
QUALCOMM, Inc.	5,942,091	325,032,378
Telefonaktiebolaget LM Ericsson (B Shares) sponsored ADR	3,137,123	31,779,056
ZTE Corp. (H Shares)	4,947,000	15,509,934
		431,035,595
Computers & Peripherals - 6.4%
Apple, Inc. (a)	1,899,514	769,303,176
EMC Corp. (a)	221,820	4,778,003
SanDisk Corp. (a)	3,272,724	161,050,748
Toshiba Corp.	4,450,000	18,212,824
		953,344,751
Electronic Equipment & Components - 0.2%
Arrow Electronics, Inc. (a)	726,133	27,164,636
Internet Software & Services - 2.2%
Baidu.com, Inc. sponsored ADR (a)	104,541	12,175,890
Bankrate, Inc.	403,800	8,681,700
Dice Holdings, Inc. (a)	1,207,022	10,006,212
eBay, Inc. (a)	531,790	16,129,191
Google, Inc. Class A (a)	347,125	224,208,038
Mail.ru Group Ltd.:
GDR (a)(e)	434,066	11,285,716
GDR (Reg. S) (a)	78,300	2,035,800
VeriSign, Inc.	1,388,478	49,596,434
		334,118,981
IT Services - 0.8%
Accenture PLC Class A	2,136,548	113,728,450
Cognizant Technology Solutions Corp. Class A (a)	212,509	13,666,454
		127,394,904
Semiconductors & Semiconductor Equipment - 3.7%
Altera Corp.	1,281,417	47,540,571
Analog Devices, Inc.	4,025,871	144,045,664
ARM Holdings PLC sponsored ADR	1,048,775	29,019,604

	Shares	Value
ASML Holding NV	621,490	$ 25,972,067
Avago Technologies Ltd.	1,148,225	33,137,774
Broadcom Corp. Class A	1,218,700	35,781,032
International Rectifier Corp. (a)	1,034,183	20,083,834
Intersil Corp. Class A	846,185	8,834,171
KLA-Tencor Corp.	1,405,836	67,831,587
Marvell Technology Group Ltd. (a)	2,294,817	31,783,215
Micron Technology, Inc. (a)	10,164,006	63,931,598
NXP Semiconductors NV (a)	1,487,806	22,867,578
RF Micro Devices, Inc. (a)	4,531,121	24,468,053
		555,296,748
Software - 3.5%
Activision Blizzard, Inc.	289,000	3,560,480
Ariba, Inc. (a)	940,394	26,406,264
Check Point Software Technologies Ltd. (a)	2,091,626	109,894,030
Citrix Systems, Inc. (a)	1,639,241	99,534,714
Electronic Arts, Inc. (a)	2,160,057	44,497,174
Fortinet, Inc. (a)	612,265	13,353,500
Intuit, Inc.	1,320,759	69,458,716
Jive Software, Inc.	73,256	1,172,096
Microsoft Corp.	2,737,904	71,075,988
Nuance Communications, Inc. (a)	383,420	9,646,847
Oracle Corp.	2,814,320	72,187,308
		520,787,117
TOTAL INFORMATION TECHNOLOGY		2,949,142,732
MATERIALS - 3.4%
Chemicals - 2.0%
Air Products & Chemicals, Inc.	680,944	58,009,619
E.I. du Pont de Nemours & Co.	2,436,311	111,534,318
Ecolab, Inc.	1,173,479	67,838,821
Sherwin-Williams Co.	579,135	51,699,381
The Mosaic Co.	390,582	19,697,050
		308,779,189
Containers & Packaging - 0.4%
Ball Corp.	723,513	25,836,649
Rock-Tenn Co. Class A	622,659	35,927,424
		61,764,073
Metals & Mining - 1.0%
First Quantum Minerals Ltd.	2,156,700	42,460,561
Goldcorp, Inc.	557,033	24,728,458
Ivanhoe Mines Ltd. (a)	1,233,600	21,912,632
Newmont Mining Corp.	404,790	24,291,448
Nucor Corp.	839,637	33,224,436
		146,617,535
TOTAL MATERIALS		517,160,797
Common Stocks - continued
	Shares	Value
TELECOMMUNICATION SERVICES - 2.8%
Diversified Telecommunication Services - 1.6%
CenturyLink, Inc.	3,495,744	$ 130,041,677
Verizon Communications, Inc.	2,750,695	110,357,883
		240,399,560
Wireless Telecommunication Services - 1.2%
American Tower Corp. Class A	2,469,558	148,198,176
Clearwire Corp. Class A (a)	6,430,800	12,475,752
Crown Castle International Corp. (a)	58,080	2,601,984
Mobile TeleSystems OJSC sponsored ADR	336,900	4,945,692
NII Holdings, Inc. (a)	366,000	7,795,800
TIM Participacoes SA sponsored ADR	144,500	3,728,100
		179,745,504
TOTAL TELECOMMUNICATION SERVICES		420,145,064
UTILITIES - 3.8%
Electric Utilities - 2.7%
Duke Energy Corp.	3,352,737	73,760,214
Edison International	1,807,316	74,822,882
Exelon Corp.	1,494,535	64,817,983
FirstEnergy Corp.	1,787,414	79,182,440
NextEra Energy, Inc.	1,356,514	82,584,572
Progress Energy, Inc.	538,500	30,166,770
		405,334,861
Gas Utilities - 0.0%
ONEOK, Inc.	42,200	3,658,318
Independent Power Producers & Energy Traders - 0.7%
Constellation Energy Group, Inc.	1,650,896	65,491,044
The AES Corp. (a)	2,692,135	31,874,878
		97,365,922
Multi-Utilities - 0.4%
Sempra Energy	1,044,374	57,440,570
TOTAL UTILITIES		563,799,671
TOTAL STOCKS (Cost $13,455,002,115)		14,696,891,487
U.S. Treasury Obligations - 0.0%
Principal Amount
U.S. Treasury Bills, yield at date of purchase 0% to 0.02% 2/23/12 (f) (Cost $7,999,854)	$ 8,000,000	7,999,856
Money Market Funds - 2.9%
	Shares	Value
Fidelity Cash Central Fund, 0.11% (b)	354,331,172	$ 354,331,172
Fidelity Securities Lending Cash Central Fund, 0.13% (b)(c)	77,830,523	77,830,523
TOTAL MONEY MARKET FUNDS (Cost $432,161,695)		432,161,695
TOTAL INVESTMENT PORTFOLIO - 101.2% (Cost $13,895,163,664)	15,137,053,038
NET OTHER ASSETS (LIABILITIES) - (1.2)%	(181,258,074)
NET ASSETS - 100%	$ 14,955,794,964
Futures Contracts
	Expiration Date	Underlying Face Amount at Value	Unrealized Appreciation/ (Depreciation)
Purchased
Equity Index Contracts
1,243 CME E-mini S&P 500 Index Contracts	March 2012	$ 77,849,090	$ (26,725)

The face value of futures purchased as a percentage of net assets is 0.5%
Legend
(a) Non-income producing

(b) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.

(e) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $26,169,851 or 0.2% of net assets.

(f) Security or a portion of the security was pledged to cover margin requirements for futures contracts. At the period end, the value of securities pledged amounted to $5,399,903.
(g) Investment is owned by an entity that is treated as a corporation for U.S. tax purposes which is owned by the Fund.

(h) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $13,380,835 or 0.1% of net assets.

Additional information on each restricted holding is as follows:
Security	Acquisition Date	Acquisition Cost
Fluidigm Corp.	10/9/07 - 1/6/11	$ 5,645,236
Legend Pictures LLC	9/23/10	$ 4,958,250
Weinstein Co. Holdings LLC Class A-1	10/19/05	$ 11,499,000
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 470,178
Fidelity Securities Lending Cash Central Fund	2,779,542
Total	$ 3,249,720
Other Information

The following is a summary of the inputs used, as of December 31, 2011, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the tables below, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$ 1,459,518,365	$ 1,450,247,990	$ -	$ 9,270,375
Consumer Staples	1,705,334,214	1,651,835,345	53,498,869	-
Energy	1,758,787,124	1,758,787,124	-	-
Financials	1,995,934,194	1,982,913,394	-	13,020,800
Health Care	1,717,570,757	1,717,570,757	-	-
Industrials	1,609,498,569	1,609,498,569	-	-
Information Technology	2,949,142,732	2,949,142,732	-	-
Materials	517,160,797	517,160,797	-	-
Telecommunication Services	420,145,064	420,145,064	-	-
Utilities	563,799,671	563,799,671	-	-
U.S. Government and Government Agency Obligations	7,999,856	-	7,999,856	-
Money Market Funds	432,161,695	432,161,695	-	-
Total Investments in Securities:	$ 15,137,053,038	$ 15,053,263,138	$ 61,498,725	$ 22,291,175
Derivative Instruments:
Liabilities
Futures Contracts	$ (26,725)	$ (26,725)	$ -	$ -
The following is a reconciliation of Investments in Securities for which Level 3 inputs were used in determining value:
Investments in Securities:
Beginning Balance	$ 28,027,598
Total Realized Gain (Loss)	-
Total Unrealized Gain (Loss)	(2,890,580)
Cost of Purchases	41,454
Proceeds of Sales	(2,887,297)
Amortization/Accretion	-
Transfers in to Level 3	-
Transfers out of Level 3	-
Ending Balance	$ 22,291,175
The change in unrealized gain (loss) for the period attributable to Level 3 securities held at December 31, 2011	$ (2,889,754)

The information used in the above reconciliation represents fiscal year to date activity for any Investments in Securities identified as using Level 3 inputs at either the beginning or the end of the current fiscal period. Transfers in or out of Level 3 represent the beginning value of any Security or Instrument where a change in the pricing level occurred from the beginning to the end of the period. The cost of purchases and the proceeds of sales may include securities received or delivered through corporate actions or exchanges. Realized and unrealized gains (losses) disclosed in the reconciliation are included in Net Gain (Loss) on the Fund's Statement of Operations.

Value of Derivative Instruments

The following table is a summary of the Fund's value of derivative instruments by risk exposure as of December 31, 2011. For additional information on derivative instruments, please refer to the Derivative Instruments section in the accompanying Notes to Financial Statements.

Risk Exposure / Derivative Type	Value
	Asset	Liability
Equity Risk
Futures Contracts (a)	$ -	$ (26,725)
Total Value of Derivatives	$ -	$ (26,725)

(a) Reflects cumulative appreciation/(depreciation) on futures contracts as disclosed on the Schedule of Investments. Only the period end variation margin is separately disclosed on the Statement of Assets and Liabilities.

Distribution of investments by country of issue, as a percentage of total net assets, is as follows: (Unaudited)
United States of America	83.2%
United Kingdom	5.4%
Canada	2.4%
Switzerland	1.4%
Ireland	1.3%
France	1.2%
Others (Individually Less Than 1%)	5.1%
100.0%

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	December 31, 2011

Assets
Investment in securities, at value (including securities loaned of $75,213,815) - See accompanying schedule: Unaffiliated issuers (cost $13,463,001,969)	$ 14,704,891,343
Fidelity Central Funds (cost $432,161,695)	432,161,695
Total Investments (cost $13,895,163,664)		$ 15,137,053,038
Cash		3,795,130
Receivable for investments sold		14,769,879
Receivable for fund shares sold		5,473,686
Dividends receivable		15,671,224
Distributions receivable from Fidelity Central Funds		195,928
Prepaid expenses		42,898
Other receivables		1,043,129
Total assets		15,178,044,912

Liabilities
Payable to custodian bank	$ 189
Payable for investments purchased	119,248,760
Payable for fund shares redeemed	14,907,548
Accrued management fee	6,914,523
Distribution and service plan fees payable	1,550,219
Payable for daily variation margin on futures contracts	298,320
Other affiliated payables	979,897
Other payables and accrued expenses	519,969
Collateral on securities loaned, at value	77,830,523
Total liabilities		222,249,948

Net Assets		$ 14,955,794,964
Net Assets consist of:
Paid in capital		$ 17,102,053,490
Distributions in excess of net investment income		(2,498,208)
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(3,385,627,012)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		1,241,866,694
Net Assets		$ 14,955,794,964

Statement of Assets and Liabilities - continued

December 31, 2011

Initial Class: Net Asset Value, offering price and redemption price per share ($6,113,440,311 ÷ 265,543,403 shares)	$ 23.02

Service Class: Net Asset Value, offering price and redemption price per share ($1,277,100,797 ÷ 55,649,086 shares)	$ 22.95

Service Class 2: Net Asset Value, offering price and redemption price per share ($6,980,191,432 ÷ 308,292,381 shares)	$ 22.64

Service Class 2R: Net Asset Value, offering price and redemption price per share ($8,041,668 ÷ 355,823 shares)	$ 22.60

Investor Class: Net Asset Value, offering price and redemption price per share ($577,020,756 ÷ 25,149,475 shares)	$ 22.94

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

	Year ended December 31, 2011

Investment Income
Dividends		$ 265,248,429
Interest		6,946
Income from Fidelity Central Funds		3,249,720
Total income		268,505,095

Expenses
Management fee	$ 90,471,687
Transfer agent fees	12,205,669
Distribution and service plan fees	20,028,048
Accounting and security lending fees	1,565,865
Custodian fees and expenses	509,075
Independent trustees' compensation	93,364
Appreciation in deferred trustee compensation account	10
Audit	118,198
Legal	68,724
Interest	121
Miscellaneous	184,322
Total expenses before reductions	125,245,083
Expense reductions	(2,625,361)	122,619,722
Net investment income (loss)		145,885,373
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	917,425,594
Foreign currency transactions	(860,699)
Futures contracts	7,209,878
Total net realized gain (loss)		923,774,773
Change in net unrealized appreciation (depreciation) on: Investment securities	(1,479,796,606)
Assets and liabilities in foreign currencies	(41,702)
Futures contracts	(1,621,704)
Total change in net unrealized appreciation (depreciation)		(1,481,460,012)
Net gain (loss)		(557,685,239)
Net increase (decrease) in net assets resulting from operations		$ (411,799,866)

Statement of Changes in Net Assets

	Year ended December 31, 2011	Year ended December 31, 2010
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 145,885,373	$ 156,808,770
Net realized gain (loss)	923,774,773	1,213,062,242
Change in net unrealized appreciation (depreciation)	(1,481,460,012)	1,272,193,349
Net increase (decrease) in net assets resulting from operations	(411,799,866)	2,642,064,361
Distributions to shareholders from net investment income	(141,940,543)	(173,609,742)
Distributions to shareholders from net realized gain	-	(7,015,810)
Total distributions	(141,940,543)	(180,625,552)
Share transactions - net increase (decrease)	(1,239,479,004)	(2,950,980,349)
Redemption fees	8,960	1,677
Total increase (decrease) in net assets	(1,793,210,453)	(489,539,863)

Net Assets
Beginning of period	16,749,005,417	17,238,545,280
End of period (including distributions in excess of net investment income of $2,498,208 and $10,971,317, respectively)	$ 14,955,794,964	$ 16,749,005,417

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Initial Class

Years ended December 31,	2011	2010	2009	2008	2007
Selected Per-Share Data
Net asset value, beginning of period	$ 23.88	$ 20.62	$ 15.39	$ 27.90	$ 31.47
Income from Investment Operations
Net investment income (loss) C	.25	.23	.23	.24	.34
Net realized and unrealized gain (loss)	(.86)	3.31	5.26	(11.87)	5.17
Total from investment operations	(.61)	3.54	5.49	(11.63)	5.51
Distributions from net investment income	(.25)	(.27)	(.25)	(.23)	(.33)
Distributions from net realized gain	-	(.01)	(.01)	(.65)	(8.75)
Total distributions	(.25)	(.28)	(.26)H	(.88)	(9.08)
Redemption fees added to paid in capital C,G	-	-	-	-	-
Net asset value, end of period	$ 23.02	$ 23.88	$ 20.62	$ 15.39	$ 27.90
Total Return A,B	(2.53)%	17.22%	35.71%	(42.51)%	17.59%
Ratios to Average Net Assets D,F
Expenses before reductions	.65%	.65%	.67%	.66%	.65%
Expenses net of fee waivers, if any	.64%	.65%	.67%	.66%	.65%
Expenses net of all reductions	.63%	.63%	.65%	.65%	.64%
Net investment income (loss)	1.03%	1.06%	1.33%	1.07%	1.00%
Supplemental Data
Net assets, end of period (000 omitted)	$ 6,113,440	$ 7,160,125	$ 7,405,228	$ 6,240,871	$ 12,371,009
Portfolio turnover rate E	135%	117%	145%	172%	134%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

H Total distributions of $.26 per share is comprised of distributions from net investment income of $.250 and distributions from net realized gain of $.005 per share.

Financial Highlights - Service Class

Years ended December 31,	2011	2010	2009	2008	2007
Selected Per-Share Data
Net asset value, beginning of period	$ 23.81	$ 20.55	$ 15.33	$ 27.80	$ 31.38
Income from Investment Operations
Net investment income (loss) C	.22	.20	.21	.21	.30
Net realized and unrealized gain (loss)	(.85)	3.31	5.25	(11.83)	5.16
Total from investment operations	(.63)	3.51	5.46	(11.62)	5.46
Distributions from net investment income	(.23)	(.24)	(.23)	(.20)	(.29)
Distributions from net realized gain	-	(.01)	(.01)	(.65)	(8.75)
Total distributions	(.23)	(.25)	(.24)H	(.85)	(9.04)
Redemption fees added to paid in capital C,G	-	-	-	-	-
Net asset value, end of period	$ 22.95	$ 23.81	$ 20.55	$ 15.33	$ 27.80
Total Return A,B	(2.64)%	17.11%	35.66%	(42.61)%	17.51%
Ratios to Average Net Assets D,F
Expenses before reductions	.75%	.75%	.77%	.76%	.75%
Expenses net of fee waivers, if any	.74%	.75%	.77%	.76%	.75%
Expenses net of all reductions	.73%	.73%	.75%	.75%	.74%
Net investment income (loss)	.93%	.96%	1.23%	.97%	.90%
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,277,101	$ 1,379,305	$ 1,784,820	$ 1,497,734	$ 3,008,644
Portfolio turnover rate E	135%	117%	145%	172%	134%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

H Total distributions of $.24 per share is comprised of distributions from net investment income of $.232 and distributions from net realized gain of $.005 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Service Class 2

Years ended December 31,	2011	2010	2009	2008	2007
Selected Per-Share Data
Net asset value, beginning of period	$ 23.49	$ 20.29	$ 15.14	$ 27.46	$ 31.11
Income from Investment Operations
Net investment income (loss) C	.18	.17	.18	.18	.25
Net realized and unrealized gain (loss)	(.84)	3.26	5.18	(11.67)	5.11
Total from investment operations	(.66)	3.43	5.36	(11.49)	5.36
Distributions from net investment income	(.19)	(.22)	(.21)	(.18)	(.26)
Distributions from net realized gain	-	(.01)	(.01)	(.65)	(8.75)
Total distributions	(.19)	(.23)	(.21)H	(.83)	(9.01)
Redemption fees added to paid in capital C,G	-	-	-	-	-
Net asset value, end of period	$ 22.64	$ 23.49	$ 20.29	$ 15.14	$ 27.46
Total Return A,B	(2.78)%	16.93%	35.47%	(42.69)%	17.30%
Ratios to Average Net Assets D,F
Expenses before reductions	.90%	.90%	.92%	.91%	.90%
Expenses net of fee waivers, if any	.89%	.90%	.92%	.91%	.90%
Expenses net of all reductions	.88%	.88%	.90%	.90%	.89%
Net investment income (loss)	.78%	.81%	1.08%	.82%	.75%
Supplemental Data
Net assets, end of period (000 omitted)	$ 6,980,191	$ 7,627,793	$ 7,577,737	$ 6,187,985	$ 9,339,663
Portfolio turnover rate E	135%	117%	145%	172%	134%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

H Total distributions of $.21 per share is comprised of distributions from net investment income of $.205 and distributions from net realized gain of $.005 per share.

Financial Highlights - Service Class 2R

Years ended December 31,	2011	2010	2009	2008	2007
Selected Per-Share Data
Net asset value, beginning of period	$ 23.44	$ 20.24	$ 15.10	$ 27.35	$ 31.02
Income from Investment Operations
Net investment income (loss) C	.18	.17	.18	.18	.25
Net realized and unrealized gain (loss)	(.84)	3.25	5.17	(11.62)	5.09
Total from investment operations	(.66)	3.42	5.35	(11.44)	5.34
Distributions from net investment income	(.18)	(.21)	(.20)	(.16)	(.26)
Distributions from net realized gain	-	(.01)	(.01)	(.65)	(8.75)
Total distributions	(.18)	(.22)	(.21) H	(.81)	(9.01)
Redemption fees added to paid in capital C,G	-	-	-	-	-
Net asset value, end of period	$ 22.60	$ 23.44	$ 20.24	$ 15.10	$ 27.35
Total Return A,B	(2.79)%	16.94%	35.46%	(42.69)%	17.30%
Ratios to Average Net Assets D,F
Expenses before reductions	.90%	.90%	.92%	.91%	.90%
Expenses net of fee waivers, if any	.89%	.90%	.92%	.91%	.90%
Expenses net of all reductions	.88%	.88%	.90%	.90%	.89%
Net investment income (loss)	.78%	.81%	1.08%	.82%	.75%
Supplemental Data
Net assets, end of period (000 omitted)	$ 8,042	$ 10,942	$ 13,285	$ 13,585	$ 35,606
Portfolio turnover rate E	135%	117%	145%	172%	134%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

H Total distributions of $.21 per share is comprised of distributions from net investment income of $.200 and distributions from net realized gain of $.005 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Investor Class

Years ended December 31,	2011	2010	2009	2008	2007
Selected Per-Share Data
Net asset value, beginning of period	$ 23.80	$ 20.56	$ 15.34	$ 27.82	$ 31.41
Income from Investment Operations
Net investment income (loss) C	.23	.21	.21	.21	.30
Net realized and unrealized gain (loss)	(.86)	3.30	5.25	(11.83)	5.16
Total from investment operations	(.63)	3.51	5.46	(11.62)	5.46
Distributions from net investment income	(.23)	(.26)	(.24)	(.21)	(.30)
Distributions from net realized gain	-	(.01)	(.01)	(.65)	(8.75)
Total distributions	(.23)	(.27)	(.24) H	(.86)	(9.05)
Redemption fees added to paid in capital C,G	-	-	-	-	-
Net asset value, end of period	$ 22.94	$ 23.80	$ 20.56	$ 15.34	$ 27.82
Total Return A,B	(2.62)%	17.10%	35.66%	(42.60)%	17.47%
Ratios to Average Net Assets D,F
Expenses before reductions	.73%	.74%	.77%	.75%	.76%
Expenses net of fee waivers, if any	.73%	.73%	.77%	.75%	.76%
Expenses net of all reductions	.71%	.72%	.75%	.74%	.75%
Net investment income (loss)	.94%	.98%	1.23%	.98%	.89%
Supplemental Data
Net assets, end of period (000 omitted)	$ 577,021	$ 570,841	$ 457,476	$ 324,919	$ 532,268
Portfolio turnover rate E	135%	117%	145%	172%	134%

A Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

B Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

H Total distributions of $.24 per share is comprised of distributions from net investment income of $.235 and distributions from net realized gain of $.005 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended December 31, 2011

1. Organization.

VIP Contrafund Portfolio (the Fund) is a fund of Variable Insurance Products Fund II (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. Shares of the Fund may only be purchased by insurance companies for the purpose of funding variable annuity or variable life insurance contracts. The Fund offers the following classes of shares: Initial Class shares, Service Class shares, Service Class 2 shares, Service Class 2R shares, and Investor Class shares. All classes have equal rights and voting privileges, except for matters affecting a single class. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but do not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC web site or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Security Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Fund uses independent pricing services approved by the Board of Trustees to value its investments. When current market prices or quotations are not readily available or reliable, valuations may be determined in good faith in accordance with procedures adopted by the Board of Trustees. Factors used in determining value may include market or security specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The value used for net asset value (NAV) calculation under these procedures may differ from published prices for the same securities.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of December 31, 2011, as well as a roll forward of Level 3 securities, is included at the end of the Fund's Schedule of Investments. Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when significant market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-traded funds (ETFs) and certain indexes as well as quoted prices for similar securities are used and are categorized as Level 2 in the hierarchy in these circumstances. Utilizing these techniques may result in transfers between Level 1 and Level 2. For restricted equity securities and private placements where observable inputs are limited, assumptions about market activity and risk are used and are categorized as Level 3 in the hierarchy.

Annual Report

3. Significant Accounting Policies - continued

Security Valuation - continued

Debt securities, including restricted securities, are valued based on evaluated prices received from independent pricing services or from dealers who make markets in such securities. For U.S. government and government agency obligations, pricing services utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type as well as dealer supplied prices and are generally categorized as Level 2 in the hierarchy. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing matrices which consider similar factors that would be used by independent pricing services. These are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day and are categorized as Level 1 in the hierarchy.

New Accounting Pronouncements. In May 2011, the Financial Accounting Standards Board issued Accounting Standard Update No. 2011-04, Fair Value Measurement (Topic 820) - Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs. The update is effective during interim and annual periods beginning after December 15, 2011 and will result in additional disclosure for transfers between levels as well as expanded disclosure for securities categorized as Level 3 under the fair value hierarchy.

In December 2011, the Financial Accounting Standards Board issued Accounting Standard Update No. 2011-11, Disclosures about Offsetting Assets and Liabilities. The update creates new disclosure requirements requiring entities to disclose both gross and net information for derivatives and other financial instruments that are either offset in the Statement of Assets and Liabilities or subject to an enforceable master netting arrangement or similar agreement. The disclosure requirements are effective for annual reporting periods beginning on or after January 1, 2013. Management is currently evaluating the impact of the update's adoption on the Fund's financial statement disclosures.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan), independent Trustees may elect to defer receipt of a portion of their annual compensation. Deferred amounts are invested in a cross-section of Fidelity funds, are marked-to-market and remain in the Fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees are included in the accompanying Statement of Assets and Liabilities.

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company, including distributing substantially all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code. As a result, no provision for income taxes is required. As of December 31, 2011, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. A fund's tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to futures transactions, foreign currency transactions, passive foreign investment companies (PFIC), partnerships, deferred trustees compensation, capital loss carryforwards, and losses deferred due to wash sales and excise tax regulations.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 1,957,457,991
Gross unrealized depreciation	(912,037,789)
Net unrealized appreciation (depreciation) on securities and other investments	$ 1,045,420,202

Tax Cost	$ 14,091,632,836

The tax-based components of distributable earnings as of period end were as follows:

Capital loss carryforward	$ (3,189,184,565)
Net unrealized appreciation (depreciation)	$ 1,045,424,246

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. Under the Regulated Investment Company Modernization Act of 2010 (the Act), the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period and such capital losses are required to be used prior to any losses that expire. Capital loss carryforwards were as follows:

Fiscal year of expiration
2016	$ (854,185,637)
2017	(2,334,998,928)
Total with expiration	$ (3,189,184,565)

The tax character of distributions paid was as follows:

	December 31, 2011	December 31, 2010
Ordinary Income	$ 141,940,543	$ 180,625,552

Trading (Redemption) Fees. Service Class 2 R shares, held by investors less than 60 days are subject to a redemption fee equal to 1% of the net asset value of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital.

4. Operating Policies.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

Annual Report

5. Derivative Instruments.

Risk Exposures and the Use of Derivative Instruments. The Fund used derivative instruments (derivatives), including futures contracts in order to meet its investment objectives. The strategy is to use derivatives to increase returns and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

The Fund's use of derivatives increased or decreased its exposure to the following risk:

Equity Risk

Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

The Fund is also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that the Fund will be unable to sell the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to the Fund. The Fund's maximum risk of loss from counterparty credit risk is generally the aggregate unrealized appreciation and unpaid counterparty payments in excess of any collateral pledged by the counterparty to the Fund. Counterparty risk related to exchange-traded futures contracts is minimal because of the protection provided by the exchange on which they trade. Derivatives involve, to varying degrees, risk of loss in excess of the amounts recognized in the Statement of Assets and Liabilities.

Futures Contracts. A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a fixed price at a specified future date. The Fund used futures contracts to manage its exposure to the stock market.

Upon entering into a futures contract, a fund is required to deposit either cash or securities (initial margin) with a clearing broker in an amount equal to a certain percentage of the face value of the contract. Futures contracts are marked-to-market daily and subsequent payments (variation margin) are made or received by a fund depending on the daily fluctuations in the value of the futures contracts and are recorded as unrealized appreciation or (depreciation). This receivable and/or payable is included in daily variation margin on futures contracts in the Statement of Assets and Liabilities. Realized gain or (loss) is recorded upon the expiration or closing of a futures contract.

The underlying face amount at value of open futures contracts at period end is shown in the Schedule of Investments under the caption "Futures Contracts." This amount reflects each contract's exposure to the underlying instrument at period end and is representative of activity for the period. Securities deposited to meet initial margin requirements are identified in the Schedule of Investments.

Certain risks arise upon entering into futures contracts, including the risk that an illiquid market limits the ability to close out a futures contract prior to settlement date.

During the period the Fund recognized net realized gain (loss) of $7,209,878 and a change in net unrealized appreciation (depreciation) of $(1,621,704) related to its investment in futures contracts. These amounts are included in the Statement of Operations.

6. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $21,646,015,616 and $22,882,964,536, respectively.

7. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and an annualized group fee rate that averaged .26% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .56% of the Fund's average net assets.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate 12b-1 Plans for each Service Class of shares. Each Service Class pays Fidelity Distributors Corporation (FDC), an affiliate of FMR, a service fee. For the period, the service fee is based on an annual rate of .10% of Service Class' average net assets and .25% of Service Class 2's and Service Class 2R's average net assets.

For the period, total fees, all of which were re-allowed to insurance companies for the distribution of shares and providing shareholder support services were as follows:

Service Class	$ 1,345,593
Service Class 2	18,658,060
Service Class 2R	24,395
$ 20,028,048

Annual Report

Notes to Financial Statements - continued

7. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the Fund's transfer, dividend disbursing, and shareholder servicing agent. FIIOC receives an asset-based fee with respect to each class. Each class (with the exception of Investor Class) pays a transfer agent fee, excluding out of pocket expenses, equal to an annual rate of .07% of average net assets. Investor Class pays a monthly asset-based transfer agent fee of .15% of average net assets. In addition, FIIOC receives an asset-based fee of .0045% of average net assets for typesetting, printing and mailing of shareholder reports, except proxy statements. FIIOC voluntarily agreed to waive this fee for the period August 1, 2011 through December 31, 2011 (see Expense Reductions note). For the period, transfer agent fees for each class, including printing and out of pocket expenses, were as follows:

Initial Class	$ 4,913,008
Service Class	972,476
Service Class 2	5,374,193
Service Class 2R	6,995
Investor Class	938,997
$ 12,205,669

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $904,052 for the period.

8. Committed Line of Credit.

The Fund participates with other funds managed by FMR or an affiliate in a $4.0 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $51,228 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, there were no borrowings on this line of credit.

9. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. The value of securities loaned to FCM at period end was $355,696. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $2,779,542, including $11,125 from securities loaned to FCM.

10. Bank Borrowings.

The Fund is permitted to have bank borrowings for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity requirements. The Fund has established borrowing arrangements with certain banks. The interest rate on the borrowings is the bank's base rate, as revised from time to time. The average loan balance during the period for which loans were outstanding amounted to $7,662,000. The weighted average interest rate was .57%. The interest expense amounted to $121 under the bank borrowing program. At period end, there were no bank borrowings outstanding.

Annual Report

11. Expense Reductions.

FMR or its affiliates agreed to waive certain fees during the period as noted in the table below.

Initial Class	$ 116,768
Service Class	23,081
Service Class 2	127,953
Service Class 2R	167
Investor Class	10,255
$ 278,224

Many of the brokers with whom FMR places trades on behalf of the Fund provided services to the Fund in addition to trade execution. These services included payments of certain expenses on behalf of the Fund totaling $2,345,429 for the period.

In addition, through arrangements with the Fund's custodian, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's expenses by $1,708.

12. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended December 31,	2011	2010
From net investment income
Initial Class	$ 65,616,073	$ 82,141,064
Service Class	12,220,263	14,096,830
Service Class 2	58,305,804	71,159,779
Service Class 2R	65,304	100,197
Investor Class	5,733,099	6,111,872
Total	$ 141,940,543	$ 173,609,742
From net realized gain
Initial Class	$ -	$ 2,975,123
Service Class	-	575,173
Service Class 2	-	3,224,769
Service Class 2R	-	4,617
Investor Class	-	236,128
Total	$ -	$ 7,015,810

13. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended December 31,	2011	2010	2011	2010
Initial Class
Shares sold	8,887,647	11,081,201	$ 215,181,582	$ 237,555,506
Reinvestment of distributions	2,941,106	3,639,831	65,616,073	85,116,187
Shares redeemed	(46,079,138)	(74,008,339)	(1,098,879,687)	(1,628,773,596)
Net increase (decrease)	(34,250,385)	(59,287,307)	$ (818,082,032)	$ (1,306,101,903)
Service Class
Shares sold	5,960,533	4,235,533	$ 142,199,635	$ 89,409,017
Reinvestment of distributions	549,472	631,651	12,220,263	14,672,003
Shares redeemed	(8,798,344)	(33,788,989)	(211,519,636)	(763,918,858)
Net increase (decrease)	(2,288,339)	(28,921,805)	$ (57,099,738)	$ (659,837,838)
Service Class 2
Shares sold	28,618,316	29,628,488	$ 674,963,970	$ 621,610,993
Reinvestment of distributions	2,657,512	3,238,949	58,305,804	74,384,548
Shares redeemed	(47,724,451)	(81,615,457)	(1,123,942,590)	(1,716,672,110)
Net increase (decrease)	(16,448,623)	(48,748,020)	$ (390,672,816)	$ (1,020,676,569)

Annual Report

Notes to Financial Statements - continued

13. Share Transactions - continued

	Shares		Dollars
Years ended December 31,	2011	2010	2011	2010
Service Class 2R
Shares sold	57,708	104,398	$ 1,412,478	$ 2,198,967
Reinvestment of distributions	2,982	4,580	65,304	104,814
Shares redeemed	(171,761)	(298,461)	(4,029,960)	(6,070,211)
Net increase (decrease)	(111,071)	(189,483)	$ (2,552,178)	$ (3,766,430)
Investor Class
Shares sold	3,165,850	3,515,764	$ 76,274,096	$ 76,017,353
Reinvestment of distributions	257,783	272,002	5,733,099	6,348,000
Shares redeemed	(2,256,234)	(2,058,150)	(53,079,435)	(42,962,962)
Net increase (decrease)	1,167,399	1,729,616	$ 28,927,760	$ 39,402,391

14. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, two otherwise unaffiliated shareholders were the owners of record of 30% of the total outstanding shares of the Fund.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Variable Insurance Products Fund II and Shareholders of VIP Contrafund Portfolio:

We have audited the accompanying statement of assets and liabilities of VIP Contrafund Portfolio (the Fund), a fund of Variable Insurance Products Fund II, including the schedule of investments, as of December 31, 2011, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2011, by correspondence with the custodians and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of VIP Contrafund Portfolio as of December 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

February 10, 2012

Annual Report

Trustees and Officers

The Trustees, Members of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Except for James C. Curvey, each of the Trustees oversees 226 funds advised by FMR or an affiliate. Mr. Curvey oversees 429 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Members hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Fund's Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. James C. Curvey is an interested person (as defined in the 1940 Act) and currently serves as Acting Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's equity and high income funds and another Board oversees Fidelity's investment-grade bond, money market, and asset allocation funds. The asset allocation funds may invest in Fidelity funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. In addition, the Independent Trustees have worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board. For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity funds' valuation-related activities, reporting and risk management. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of FMR's risk management program for the Fidelity funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Fund's Trustees."

Annual Report

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupations and Other Relevant Experience+
James C. Curvey (76)

Year of Election or Appointment: 2007

Mr. Curvey is Trustee and Acting Chairman of the Board of Trustees of certain Trusts. Mr. Curvey also serves as Trustee (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of Fidelity Investments Money Management, Inc. (2009-present), Director of Fidelity Research & Analysis Co. (2009-present) and Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2007-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University. Previously, Mr. Curvey was the Vice Chairman (2006-2007) and Director (2000-2007) of FMR Corp.

Ronald P. O'Hanley (54)

Year of Election or Appointment: 2011

Mr. O'Hanley is Director of FMR Co., Inc. (2010-present), Director of Fidelity Investments Money Management, Inc. (2010-present), Director of Fidelity Research & Analysis Company (2010-present), President of Fidelity Asset Management and Corporate Services and a member of Fidelity's Executive Committee (2010-present). Previously, Mr. O'Hanley served as President and Chief Executive Officer of BNY Mellon Asset Management (2007-2010). Mr. O'Hanley also served as Vice Chairman of Bank New York Mellon Corp. and a member of that firm's Executive Committee. Prior to the 2007 merger of The Bank of New York and Mellon Financial Corporation, he was Vice Chairman of Mellon Financial Corporation and President and Chief Executive Officer of Mellon Asset Management. He joined Mellon in February 1997. Mr. O'Hanley currently serves as Chairman of the Boston Public Library Foundation Board of Directors and sits on the Board of Directors of Beth Israel Deaconess Medical Center, the Board of Trustees of the Marine Biological Laboratory and the Advisory Board of the Maxwell School of Citizenship and Public Administration at Syracuse University. Mr. O'Hanley also chairs the Council on Asset Management for the Financial Services Roundtable and is a member of the Board of Directors of Institutional Investor's U.S. Institute.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupations and Other Relevant Experience+
Dennis J. Dirks (63)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Mr. Dirks is a member of the Independent Directors Council (IDC) Governing Council (2010-present) and Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (58)

Year of Election or Appointment: 2008

Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (private equity). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of Dave & Buster's, Inc. (restaurant and entertainment complexes, 2010-present), The Hillman Companies, Inc. (hardware wholesalers, 2010-present), and Bristol-Myers Squibb Company (global pharmaceuticals, 2007-present). Mr. Lacy is a member of the Board of Trustees of The National Parks Conservation Association (2006-present). Previously, Mr. Lacy served as Chairman of the Board of Trustees of the National Parks Conservation Association (2008-2011) and as a member of the Board of Directors for the Western Union Company (global money transfer, 2006-2011).

Ned C. Lautenbach (67)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is also a member of the Board of Directors of the Philharmonic Center for the Arts in Naples, Florida (1999-present); a member of the Board of Trustees of Fairfield University (2005-present); and a member of the Council on Foreign Relations (1994-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (67)

Year of Election or Appointment: 2008

Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present) and of Arcadia Resources Inc. (health care services and products, 2007-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007).

Robert W. Selander (61)

Year of Election or Appointment: 2011

Previously, Mr. Selander served as a Member of the Advisory Board of Fidelity's Equity and High Income Funds (2011), Executive Vice Chairman (2010), Chief Executive Officer (2009-2010), and President and Chief Executive Officer (1997-2009) of Mastercard, Inc.

Cornelia M. Small (67)

Year of Election or Appointment: 2005

Ms. Small is a member of the Board of Directors of the Teagle Foundation (2009-present). Ms. Small is also a member of the Investment Committee, and Chair (2008-present) and a member of the Board of Trustees of Smith College. In addition, Ms. Small serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson of the Investment Committee (2002-2008) of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (72)

Year of Election or Appointment: 2001

Mr. Stavropoulos is Vice Chairman of the Independent Trustees of the Equity and High Income Funds (2006-present). Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of Univar (global distributor of commodity and specialty chemicals, 2010-present), a Director of Teradata Corporation (data warehousing and technology solutions, 2008-present), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate), Tyco International, Inc. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital (private equity investment, 2005-present). Mr. Stavropoulos is a special advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science.

David M. Thomas (62)

Year of Election or Appointment: 2008

Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). In addition, Mr. Thomas serves as a member of the Board of Directors of Fortune Brands, Inc. (consumer products), and Interpublic Group of Companies, Inc. (marketing communication, 2004-present).

Michael E. Wiley (61)

Year of Election or Appointment: 2008

Mr. Wiley also serves as a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-present). Mr. Wiley serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-present), and a Director of Bill Barrett Corporation (exploration and production, 2005-present). In addition, Mr. Wiley also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-2010), as a Senior Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production, 2001-2005).

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Advisory Board Members and Executive Officers:

Correspondence intended for each executive officer, Edward C. Johnson 3d, and Peter S. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (81)

Year of Election or Appointment: 2011

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR LLC, and also serves as Chairman and Director of FIL Limited. Previously, Mr. Johnson served as a Trustee and Chairman of the Board of certain Fidelity Trusts, Chairman and a Director of FMR, Chairman and a Director of FMR Co., Inc., and President of FMR LLC (2006-2007).

Peter S. Lynch (67)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity's Equity and High Income Funds. Mr. Lynch is Vice Chairman and a Director of FMR and FMR Co., Inc. In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Kenneth B. Robins (42)

Year of Election or Appointment: 2008

President and Treasurer of Fidelity's Equity and High Income Funds. Mr. Robins also serves as President and Treasurer (2010-present) and Assistant Treasurer (2009-present) of other Fidelity funds and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Deputy Treasurer of the Fidelity funds (2005-2008) and Treasurer and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2006-2008).

Bruce T. Herring (46)

Year of Election or Appointment: 2006

Vice President of certain Equity Funds. Mr. Herring also serves as President of Fidelity Research & Analysis Company (2010-present), Chief Investment Officer and Director of Fidelity Management & Research (U.K.) Inc. (2010-present) and Group Chief Investment Officer of FMR. Previously, Mr. Herring served as Vice President (2005-2006) and Senior Vice President (2006-2007) of Fidelity Management & Research Company, Vice President of FMR Co., Inc. (2001-2007) and as a portfolio manager for Fidelity U.S. Equity Funds.

Brian B. Hogan (47)

Year of Election or Appointment: 2009

Vice President of Equity and High Income Funds. Mr. Hogan also serves as President of FMR's Equity Division (2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Scott C. Goebel (43)

Year of Election or Appointment: 2008

Secretary and Chief Legal Officer (CLO) of the Fidelity funds. Mr. Goebel also serves as Secretary of Fidelity Investments Money Management, Inc. (FIMM) (2010-present) and Fidelity Research and Analysis Company (FRAC) (2010-present); Secretary and CLO of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-present); General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); employed by FMR LLC or an affiliate (2001-present); Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present), and Fidelity Management & Research (U.K.) Inc. (2008-present). Previously, Mr. Goebel served as Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and the Funds (2007-2008) and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

William C. Coffey (42)

Year of Election or Appointment: 2009

Assistant Secretary of Fidelity's Equity and High Income Funds. Mr. Coffey also serves as Senior Vice President and Deputy General Counsel of FMR LLC (2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Holly C. Laurent (57)

Year of Election or Appointment: 2008

Anti-Money Laundering (AML) Officer of the Fidelity funds. Ms. Laurent also serves as AML Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-present) and is an employee of Fidelity Investments. Previously, Ms. Laurent was Senior Vice President and Head of Legal for Fidelity Business Services India Pvt. Ltd. (2006-2008), and Senior Vice President, Deputy General Counsel and Group Head for FMR LLC (2005-2006).

Christine Reynolds (53)

Year of Election or Appointment: 2008

Chief Financial Officer of the Fidelity funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. Ms. Reynolds served as Chief Operating Officer of FPCMS (2007-2008). Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007).

Kenneth A. Rathgeber (64)

Year of Election or Appointment: 2004

Chief Compliance Officer of Fidelity's Equity and High Income Funds. Mr. Rathgeber is Chief Compliance Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present), Fidelity Management & Research (Japan) Inc. (2008-present), FMR (2005-present), FMR Co., Inc. (2005-present), Fidelity Management & Research (U.K.) Inc. (2005-present), Fidelity Research & Analysis Company (2005-present), Fidelity Investments Money Management, Inc. (2005-present), Pyramis Global Advisors, LLC (2005-present), and Strategic Advisers, Inc. (2005-present).

Jeffrey S. Christian (50)

Year of Election or Appointment: 2009

Deputy Treasurer of the Fidelity funds. Mr. Christian is an employee of Fidelity Investments. Previously, Mr. Christian served as Chief Financial Officer (2008-2009) of certain Fidelity funds and Senior Vice President of Fidelity Pricing and Cash Management Services (FPCMS) (2004-2009).

Joseph F. Zambello (54)

Year of Election or Appointment: 2011

Deputy Treasurer of the Fidelity funds. Mr. Zambello is an employee of Fidelity Investments. Previously, Mr. Zambello served as Vice President of FMR's Program Management Group (2009-2011) and Vice President of the Transfer Agent Oversight Group (2005-2009).

Adrien E. Deberghes (44)

Year of Election or Appointment: 2008

Deputy Treasurer of Fidelity's Equity and High Income Funds. Mr. Deberghes also serves as Vice President and Assistant Treasurer of Fidelity Rutland Square Trust II and Fidelity Commonwealth Trust II (2011-present), Assistant Treasurer of other Fidelity funds (2010-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (42)

Year of Election or Appointment: 2010

Assistant Treasurer of Fidelity's Equity and High Income Funds. Ms. Dorsey also serves as Deputy Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments (2008-present). Previously, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

John R. Hebble (53)

Year of Election or Appointment: 2009

Assistant Treasurer of Fidelity's Equity and High Income Funds. Mr. Hebble also serves as President (2011-present), Treasurer, and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-present), President and Treasurer of other Fidelity funds (2008-present) and is an employee of Fidelity Investments.

Gary W. Ryan (53)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Ryan is an employee of Fidelity Investments. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

Jonathan Davis (43)

Year of Election or Appointment: 2010

Assistant Treasurer of the Fidelity funds. Mr. Davis is also Assistant Treasurer of Fidelity Rutland Square Trust II and Fidelity Commonwealth Trust II. Mr. Davis is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (2003-2010).

Annual Report

Distributions (Unaudited)

Service Class 2R designates 100% of the dividends distributed during the fiscal year as qualifying for the dividends received deduction for corporate shareholders.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

VIP Contrafund Portfolio

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and considers at each of its meetings factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees, each composed of Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to the Fidelity funds.

At its July 2011 meeting, the Board of Trustees, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; (iv) the extent to which economies of scale would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts is in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts is fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Nature, Extent, and Quality of Services Provided. The Board considered the staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the backgrounds of the fund's investment personnel and the fund's investment objective and discipline. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund.

Resources Dedicated to Investment Management and Support Services. The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of the Investment Advisers' investment staff, including its size, education, experience, and resources, as well as the Investment Advisers' approach to recruiting, training, managing, and compensating investment personnel. The Board also noted that FMR has devoted increased resources to non-U.S. offices. The Board noted that Fidelity's analysts have extensive resources, tools and capabilities which allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and enhancers. The Board also believes that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools which permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in their deliberations, the Board considered the Investment Advisers' trading capabilities and resources which are an integral part of the investment management process.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the investment adviser's supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers, with 35 new branches opening since 2010.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees - continued

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including (i) continuing to dedicate additional resources to investment research and support of the senior management team that oversees asset management; (ii) rationalizing product lines through the mergers of six funds into other funds; (iii) continuing to migrate the Freedom Funds to dedicated lower cost underlying funds; (iv) obtaining shareholder approval to broaden the investment strategies for Fidelity Consumer Finance Portfolio, Fidelity Emerging Asia Fund, and Fidelity Environment and Alternative Energy Portfolio; (v) contractually agreeing to reduce the management fees and impose other expense limitations on Spartan 500 Index Fund and U.S. Bond Index Fund in connection with launching new institutional classes of these funds; (vi) changing the name, primary and supplemental benchmarks, and investment policies of Fidelity Global Strategies Fund to support the fund's flexible investment mandate and global orientation; and (vii) reducing the transfer agency account fee rates on certain accounts.

Investment Performance. The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund's absolute investment performance for each class, as well as the fund's relative investment performance for each class measured over multiple periods against (i) a broad-based securities market index, and (ii) a custom peer group of mutual funds deemed appropriate by Fidelity and reviewed by the Board. The following charts considered by the Board show, over the one-, three-, and five-year periods ended December 31, 2010, the cumulative total returns of Initial Class and Service Class 2 of the fund, the cumulative total returns of a broad-based securities market index ("benchmark"), and a range of cumulative total returns of a custom peer group of mutual funds defined by FMR based on categories assigned by Morningstar, Inc. The returns of Initial Class and Service Class 2 show the performance of the highest and lowest performing classes, respectively (based on five-year performance). The box within each chart shows the 25th percentile return (bottom of box) and the 75th percentile return (top of box) of the peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten numbers noted below each chart correspond to the percentile box and represent the percentage of funds in the peer group whose performance was equal to or lower than that of the class indicated. The fund's custom peer group, defined by FMR, is a peer group that FMR believes provides a more meaningful performance comparison than the peer group assigned by Morningstar, Inc., which assigns mutual funds to categories based on their investment styles as measured by their underlying portfolio holdings.

VIP Contrafund Portfolio

The Board reviewed the fund's relative investment performance against its peer group and noted that the performance of Initial Class of the fund was in the second quartile for the one- and five-year periods and the third quartile for the three-year period. The Board also noted that the investment performance of Initial Class of the fund compared favorably to its benchmark for the one- and five-year periods, although the fund's three-year cumulative total return was lower than its benchmark. The Board considered that the variations in performance among the fund's classes reflect the variations in class expenses, which result in lower performance for higher expense classes. The Board also reviewed the fund's performance since inception as well as performance in the current year.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should benefit the fund's shareholders.

Annual Report

Competitiveness of Management Fee and Total Expense Ratio. The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

Management Fee. The Board considered two proprietary management fee comparisons for the 12-month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing relative to the total universe of comparable funds available to investors in terms of gross management fees before expense reimbursements or caps. "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 10% means that 90% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked, is also included in the chart and considered by the Board.

VIP Contrafund Portfolio

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2010.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio. In its review of each class's total expense ratio, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses. As part of its review, the Board also considered the current and historical total expense ratios of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expense ratio of each class ranked below its competitive median for 2010. The Board considered that various factors, including 12b-1 fees, positive or negative performance adjustments, and relatively higher other expenses in the case of small fund size, can affect total expense ratios. The Board also noted that Investor Class has higher transfer agent fees than traditional variable annuity classes because it is designed for lower cost annuity products, where the majority of servicing costs are incorporated into the funds' total expense ratios rather than being paid at the annuity level.

Fees Charged to Other Fidelity Clients. The Board also considered Fidelity fee structures and other information with respect to clients of FMR and its affiliates, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients. In March 2010, the Board created an ad hoc joint committee with the board of other Fidelity funds (the Committee) to review and compare Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees - continued

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the total expense ratio of each class of the fund was reasonable in light of the services that the fund and its shareholders receive and the other factors considered, including the findings of the Committee.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive in the circumstances.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions. The Board also noted that in 2009, it and the board of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether FMR attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total fund assets under FMR's management increase, and for higher group fee rates as total fund assets under FMR's management decrease. FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that any potential economies of scale are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including (i) fund performance trends, actions to be taken by FMR to improve certain funds' overall performance, and Fidelity's long-term strategies for certain funds; (ii) portfolio manager changes that have occurred during the past year and length of portfolio manager tenure for different categories of funds over time; (iii) Fidelity's compensation structure for portfolio managers and other key personnel and strategies for attracting and retaining non-investment personnel; (iv) the amount of the investment that each portfolio manager has made in the Fidelity fund(s) that he or she manages; (v) historical trends in Fidelity's realization of fall-out benefits; (vi) Fidelity's group fee structures and the rationale for the individual fee rates of certain funds; (vii) fund profitability methodology and the impact of certain factors on fund profitability results; (viii) trends regarding industry use of performance fee structures and Fidelity's compliance practices with respect to performance adjustment calculations; (ix) the fee structures in place for certain other Fidelity clients; and (x) explanations regarding the relative total expense ratios of certain funds and classes, total expense competitive trends, and actions that might be taken by FMR to reduce total expense ratios for certain funds and classes.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Investment Adviser

Fidelity Management & Research Company
Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research (U.K.) Inc.

Fidelity Management & Research (Hong Kong) Limited

Fidelity Management & Research (Japan) Inc.

General Distributor

Fidelity Distributors Corporation
Boston, MA

Transfer and Servicing Agents

Fidelity Investments Institutional Operations Company, Inc.
Boston, MA

Fidelity Service Company, Inc.
Boston, MA

Custodian

Brown Brothers Harriman & Co.
Boston, MA

VIPCONR-ANN-0212
1.811844.107

Item 2. Code of Ethics

As of the end of the period, December 31, 2011, Variable Insurance Products Fund II (the trust) has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its President and Treasurer and its Chief Financial Officer. A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

Item 3. Audit Committee Financial Expert

The Board of Trustees of the trust has determined that Joseph Mauriello is an audit committee financial expert, as defined in Item 3 of Form N-CSR.   Mr. Mauriello is independent for purposes of Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services

Fees and Services

The following table presents fees billed by Deloitte & Touche LLP, the member firms of Deloitte Touche Tohmatsu, and their respective affiliates (collectively, "Deloitte Entities") in each of the last two fiscal years for services rendered to Contrafund Portfolio, Disciplined Small Cap Portfolio and Index 500 Portfolio (the "Funds"):

Services Billed by Deloitte Entities

December 31, 2011 FeesA

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Contrafund Portfolio	$55,000	$-	$5,700	$2,200
Disciplined Small Cap Portfolio	$38,000	$-	$5,700	$300
Index 500 Portfolio	$44,000	$-	$5,700	$600

December 31, 2010 FeesA

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Contrafund Portfolio	$55,000	$-	$5,700	$-
Disciplined Small Cap Portfolio	$37,000	$-	$5,600	$-
Index 500 Portfolio	$44,000	$-	$5,600	$-

A Amounts may reflect rounding.

The following table presents fees billed by Deloitte Entities that were required to be approved by the Audit Committee for services that relate directly to the operations and financial reporting of the Funds and that are rendered on behalf of Fidelity Management & Research Company ("FMR") and entities controlling, controlled by, or under common control with FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the Funds ("Fund Service Providers"):

Services Billed by Deloitte Entities

	December 31, 2011A	December 31, 2010A
Audit-Related Fees	$610,000	$645,000
Tax Fees	$-	$-
All Other Fees	$430,000	$840,000

A Amounts may reflect rounding.

"Audit-Related Fees" represent fees billed for assurance and related services that are reasonably related to the performance of the fund audit or the review of the fund's financial statements and that are not reported under Audit Fees.

"Tax Fees" represent fees billed for tax compliance, tax advice or tax planning that relate directly to the operations and financial reporting of the fund.

"All Other Fees" represent fees billed for services provided to the fund or Fund Service Provider, a significant portion of which are assurance related, that relate directly to the operations and financial reporting of the fund, excluding those services that are reported under Audit Fees, Audit-Related Fees or Tax Fees.

Assurance services must be performed by an independent public accountant.

* * *

The aggregate non-audit fees billed by Deloitte Entities for services rendered to the Funds, FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any Fund Service Provider for each of the last two fiscal years of the Funds are as follows:

Billed By	December 31, 2011 A	December 31, 2010 A
Deloitte Entities	$1,155,000	$1,595,000

A Amounts may reflect rounding.

The trust's Audit Committee has considered non-audit services that were not pre-approved that were provided by Deloitte Entities to Fund Service Providers to be compatible with maintaining the independence of Deloitte Entities in its audit of the Funds, taking into account representations from Deloitte Entities, in accordance with Public Company Accounting Oversight Board rules, regarding its independence from the Funds and their related entities and FMR's review of the appropriateness and permissibility under applicable law of such non-audit services prior to their provision to the Fund Service Providers.

Audit Committee Pre-Approval Policies and Procedures

The trust's Audit Committee must pre-approve all audit and non-audit services provided by a fund's independent registered public accounting firm relating to the operations or financial reporting of the fund. Prior to the commencement of any audit or non-audit services to a fund, the Audit Committee reviews the services to determine whether they are appropriate and permissible under applicable law.

The Audit Committee has adopted policies and procedures to, among other purposes, provide a framework for the Committee's consideration of non-audit services by the audit firms that audit the Fidelity funds. The policies and procedures require that any non-audit service provided by a fund audit firm to a Fidelity fund and any non-audit service provided by a fund auditor to a Fund Service Provider that relates directly to the operations and financial reporting of a Fidelity fund ("Covered Service") are subject to approval by the Audit Committee before such service is provided.

All Covered Services must be approved in advance of provision of the service either: (i) by formal resolution of the Audit Committee, or (ii) by oral or written approval of the service by the Chair of the Audit Committee (or if the Chair is unavailable, such other member of the Audit Committee as may be designated by the Chair to act in the Chair's absence). The approval contemplated by (ii) above is permitted where the Treasurer determines that action on such an engagement is necessary before the next meeting of the Audit Committee.

Non-audit services provided by a fund audit firm to a Fund Service Provider that do not relate directly to the operations and financial reporting of a Fidelity fund are reported to the Audit Committee on a periodic basis.

Non-Audit Services Approved Pursuant to Rule 2-01(c)(7)(i)(C) and (ii) of Regulation S-X ("De Minimis Exception")

There were no non-audit services approved or required to be approved by the Audit Committee pursuant to the De Minimis Exception during the Funds' last two fiscal years relating to services provided to (i) the Funds or (ii) any Fund Service Provider that relate directly to the operations and financial reporting of the Funds.

Item 5. Audit Committee of Listed Registrants

Not applicable.

Item 6. Investments

(a) Not applicable.

(b) Not applicable

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9. Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders

There were no material changes to the procedures by which shareholders may recommend nominees to the trust's Board of Trustees.

Item 11. Controls and Procedures

(a)(i) The President and Treasurer and the Chief Financial Officer have concluded that the trust's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act) provide reasonable assurances that material information relating to the trust is made known to them by the appropriate persons, based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(a)(ii) There was no change in the trust's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the trust's internal control over financial reporting.

Item 12. Exhibits

(a)	(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.
(a)	(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.
(a)	(3)	Not applicable.
(b)		Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Variable Insurance Products Fund II

By:	/s/Kenneth B. Robins
Kenneth B. Robins
President and Treasurer

Date:	February 23, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Kenneth B. Robins
Kenneth B. Robins
President and Treasurer

Date:	February 23, 2012
By:	/s/Christine Reynolds
Christine Reynolds
Chief Financial Officer

Date:	February 23, 2012